Exhibit 10.6

AGREEMENT OF LEASE

117 ADAMS OWNER LLC AND 55 PROSPECT OWNER LLC,

each a Delaware limited liability company,

Landlord

And

ETSY, INC.,

a Delaware corporation,

Tenant

For

A portion of the ground Floor, a portion of the 2nd Floor and the entire 3rd, 4th, 5th, 6th, 7th, 8th and 9th Floors at

117 Adams Street, Brooklyn, New York

and

The entire 6th Floor

at

55 Prospect Street, Brooklyn, New York

May 12, 2014

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ARTICLE 32	ARBITRATION	89
ARTICLE 33	OPTIONS TO EXPAND	90
ARTICLE 34	INITIAL RIGHT OF FIRST OFFER FOR THE 2ND AND 3RD FLOOR SPACE AT THE PROSPECT STREET BUILDING	93
ARTICLE 35	RIGHT OF FIRST OFFER FOR THE 2ND, 3RD, 7TH, 8TH, 9TH AND 10TH FLOORS AT THE PROSPECT STREET BUILDING	94

SCHEDULES AND EXHIBITS

Schedule “A”	Fixed Rent Schedule
Schedule “B”	List of Approved Contractors
Schedule “C”	HVAC Design Standards
Schedule “D”	Copies of Current Certificates of Occupancy
Schedule “E”	Form of Certificate of Insurance
Schedule “F”	Schedule of Sustainability Work
Schedule “G”	Schedule of Useable Square Footage

Exhibit “A”	Floor Plans of Premises
Exhibit “B”	Definitions
Exhibit “C”	Landlord’s Base Building Work
Exhibit “D”	Cleaning Specifications
Exhibit “E-1”	Rules and Regulations
Exhibit “E-2”	Construction Rules and Regulations
Exhibit “F”	Subordination Non-Disturbance and Attornment Agreement
Exhibit “G”	Form of Letter of Credit
Exhibits “H-1,H-2 and H-3”	Signage Exhibits
Exhibit I	Memorandum of Lease

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AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (“Lease”), is made as of the 12th day of May, 2014, by and between 117 ADAMS OWNER LLC (“Adams Street Owner”) and 55 PROSPECT OWNER LLC (“Prospect Street Owner”), as landlord (individually, and jointly, as the case may be, “Landlord”), each a Delaware liability company, having an office at c/o Kushner Companies, 666 Fifth Avenue, 15th Floor, New York, New York 10103 and ETSY, INC., as tenant (“Tenant”), a Delaware corporation, having an office at 55 Washington Street Brooklyn, New York 11201. Landlord and Tenant hereby agree as follows:

ARTICLE 1

BASIC LEASE PROVISIONS

PREMISES:	A portion of the ground floor lobby comprising 4,104 rentable square feet (the “Lobby Area Space”); a portion of the ground floor storage area comprising 2,044 rentable square feet (the “Storage Area Space”); a portion of the 2nd floor, comprising 15,927 rentable square feet; the entire 3rd floor, comprising 26,506 rentable square feet; the entire 4th floor, comprising 26,496 rentable square feet; the entire 5th floor, comprising 22,044 rentable square feet; the entire 6th floor, comprising 21,515 rentable square feet; the entire 7th floor, comprising 21,401 rentable square feet; the entire 8th floor, comprising 21,498 rentable square feet, and the entire 9th floor, comprising 10,600 rentable square feet at the building (“Building”) located at 117 Adams Street, Brooklyn New York (collectively, the “Adams Street Premises”), and the entire 6th Floor, comprising 26,500 rentable square feet at the building located at 55 Prospect Street, Brooklyn, New York (the “Prospect Street Premises”). Landlord and Tenant hereby agree that (i) the Adams Street Premises is comprised of 172,135 rentable square feet and (ii) the Prospect Street Premises is comprised of 26,500 rentable square feet (collectively, the “Premises”) and, (iii) the Premises in the aggregate is comprised of 198,635 rentable square feet, as more particularly shown on drawings annexed hereto as Exhibit “A” and made a part hereof. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Buildings is conclusive as to the square footage in existence on the date of this Lease and shall be binding upon them.

BUILDINGS:	The buildings, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land located at 117 Adams Street Brooklyn, New York (the “Adams Street Building”) and 55 Prospect Street, Brooklyn, New York (the “Prospect Street Building”).

REAL PROPERTY:	The Buildings, together with the plot of land upon which they stand.

DUMBO HEIGHTS CAMPUS:	The Buildings together with the buildings located at 77 Sands Street, 81 Prospect Street, 175 Pearl Street, each in the Borough of Brooklyn, State of New York.

PERMITTED USE:	General, administrative and executive offices and all other lawful use ancillary to Tenant’s business, including, but not limited to, a fitness center with locker room and showers, kitchen/cafeteria, day care center, exhibition area, auditorium, workshop/woodshop, bicycle storage and for no other purpose.

ADAMS STREET PREMISES COMMENCEMENT DATE:	The date that is the earlier of (a) the date that Tenant, or a person acting through, or on behalf of, Tenant first occupies the Adams Street Premises for the conduct of Tenant’s ordinary business, or for the performance of Tenant’s Initial installations (as hereinafter defined) therein, and (b) last of the following to occur: (i) the Lease is fully executed by, and delivered to, both Landlord and Tenant, (ii) Landlord tenders to Tenant vacant possession of the Premises in the Delivery Condition (as hereinafter defined) required hereunder, (iii) Landlord notifies Tenant, in writing, that Landlord has Substantially Completed (as hereinafter defined) all Landlord’s Pre-Commencement Base Building Work, and (iv) Landlord delivers to Tenant an ACP-5 Certificate in connection with Landlord’s Pre-Commencement Base Building Work (the “Delivery Condition”), as expressly set forth on Exhibit “C” annexed hereto and made a part hereof, (iv) the Dual Use Elevator (as hereinafter defined) shall be fully operational and suitable for Tenant’s use in connection with the performance of Tenant’s Initial Installations and thereafter the use and occupancy of the Premises, and (v) March 1, 2015.

PROSPECT STREET PREMISES COMMENCEMENT DATE:	The date that is the earlier of (a) the date that Tenant, or a person acting through, or on behalf of, Tenant first occupies the Prospect Street Premises for the conduct of Tenant’s ordinary business, or for the performance of Tenant’s Initial installations therein, and (b) last of the following to occur: (i) the Lease is fully executed by, and delivered to, both Landlord and Tenant, (ii) Landlord tenders to Tenant vacant possession of the Premises in the Delivery Condition (as hereinafter defined) required hereunder, (iii) Landlord notifies Tenant, in writing, that Landlord has Substantially Completed (as hereinafter defined) all Landlord’s Pre-Commencement Base Building Work, and (iv) Landlord delivers to Tenant an ACP-5 Certificate in connection with

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Landlord’s Pre-Commencement Base Building Work (the “Delivery Condition”), as expressly set forth on Exhibit “C” annexed hereto and made a part hereof, (iv) at least one (1) elevator shall be operational for Tenant’s use in connection with the performance of Tenant’s Initial Installations, and (v) July 1, 2015. The Adams Street Premises Commencement Date and the Prospect Street Premises Commencement Date are, from time to time, hereinafter collectively referred to as applicable, the “Commencement Date”).

ADAMS STREET PREMISES RENT COMMENCEMENT DATE:	The date that is nine (9) months immediately following the Adams Street Premises Commencement Date, subject to extension as set forth in Section 2.2 and Section 4.1.

PROSPECT STREET PREMISES RENT COMMENCEMENT DATE:	The date that is nine (9) months immediately following the Prospect Street Premises Commencement Date, subject to extension as set forth in Section 2.2 and Section 4.1. The Adams Street Premises Rent Commencement Date and the Prospect Street Premises Rent Commencement Date are, from time to time, hereinafter collectively referred to as applicable the “Rent Commencement Date”.

EXPIRATION DATE:	If, the Adams Street Premises Rent Commencement Date, or the Prospect Street Premises, shall be the first day of a calendar month, then the date which is the day immediately preceding the ten (10) year anniversary of the later of the Adams Street Premises Rent Commencement Date, or the Prospect Street Premises Rent Commencement Date shall occur; otherwise, the last day of the month in which the ten (10) year anniversary of the later to occur of the Adams Street Premises Rent Commencement Date and the Prospect Street Premises Rent Commencement Date.

TERM:	The period commencing on the Commencement Date first occurring hereunder and ending on the Expiration Date unless sooner terminated in accordance with the terms and conditions of this Lease or pursuant to law, or extended pursuant to the terms of this Lease.

INTEREST RATE:	The lesser of (i) 3% per annum above the then-current Base Rate, and (ii) the maximum rate permitted by applicable law.

BASE TAXES:	With respect to the Adams Street Building, Taxes payable for the Tax Year (as hereinafter defined) commencing on July 1, 2020 and ending on June 30, 2021 (the “Adams Base Tax Year”), and with respect to the Prospect Street Building, Taxes payable for

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the Tax Year commencing on July 1, 2016 and ending on June 30, 2017 (the “Prospect Base Tax Year”). The term “Base Tax Year” as used in this Lease shall be deemed to refer the Adams Base Tax Year or Prospect Base Tax Year, as applicable, and the term “Base Taxes” as used in this Lease shall be deemed to refer to the Base Taxes for the Adams Street Building or the Base Taxes for the Prospect Street Building, as applicable.

AGREED AREA OF ADAMS STREET BUILDING:	183,297 rentable square feet.

AGREED AREA OF PROSPECT STREET BUILDING:	254,356 rentable square feet.

TENANT’S PROPORTIONATE SHARE:	93.910% with respect to the Adams Street Premises and 10.418% with respect to the Prospect Street Premises.

LANDLORD’S BASE BUILDING WORK:	Landlord’s Pre-Commencement Base Building Work together with Landlord’s Post-Commencement Base Building Work, as each is set forth on Exhibit “C” annexed hereto and made a part hereof.

FIXED RENT:	As set forth on Schedule “A” annexed hereto and made a part hereof.

SECURITY:	Subject to adjustment, if any, as set forth in Section 27.8 hereof, Five Million Three Hundred Forty Thousand Six Hundred Sixty- One and 00/100 ($5,340,661.00) Dollars, in the form of an Irrevocable Standby Letter of Credit complying with the requirements of Article 27 hereof.

TENANT’S	Until Tenant commences business operations at the Premises:
ADDRESS FOR	55 Washington Street, Suite 512, Brooklyn, New York 11201
NOTICES:	Attn: Josh Wise
With a copy to:
Attn: Legal Department, Hissan Bajwa
Thereafter:
117 Adams Street, Brooklyn, New York 11201:
Attn: Josh Wise
With a copy to:
Attn: Legal Department, Hissan Bajwa

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LANDLORD’S	117 Adams Owner, LLC and 55 Prospect Owner, LLC
ADDRESS FOR	c/o Kushner Companies
NOTICES:	666 Fifth Avenue, 15th Floor
New York, New York 10103
Attn: Leasing Department
Attn: General Counsel

With a copy to:
RFR Holding LLC
390 Park Avenue, 3rd Floor
New York, New York 10022
Attn: Mr. Michael Fuchs and Mr. Frank Mangieri

With a copy to:
INVESCO Real Estate
1166 Avenue of the Americas
26th floor
New York, New York 10036
Attn: Mr. James Gillen

TENANT’S	CBRE, Inc.
BROKER:

LANDLORD’S	Watchtower Leasing, LLC
AGENT:

ARTICLE 2

PREMISES, TERM, RENT

Section 2.1 Lease of Premises. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises as described in Article 1 for the Term. In addition, Tenant shall have a right to use, on a non-exclusive basis and in common with other tenants, the Common Areas (as hereinafter defined).

Section 2.2 Commencement Date. The Term shall commence on the Commencement Date and (unless sooner terminated or extended as hereinafter provided), shall end on the Expiration Date. Except as hereinafter expressly provided, if Landlord does not tender possession of the Premises to Tenant on or before any specified date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable thereby, and the Term shall not commence until Landlord tenders possession of the Premises to Tenant in the Delivery Condition. Notwithstanding anything to the contrary contained herein, if the Commencement Date does not occur before August 1, 2015 (the “Target Commencement Date”), then the Adams Street Rent Commencement Date and/or the Prospect Street Rent Commencement Date, as applicable shall be extended by (i) one (1) calendar day (after the date on which it would otherwise have occurred) for each calendar day beginning on the day immediately after the Target Commencement Date

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until the earlier to occur of (x) the Commencement Date, and (y) the forty-fifth (45th) day immediately following the Target Commencement Date, (ii) one and one-half (1 1⁄2) calendar days (after the date on which it would otherwise have occurred) for each calendar day beginning on the forty-sixth (46th) day after the Target Commencement Date until the earlier to occur of (x) the Commencement Date, and (y) the seventy-fifth (75th) day immediately following the Target Commencement Date, and (iii) two (2) calendar days (after the date on which it would otherwise have occurred) for each calendar day beginning on the ninety-first (91st) day after the Target Commencement Date until the Commencement Date has occurred; it being understood and agreed that the Adams Street Rent Commencement Date shall only be extended as aforesaid if the Adams Street Premises Commencement Date does not occur by the Target Commencement Date, and the Prospect Street Rent Commencement Date shall only be extended as aforesaid if the Prospect Street Commencement Date does not occur by the Target Commencement Date. To the extent that Landlord’s achievement of the Commencement Date is delayed by reason of Tenant Delay and/or Unavoidable Delay (as each such term is hereinafter defined), the applicable deadline shall be extended by such Tenant Delay and/or Unavoidable Delay. The provisions of this Section 2.2 are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement. Promptly after the Commencement Date, Landlord shall deliver to Tenant a “Commencement Letter” setting forth the Commencement Date, the Rent Commencement Date, and the Expiration Date provided that the failure of Tenant to execute the Commencement Letter shall not defer the Commencement Date or Rent Commencement Date or Expiration Date, otherwise affect or invalidate this Lease. If Tenant disputes the dates set forth in the Commencement Letter, Tenant shall notify Landlord within ten (10) Business Days of its receipt of the Commencement Letter. If within ten (10) Business Days after Landlord’s receipt of Tenant’s notice, Landlord and Tenant cannot agree on the Commencement Date, or the Rent Commencement Date or the Expiration Date, then the Commencement Date, Rent Commencement Date and the Expiration Date, as the case may be, shall be determined by “quick” arbitration, conducted by a three (3) member panel, in accordance with the rules and regulations of the American Arbitration Association in the borough of Manhattan, City of New York. If Tenant does not dispute the dates set forth in the Commencement Letter, in writing, within the foregoing ten (10) Business Day period, then Landlord shall provide Tenant with a second written request (a “CD Letter Second Request”), which shall set forth in bold capital letters the following statement: “IF TENANT FAILS TO APPROVE OR DISAPPROVE THE COMMENCEMENT DATE OR RENT COMMENCEMENT DATE OR EXPIRATION DATE SET FORTH IN THE COMMENCEMENT LETTER WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE DEEMED TO HAVE AGREED TO SAME.” In the event that Tenant fails to approve or disapprove the Commencement Date, Rent Commencement Date or Expiration Date within five (5) Business Days after Tenant’s receipt of the CD Second Letter Request, then such dates shall be deemed to be the Commencement Date, Rent Commencement Date, and/or the Expiration Date set forth in the Commencement Letter for all purposes of this Lease, with such determination being conclusive and binding on Tenant without the requirement of acknowledgement written or otherwise on the part of Tenant.

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Section 2.3 Payment of Rent. Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by check or by wire transfer of funds, (i) Fixed Rent, as set forth on Schedule “A”, in equal monthly installments, in advance, on the first day of each month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent commencing on the Rent Commencement Date (subject to the provisions of Article 7 hereof), at the times and in the manner set forth in this Lease.

Section 2.4 First Month’s Rent. Tenant shall upon its execution of this Lease pay to Landlord, by check or wire transfer of funds, one month’s Fixed Rent, in the amount of $875,452.50 (“Advance Rent”). If the Rent Commencement Date is (i) the first day of a calendar month, the Advance Rent shall be credited towards the Fixed Rent payment for the first calendar month of the Term, or (ii) not the first day of a calendar month, then on the Rent Commencement Date Tenant shall pay Fixed Rent for the period from the Rent Commencement Date through the last day of such month, and the Advance Rent shall be credited towards Fixed Rent for the next succeeding calendar month.

Section 2.5 Tenant’s Existing Lease Obligation Rent Credit. Tenant currently leases certain premises in the building located at 55 Washington Street, Brooklyn, New York, the term of which may overlap to some extent with the term of this Lease. In consideration of entering into this Lease, Landlord hereby agrees that Tenant shall be entitled to an abatement of Rent (the “Existing Lease Rent Abatement”) (which Existing Lease Rent Abatement shall be in addition to the Rent that shall be abated during the period commencing on the Commencement Date through and including the date immediately preceding the Rent Commencement Date), in the aggregate amount of One Million Seven Hundred Forty-Eight Thousand and 00/100 ($1,748,000.00) Dollars. The amount of the Existing Lease Rent Abatement shall be applied against the next installments of Rent becoming due immediately following the Adams Street Rent Commencement Date until fully utilized, and shall be in addition to (and shall not run concurrent with) all other abatements and credits against Rent set forth in this Lease.

Section 2.6 (a) 5th Floor Prospect Street Premises. (a) Tenant shall have the option (the “5th Floor Prospect Street Premises Option”), exercisable by Tenant delivering irrevocable notice to Landlord (the “5th Floor Prospect Street Notice”), no later than June 30, 2014 TIME OF THE ESSENCE, to lease the entirety of the 5th floor at the Prospect Street Building consisting of 26,500 rentable square feet (the “5th Floor Prospect Street Premises”), for the period commencing on the date that is the later to occur of (i) the Commencement Date and (ii) the date on which Landlord delivers to Tenant the 5th Floor Prospect Street Premises in the Delivery Condition (the “5th Floor Prospect Street Premises Commencement Date”) through and including the Expiration Date, as the same may be extended, upon the same terms and conditions as

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contained in this Lease, as if the 5th Floor Prospect Street Premises was part of the Premises initially leased to Tenant hereunder (the “Initial Premises”), including, without limitation, the following material lease terms: (x) the amount of the Fixed Rent payable for the 5th Floor Prospect Street Premises, on a rentable square foot basis, shall be the same amount of Fixed Rent, on a square foot basis, payable for the Premises during the Term, as the same may be extended, (y) Landlord shall with respect to the 5th Floor Prospect Street Premises provide Tenant with (1) an abatement of Rent for the period commencing the 5th Floor Prospect Street Premises Commencement Date through and including the date immediately preceding the nine (9) month anniversary thereof (the “5th Floor Initial Rent Abatement Period”), and (2) in lieu of a work allowance, additional free Rent in the amount of One Million Three Hundred Fifty-Two Thousand Five Hundred and 00/100 ($1,352,500.00) Dollars (the “Additional 5th Floor Rent Abatement”); provided that in no event shall the Additional 5th Floor Rent Abatement exceed the amount of hard and soft construction costs incurred by Tenant in connection with Tenant’s Initial Installations. The Additional 5th Floor Rent Abatement shall be applied against the next installment(s) of Rent becoming due immediately following the expiration of the 5th Floor Initial Rent Abatement Period until fully utilized, and shall be in addition to (and shall not run concurrent with) all other abatements and credits against Rent set forth in this Lease.

(b) If Tenant fails to timely give the 5th Floor Prospect Street Notice as provided in Section 2.6 (a), then subject to the provisions of Section 2.6(d), Tenant shall lease the 5th Floor Prospect Street Premises, effective as of the date that is the later to occur of (x) the date specified by in the 5th Floor Commencement Date Notice, any (y) the date on which Landlord delivers possession of the 5th Floor Prospect Street Premises to Tenant in the Delivery Condition (the latter of such dates, the “5th Floor Prospect Street Premises Must Take Commencement Date”) through and including the Expiration Date as the same may be extended, upon the same terms and conditions contained in this Lease, as if the 5th Floor Prospect Street Premises were part of the Initial Premises except that (i) the Fixed Rent payable for 5th Floor Prospect Street Premises shall be in an amount equal to the Fixed Rent then payable for the Premises, on a per rentable square foot basis, on the 5th Floor Prospect Street Premises Must Take Commencement Date, (ii) in lieu of receiving a work allowance, Tenant shall be entitled to additional free rent in the amount of the Additional 5th Floor Rent Abatement, provided that if Landlord has performed the work necessary to improve the bathrooms at the 5th Floor Prospect Street Premises, in a Building standard manner, using Building standard materials consistent with the standards adopted by the Landlord for the Buildings, prior to 5th Floor Prospect Street Must Take Commencement Date then the Additional 5th Floor Rent Abatement shall be reduced by One Hundred Twenty Thousand and 00/100 ($120,000.00) Dollars, and/or if Landlord has installed the heating element(s), in a Building standard manner, using Building standard materials consistent with the standards adopted by the Landlord for the Buildings at the 5th Floor Prospect Street Premises prior to 5th Floor Prospect Street Must Take Commencement Date, then the Additional 5th Floor Rent Abatement shall be reduced by Forty Thousand and 00/100 ($40,000.00) Dollars and (iii) Tenant shall be entitled to an abatement of Rent for the period commencing the 5th Floor Prospect Street Premises Must Take Commencement Date through and including the date immediately preceding the date

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which is four (4) months immediately thereafter (the “5th Floor Must Take Initial Rent Abatement Period”); it being understood and agreed that Additional Floor Rent Abatement shall be applied against the next installment(s) of Rent becoming due immediately following the expiration of the 5th Floor Must Take Initial Rent Abatement Period. Tenant shall indicate the 5th Floor Prospect Street Must Take Commencement Date (which date shall in no event be later than January 1, 2019) in a notice to Landlord delivered on or prior to December 31, 2017 (the “5th Floor Commencement Notice”). If Tenant fails to deliver the 5th Floor Commencement Notice to Landlord on or prior to December 31, 2017, then the 5th Floor Prospect Street Must Take Commencement Date shall be deemed to be January 1, 2019.

(c) Effective on the 5th Floor Prospect Street Premises Commencement Date or the 5th Floor Prospect Street Premises Must Take Commencement Date, as the case may be, the 5th Floor Prospect Street Premises shall be deemed to be part of the Premises, so that effective on such applicable date, the word Premises shall be deemed to include the 5th Floor Prospect Street Premises for all purposes of this Lease including, without limitation, for purposes of calculating (i) the Fixed Rent for the Premises, and (ii) the number of square feet then comprising the Premises, and (iii) Tenant’s Proportionate Share, and (iv) an adjustment of the amount of Additional 5th Floor Rent Abatement.

(d) Notwithstanding any language to the contrary contained in Section 2.6(b) and (c), if Landlord shall fail to deliver possession of the 5th Floor Prospect Street Premises to Tenant in the Delivery Condition as of the date that is six (6) months following the 5th Floor Prospect Street Must Take Commencement Date set forth in the 5th Floor Commencement Date Notice (the “Must Take Inclusion Outside Date”), then Tenant may elect to vitiate Tenant’s obligation to lease the 5th Floor Prospect Street Premises, by giving Landlord notice thereof (a “Vitiation Notice”) at any time following the Must Take Inclusion Outside Date but prior to the date that Landlord delivers possession of the 5th Prospect Street Premises to Tenant in the Delivery Condition. If Tenant’s sends a Vitiation Notice in accordance with the provisions of this Section 2.6(d), then Tenant shall have no obligation to lease the 5th Floor Prospect Street Premises and the provisions of Section 2.6(b) and (c) shall be rendered void ab initio and of no force and effect.

Section 2.7 Sands Street Sidewalk Expansion. Promptly following the date of this Lease, Landlord shall apply to the Department of Transportation of the City of New York for the purpose of expanding the width of the sidewalk on Sands Street between Adams Street and Pearl Street (the “Sands Street Sidewalk Expansion”). Landlord shall use commercially reasonable efforts to obtain the Sands Street Sidewalk Expansion. In the event Landlord is successful in its application to obtain the Sands Street Sidewalk Expansion, Landlord shall, at no additional cost to Tenant, to the extent legally permissible, provide Tenant, at Tenant’s sole option, with a portion, determined in Landlord’s sole discretion, of such increased sidewalk area for Tenant’s exclusive use (“Tenant’s Sidewalk Area”). Tenant must exercise such election within thirty (30) days of Tenant’s receipt of notice from Landlord indicating that the Sands Street Sidewalk Expansion has been obtained, which notice shall include a designation of Tenant’s

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Sidewalk Area and Landlord’s estimate of the costs to be incurred in connection with the Sands Street Sidewalk Expansion. If Tenant so elects to take the Tenant’s Sidewalk Area, then Landlord shall deliver same to Tenant in compliance with all applicable Requirements, including free of violations, and Tenant shall be responsibility for its proportionate share of all reasonable out-of-pocket costs incurred by Landlord in connection with the Sands Street Sidewalk Expansion. Tenant hereby acknowledges and agrees that (i) any costs and expenses associated with Tenant’s improvement, alteration and/or use of Tenant’s Sidewalk Area including, without limitation, any permits, licenses or modification of the same, shall be at Tenant’s sole cost and expense, (ii) Tenant shall, at its cost and expense, be responsible for the maintenance and repair, if necessary of Tenant’s Sidewalk Area, and for compliance with all applicable Requirements in connection with Tenant’s use of Tenant’s Sidewalk Area (except to the extent of Landlord’s obligation set forth above to deliver same to Tenant in compliance with Requirements and free of violations), (iii) Landlord shall have no obligations whatsoever in connection with (i),(ii) and (iii) of this Section 2.7, and (iv) Tenant shall indemnify and save harmless Landlord and/or Landlord’s Indemnitees (as hereinafter defined) from any and all liability, damages, cost, expenses, fees (including reasonable attorneys’ fees) which Landlord and/or Landlord’s Indemnitees may suffer in connection with Tenant’s improvement, maintenance and/or use of Tenant’s Sidewalk Area. Notwithstanding anything to the contrary contained in this Section 2.7, in the event Landlord’s application for Sands Street Sidewalk Expansion is denied, this Lease shall nevertheless remain in full force and effect in accordance with its terms and conditions.

Section 2.8 Sky Bridges. Subject to the provisions of this Section 2.8, Tenant shall have the exclusive right to use the sky bridges that connect the 5th floor and 6th floor of the Adams Street Building to the corresponding 5th floor and 6th floor of the Prospect Street Building (collectively, the “Sky Bridges”) as a convenience passageway between the Premises; provided and on the condition that (i) Tenant leases the applicable corresponding floor in both Buildings, and (ii) Landlord has obtained any applicable governmental consent, license or other approval that permits the use of the Sky Bridges as contemplated hereunder (collectively, “Sky Bridge Consent”). Landlord shall use commercial reasonable efforts to apply for and obtain the Sky Bridge Consent, including any required renewals thereof. The Sky Bridges shall not be deemed part of the Premises, and Landlord shall, at its sole cost and expense, be responsible for the repair and maintenance thereof except to the extent any such repair or maintenance is required as a result of the negligence or willful misconduct of Tenant. With respect to the sky bridge that connects the 6th floor of the Adams Street Building to the 6th floor of the building located at 77 Sands Street (the “Sands Street Building”), Landlord shall, at its sole cost and expense, install a rated hollow metal door at the entrance of either or both of the 6th floor of the Adams Street Building or Sands Street Building so that access through such sky bridge between the Sands Street Building and Adams Street Building shall be closed off.

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ARTICLE 3

USE AND OCCUPANCY

Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use (as hereinafter defined). If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement (as hereinafter defined), or causing the Buildings to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice from Landlord of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises. Landlord shall, at no cost or expense to Landlord, cooperate with Tenant in connection with Tenant’s obtaining of any such governmental license or permit (including any permit required in connection with Tenant’s Alterations, including Tenant’s Initial Installations) or any application by Tenant for any amendment or modification to the Certificate of Occupancy for the Building (including the Zero Occupancy TCO), and Landlord shall reasonably promptly execute and deliver any applications, reports or related documents as may be requested by Tenant in connection therewith, provided that Tenant shall reimburse Landlord, as Additional Rent, for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefore, accompanied by reasonably satisfactory documentation of such costs and expenses.

ARTICLE 4

CONDITION OF THE PREMISES; ADDITIONAL RENT CREDIT

Section 4.1 Condition. Tenant has inspected the Premises and agrees (a) to accept possession of the Premises on the Commencement Date in the Delivery Condition, and (b) except for the Free Rent Credits (as hereinafter defined) and Landlord’s Pre-Commencement Base Building Work, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the Premises in order to prepare the same for Tenant’s initial occupancy on the Commencement Date. Except for Landlord’s Pre-Commencement Base Building Work and Landlord’s Post-Commencement Base Building Work which shall be performed by Landlord, at Landlord’s sole cost and expense, any work to be performed by Tenant in connection with Tenant’s initial occupancy of the Premises shall be hereinafter referred to as the “Tenant’s Initial Installations”. Promptly following Landlord’s Substantial Completion of Landlord’s Pre-Commencement Base Building Work and Landlord’s Post-Commencement Building Work, as the case may be, Landlord and Tenant shall jointly inspect the Premises (each a “Joint Inspection”) and prepare and execute a list of Punch List Items. Subject to Landlord’s obligation to complete any Punch List Items relating to the Pre-Commencement Base Building Work, Tenant’s occupancy of any portion of the Premises shall be conclusive evidence, as against Tenant, that Tenant has accepted possession of the Premises, in its then

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current condition and at the time such possession was taken, the Premises was in the Delivery Condition, and the obligation to complete such Punch List Items shall not affect the occurrence of the Commencement Date and/or the Rent Commencement Date. If Landlord’s Post-Commencement Base Building Work, or a portion of Landlord’s Post-Commencement Base Building Work, as the case may be, is not Substantially Completed by October 1, 2015, then the Fixed Rent, or a portion of the Fixed Rent, as the case may be, calculated on the basis of the percentage of the Premises for which Landlord’s Post-Commencement Base Building Work was not Substantially Completed by October 1, 2015, shall be abated on a per diem basis, for each calendar day beginning on October 1, 2015 until the date that Landlord’s Post-Commencement Base Building Work, or such portion of Landlord’s Post-Commencement Base Building Work, as the case may be, is Substantially Completed in accordance with the terms and conditions of this Lease. Notwithstanding the foregoing, with respect to solely Landlord’s Post-Commencement Work obligation to furnish Tenant with a second fully functional elevator in the Adams Street Building by May 15, 2015 (the “Second Elevator Outside Date”), the reference to “October 1, 2015” in the prior sentence shall be deemed to be the Second Elevator Outside Date. To the extent that Substantial Completion of Landlord’s Post-Commencement Base Building Work is delayed by reason of Tenant Delay and/or Unavoidable Delay (as each such term is hereinafter defined), the applicable deadline shall be extended by the length of such Tenant Delay and/or Unavoidable Delay. Upon Substantial Completion of Landlord’s Pre-Commencement Base Building Work and Landlord’s Post-Commencement Base Building Work, as the case may be, Landlord shall notify Tenant that it has Substantially Completed the same. Tenant shall have ten (10) Business Days following the Joint Inspection within which to notify Landlord, in writing, that it disputes Landlord’s determination that it has Substantially Completed Landlord’s Pre-Commencement Base Building Work or Landlord’s Post-Commencement Base Building Work, as the case may be, and whether any additional items which should be Punch List Items. If Tenant does not so notify Landlord that it disputes said determination within the foregoing ten (10) Business Days period, it shall be deemed that Landlord’s Pre-Commencement Base Building Work or Landlord’s Post-Commencement Date Work, as the case may be, has been Substantially Completed. Any dispute as to whether Landlord has Substantially Completed Landlord’s Pre-Commencement Base Building Work and/or Landlord’s Post-Commencement Date Base Building Work, or whether an item should be a Punch List Item, shall be resolved in accordance with Section 11.8.

Section 4.2 Additional Rent Credit. Notwithstanding anything to the contrary contained herein, in lieu of receiving a work allowance, Tenant shall be entitled to additional free rent in the amount of Ten Million Five Hundred Eighty-Two Thousand Five Hundred Eighty Five and 00/100 ($10,582,585.00) Dollars (the “Additional Rent Credit”); provided that in no event shall the Additional Rent Credit exceed the amount of hard and soft construction costs incurred by Tenant in connection with Tenant’s Initial Installations (collectively, “Tenant’s Initial Work Cost”). The Additional Rent Credit shall be applied against the next installment(s) of Rent becoming due immediately following the Rent Commencement Date until fully utilized, and shall be in addition to (and shall not run concurrent with) all other abatements and/or credits against Rent set forth in this Lease. For the sole purpose of determining that Tenant’s Initial Work Cost

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exceeds the Additional Rent Credit and/or the Additional 5th Floor Rent Abatement, Tenant shall furnish Landlord with documentation reasonably evidencing Tenant’s Initial Work Cost. Notwithstanding anything to contrary contained herein, for so long as Tenant may be in monetary default or material non-monetary default of its obligations under this Lease, including any default under Section 5.4 hereof (i.e., with respect to the removal of liens), Tenant shall not be entitled to apply the Additional Rent Credit or the Additional 5th Floor Rent Abatement until such time as such default is cured and Tenant furnishes Landlord with documentation reasonably evidencing that Tenant’s Initial Installations have been substantially completed, which documentation may consist of an architect’s certification to that effect.

Section 4.3 Base Building Redesign Costs. To the extent Tenant requests any re-design of any portion of the Buildings, and Landlord and Tenant agree that such design changes will be implemented and at what cost, then Tenant shall bear the agreed to incremental costs of same which may be applied to reduce the Additional Rent Credit.

ARTICLE 5

ALTERATIONS

Section 5.1 Tenant’s Alterations. (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively, “Alterations”), without Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, provided such Alterations: (i) are non-structural other than type which are routinely performed by multi-floor tenants in Class A office buildings, (ii) do not materially and adversely affect any Building Systems other than by connecting thereto and/or temporarily during the performance of an Alteration, such as a power shut down during the performance of same, (iii) affect only the Premises, and are not visible from the street level outside of the Premises, (iii) do not effect a modification of the Temporary Certificate of Occupancy (“TCO”), or the Certificate of Occupancy issued for the Building or the Premises (but the existing Certificate of Occupancy may be amended and updated to reflect the completion of Tenant’s Alterations that otherwise conform to this Lease), and (iv) do not violate any Requirement, and (v) do not require the issuance of a Building Permit by the Department of Buildings of the City of New York. Notwithstanding anything to the contrary contained herein, Landlord’s consent shall not be required for any Alteration, if such Alteration (x) satisfies subsections (i) through (iv) above and does not require any submissions to, or approval of, any Governmental Authority(collectively, “Governmental Approval”); it being understood and agreed that any Alteration that requires Government Approval shall always require the consent of Landlord hereunder, which consent shall be granted or withheld in accordance with the provisions of this Article 5, or (y) is of a cosmetic nature such as painting, wallpapering, hanging pictures or installing carpeting (the categories of Alterations set forth in said clauses (x) and (y) being collectively referred to herein as “Decorative Alterations”). Tenant shall give Landlord not less than five (5) Business Days’ notice prior to performing any Decorative Alteration, which notice shall contain a description of such Decorative Alteration. The

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performance and installation of all Decorative Alterations that are visible from the street level outside of the Premises shall be deemed an Alteration requiring Landlord’s prior approval in accordance with last sentence of Subsection 5.1(b) below, regardless of the cost of such Decorative Alteration(s).

(b) Plans and Specifications. Prior to making any Alterations, Tenant, at its reasonable expense, shall (i) submit to Landlord for its approval, detailed plans and specifications (“Plans”) of each proposed Alteration (other than Decorative Alterations that do not require Landlord’s approval), (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, and (iii) furnish to Landlord duplicate original policies or certificates of worker’s compensation (covering all persons to be employed by Tenant, and Tenant’s contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and Builder’s Risk coverage (as described in Article 11), naming Landlord, Landlord’s Agent, any Lessor and any Mortgagee of whom Tenant has been notified as additional insureds (provided, however, that for contractors performing work costing less than $100,000.00 Adjusted by CPI, which does not in any manner affect the structural integrity of the Building or affect any Building Systems or the TCO or the Certificate of Occupancy of the Building and are not visible from the street level outside the Building, Landlord shall accept such lower limits of liability insurance then being accepted by landlords of Comparable Buildings [hereinafter defined]). Landlord shall provide written approval or denial of approval of Plans for Tenant’s Alteration(s), including Tenant’s Initial Installations, within ten (10) Business Days of Landlord’s receipt of Plans for such Alteration(s) (and any re-submission of any such Plans after Landlord has disapproved the initial set of Plans (stating in reasonable detail the reasons for such disapproval within five (5) Business Days after receipt thereof by Landlord). If Landlord fails to either approve or disapprove (stating in reasonable detail the reasons for such disapproval), Tenant’s Plans within said ten (10) Business Day period or five (5) Business Day period, as the case may be, Tenant shall provide Landlord with a second written request for approval (a “Second Request”) to Landlord, which shall set forth in bold capital letters the following statement: “IF LANDLORD FAILS TO APPROVE OR DISAPPROVE (STATING IN REASONABLE DETAIL THE REASONS FOR SUCH DISAPPROVAL, WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN THE TENANT PLANS AS TO WHICH THIS SECOND REQUEST APPLIES SHALL BE DEEMED APPROVED.” In the event that Landlord fails to approve or disapprove (stating in reasonable detail the reasons for such disapproval) the Second Request within five (5) Business Days after receipt thereof by Landlord, Tenant’s Plans and specifications as to which such Second Request applies shall be deemed approved. Notwithstanding anything to the contrary contained herein, no failure by Tenant to furnish Landlord with a second written request as aforesaid shall constitute a default and/or breach of Tenant’s obligations hereunder.

(c) Governmental Approvals. Tenant, at its expense, shall, as and when required, promptly obtain certificates of partial and final approval of such Alterations required by any Governmental Authority and shall, with all reasonable promptness after completion of any Alterations, furnish Landlord with copies thereof, together with contractor’s “as-built” Plans, marked to reflect field changes, provided

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such field changes are not substantial, for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System to the extent prepared by the contractor (or such other system or medium as Landlord may reasonably accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may reasonably accept) and magnetic computer media of such record drawings and specifications translated in DWG format or another format reasonably acceptable to Landlord. Landlord shall promptly and expeditiously cooperate with Tenant, at no cost or expense to Landlord, in obtaining any permits or approvals necessary from any Governmental Authority having jurisdiction in connection with the performance of Tenant’s Initial Installations or Alterations which cooperation shall include without limitation, promptly executing, which Landlord shall endeavor to do within three (3) Business Days (but in no event more than five (5) Business Days) of request therefor, applications reasonably required by Tenant for such permits prior to commencement or completion of Landlord’s review of Plans; provided, that execution of any such application by Landlord shall not constitute Landlord’s consent to the proposed Alteration in question or the Plans.

(d) Asbestos Containing Material and other Hazardous Materials. Landlord represents to Tenant that to Landlord’s knowledge, there shall be no ACM (as hereinafter defined) in the Premises on the Commencement Date in violation of applicable Requirements. Landlord shall, at its cost and expense, deliver to Tenant, (i) on or before the Commencement Date, a ACP-5 Certificate which shall provide that Landlord’s Pre-Commencement Base Building Work does not constitute an “asbestos project”, and (ii) within fifteen (15) Business Days of Landlord’s receipt of Tenant’s final Plans for Tenant’s Initial Installations, a ACP-5 Certificate for the Premises, which shall provide that Tenant’s Initial Installations do not constitute an “asbestos project”. If during the performance of Tenant’s Initial Installations, any (i) asbestos-containing materials, or (ii) any other Hazardous Materials existing on the Commencement Date that are legally required to be remediated and/or removed from the Premises under applicable Requirements (collectively, “ACM”) shall be discovered in, or about the Premises, or in any part of the Building or Common Areas that Tenant shall have the right to enter or use in connection with Tenant’s performance of Tenant’s Initial Installations pursuant to the provisions of this Lease (e.g., conduits, shaft ways, mechanical areas, or the Building roof), which ACM shall be required pursuant to applicable Requirements to be removed, encapsulated, or otherwise abated, then, Landlord shall, after receiving notice thereof from Tenant, remove, encapsulate or otherwise abate such ACM in accordance with all Requirements at Landlord’s sole cost and expense. If and to the extent any such ACM shall be discovered in, or about the Premises that was not brought in, on or about the Premises by Tenant or a party under Tenant’s control, and if and to the extent Tenant is unable to and ceases the performance of all or a portion of Tenant’s Initial Installations as a result of same (including due to Landlord’s remediation work), then Tenant from the date on which Tenant provides Landlord with written notice of the foregoing shall be entitled to an abatement of Fixed Rent for one (1) day for each day of delay for the portion or portions of the Premises actually affected, until such date that the ACM has been removed, encapsulated or otherwise abated by Landlord in accordance with the terms hereof and Landlord has notified Tenant thereof. If the Rent Commencement Date shall not have yet occurred at the time of such abatement, such abatement of Fixed Rent shall be applied to the day or days immediately succeeding the Rent Commencement Date.

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Section 5.2 Manner and Quality of Alterations. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects, (b) substantially in accordance with the Plans, and in the case of Major Construction Work (as hereinafter defined) by contractors approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (c) in compliance with all Requirements, the terms of this Lease and the Building standard construction procedures and regulations set forth on Exhibit E-2 annexed hereto, and any future modifications thereto prescribed by Landlord, provided the same do not increase Tenant’s obligations or reduce Tenant’s rights hereunder, in each case, other than to a de minimis extent, and provided, further, that any conflict between such procedures and regulations and the terms and conditions of this Lease, shall be resolved in favor of the terms and conditions of this Lease, and (d) at Tenant’s expense (subject to Tenant’s right, with respect to the Initial Installations, to receive the Free Rent Credits). All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant’s Property) shall be subject to any lien or other encumbrance. Attached to this Lease as Schedule “B” is a list of contractors that are hereby approved by Landlord (as same may be modified from time to time by Landlord “Landlord’s Contractor List”). Tenant shall be required to use Landlord’s designated contractor(s) to perform all work in connection with the (i) elevators, (ii) Class E system, (iii) tie-in by Tenant to Landlord’s emergency generator, (iv) Submeters, (v) and Landlord’s expediter (Charles Rizzo & Associates, Inc.) and (vi) BMS; provided that such contractor(s) shall charge such rates as are substantially similar and customary for other contractors performing such work in Comparable Buildings. If Tenant engages any contractor set forth on Landlord’s Contractor List, Tenant shall not be required to obtain Landlord’s consent to such contractor, provided Tenant shall be required to obtain Landlord’s confirmation (which confirmation may be oral) that such contractor remains on Landlord’s Contractor List. If Tenant desires to use a contractor who is not named on Landlord’s Contractor List, Landlord shall not unreasonably withhold its approval of any reputable contractor proposed by Tenant (except for those contractors performing work with respect to Building Systems including, without limitation the Class E System), provided such contractor shall provide Landlord with appropriate positive references and proof of financial responsibility reasonably satisfactory to Landlord. Landlord shall, within ten (10) Business Days after receiving any request from Tenant for such approval, together with such references and proof, respond to such request, and if Landlord fails to respond to such request within such ten (10) Business Day period, such request for approval shall be deemed approved by Landlord.

Section 5.3 Removal of Tenant’s Property. Tenant’s Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date, as the same may be extended. On or prior to the Expiration Date, as the same may be extended, Tenant shall, at Tenant’s cost and expense, remove all of Tenant’s Property, and subject to the last sentence of this Section 5.3 and the provisions of Section 5.10, any Specialty Alterations; it being understood and agreed

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that Tenant shall have no obligation to remove any cabling or wires. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Building (or material damage that would materially increase the cost of the next tenant build-out) or the Building caused by Tenant’s removal of any Specialty Alterations or Tenant’s Property, and upon default thereof, Tenant shall reimburse Landlord for Landlord’s reasonable out-of-pocket cost of repairing or restoring such damage or Landlord’s demolition, as the case may be. Any Specialty Alterations or Tenant’s Property not so removed shall be deemed abandoned and Landlord may retain or remove and dispose of same, and repair and restore any damage caused thereby, at Tenant’s reasonable out-of-pocket cost and without accountability or liability to Tenant. Landlord, at the time of Landlord’s approval of Tenant’s Plans for any Tenant’s Alterations (including the Initial Installations), shall identify which Specialty Alterations, Tenant be required to remove at the end of the Term.

Section 5.4 Mechanic’s Liens. Tenant, at its expense, shall discharge any lien or charge recorded or filed against the Real Property in connection with any work done or claimed to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within thirty (30) days after Tenant’s receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

Section 5.5 Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord’s sole judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord’s request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately. Landlord confirms that no Building staff or employees are presently unionized, and notwithstanding anything to the contrary contained herein, Tenant shall be permitted to use non-union labor in the performance of Alterations, including Tenant’s Initial Installations.

Section 5.6 Tenant’s Costs. Except as expressly set forth herein, Tenant shall pay to Landlord, within thirty (30) days of demand, all reasonable third party out-of-pocket costs actually incurred by Landlord in connection with: (a) Landlord’s review of Plans for such Alterations (including review of requests for approval thereof), and (b) to the extent requested by Tenant in writing, the provision of Building personnel during the performance of any Alterations to operate elevators or otherwise facilitate the performance of such Alteration.

Section 5.7 Tenant’s Equipment. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, “Equipment”) into or out of the Building. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) that all work to be performed in connection therewith shall comply with all applicable Requirements and (c) with respect only to the Prospect Street Building, such work shall be done only during hours reasonably designated by Landlord.

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Section 5.8 Legal Compliance. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord’s representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord’s approval of any Plans, or Landlord’s consent to Tenant’s performing any Alterations, subject to Landlord’s obligations with respect to ACM as provided in Section 5.1(d). If any Alterations made by or on behalf of Tenant, require Landlord to make any alterations or improvements to any part of the Buildings in order to comply with any Requirements, Tenant shall pay all reasonable actual costs and expenses incurred by Landlord in connection with such Alterations or improvements.

Section 5.9 Floor Load. Tenant shall not place a load upon any floor of the Premises that shall exceed the pounds per square foot “live load”, for such floor. Landlord hereby represents that as of the date hereof: (i) (w) each floor (except the 8th floor) at the Adams Street Building is rated for 100 lbs. per square foot of live load, and (x) the 8th floor at the Adams Street Building is rated for 100 lbs. per square foot of live load, and (y) the 8th floor roof at the Adams Street Building is rated for 100 lbs. per square foot of live load, and (z) the fifth floor roof at the Adams Street Premises is rated for 100 lbs. per square foot of live load, and (ii) the 6th floor at the Prospect Street Building is rated for 100 lbs. per square foot of live load.

Section 5.10 Internal Staircase(s). Tenant shall, at its cost and expense, have the right to install, one (1) or more internal staircase(s) (the “Internal Staircase[s]”) between contiguous floors of the Premises. The installation of the Internal Staircase(s) shall be subject to, and conditioned upon, (i) Landlord’s prior review and written approval of the location of the Internal Staircase(s) and the structural impact of the Internal Staircase(s) on the Building, which approval shall not be unreasonably withheld, and (ii) compliance with the terms and conditions of Article 5. Notwithstanding anything to the contrary contained in this Lease, including Section 5.3, if Tenant elects to construct and install one or more Internal Staircases subject to the terms of this Section 5.10, then, in lieu of completing a restoration of any such Specialty Alteration as of the Expiration Date as required pursuant Section 5.3, Tenant shall have the right to provide Landlord with a letter of credit (the “Restoration L/C”) in an amount equal to one hundred twenty-five percent (125%) of the then market costs for the removal of the stairs, replacement of the slab, and restoration of the floors and ceiling as reasonably determined by Landlord (“Staircase Restoration Work”). The Restoration L/C shall be substantially in the form annexed to this Lease as Exhibit F. Landlord may apply the proceeds of the Restoration L/C against any and all costs incurred by Landlord in connection with the performance of any Staircase Restoration Work. The unused portion of the Restoration L/C, if any, shall be returned to Tenant promptly following the earlier to occur of (x) completion and payment in full for the Staircase Restoration Work covering all such internal stairways; (y) the date on which Landlord leases all of the space containing such internal stairways to tenant(s) who desire to retain same as part of their demised premises; provided, that, if Landlord leases only a portion of the space

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containing such internal stairways to tenant(s) who desire to retain same as part of their demised premises, the Restoration L/C shall be equitably reduced to an amount necessary to cover the cost of Staircase Restoration Work that would then be required as reasonably determined by Landlord; provided, that, Tenant provide a replacement letter of credit in such reduced amount (upon which would enter into a simultaneous exchange of the Restoration L/C with the replacement letter of credit), and (z) twelve (12) months following the Expiration Date. The provisions of this Section 5.10 shall survive the Expiration Date or earlier expiration of the Term.

ARTICLE 6

REPAIRS

Section 6.1 Landlord’s Repair and Maintenance. Landlord shall operate, maintain and replace, if necessary, except for such repairs to the Buildings as are expressly made the obligation of Tenant as provided in Section 6.2 hereof, make all necessary repairs (both structural and nonstructural) to (i) the Building Systems, and (ii) the public portions of the Buildings, including the adjacent sidewalks (other than Tenant’s Sidewalk Area) and (iii) the structural elements of the Buildings, both exterior and interior, including the roofs, foundations and curtain walls thereof, in a manner consistent with a Class A standard.

Section 6.2 Tenant’s Repair and Maintenance. Tenant shall, at its expense and in compliance with Article 5, maintain and promptly make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein (including all electrical, plumbing, heating, ventilation and air conditioning, sprinklers and life safety systems in and serving the Premises from the point of connection to the Building Systems) within the Premises (collectively, “Tenant Fixtures”) as and when needed to preserve the Premises in good working order and condition, except for (x) reasonable wear and tear and damage as a result of a casualty in the Premises for which Tenant is not responsible or (y) such repairs as are required as the result of the negligence or willful misconduct of Landlord, Landlord’s Agent, or their respective employees or contractors. All damage to the Buildings or to any portion thereof, or to any Tenant Fixtures requiring structural or nonstructural repair caused by or directly resulting from any negligence or willful misconduct of a Tenant Party, shall be repaired at Tenant’s reasonable expense by (i) Tenant, if the required repairs are nonstructural in nature and do not affect any Building System, or (ii) Landlord, if the required repairs are structural in nature, involve replacement of exterior window glass or affect any Building System. All Tenant repairs shall be of good quality utilizing new construction materials in conformity with Building standards as reasonably adopted by the Landlord for the Buildings. In the event Tenant shall fail to make a repair or perform a maintenance obligation(s) on its part to be performed under this Section 6.2, after ten (10) days of written notice thereof (subject to Unavoidable Delay), Landlord may make such repair or perform such maintenance obligation(s), at Tenant’s expense (immediately, and without advance notice, in the case of emergency). All actual out of pocket reasonable costs

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and expenses incurred by Landlord in connection with the making of such repair or performance of such maintenance obligation by, or on behalf of Landlord, and all actual out of pocket reasonable costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord, as a result of such failure by Tenant under this Lease, in any action or proceeding brought by Landlord in which Landlord is the prevailing party (as determined by a court of competent jurisdiction), shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord.

Section 6.3 Restorative Work. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Buildings (excluding the Premises except as expressly permitted under Section 14.1(a)) and Building Systems, including changing the arrangement or location of or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas (collectively, “Restorative Work”), as Landlord deems necessary or desirable; provided that (a) the level of any Building service shall not decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work, provided such temporary changes do not unreasonably interfere with Tenant’s ordinary conduct of business), (b) such Restorative Work shall not deprive Tenant of access to any portion of the Premises (other than a de minimis portion) (and provided any such continued access does not unreasonably interfere with Tenant’s ordinary course of business), (c) interfere with Tenant’s ordinary use and occupancy of the Premises during the performance of such Restorative Work, and Section 14.3 shall apply to any blackening or covering of the windows of the Premises, and (d) Landlord shall not change the arrangement or location of the entrances to the Adams Street Building other than on a temporary basis as may be reasonably required in connection with the performance of any Restorative Work. Except as expressly set forth in Section 10.11(b), there shall be no abatement of Rent or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work. Landlord may take all materials into the Premises required for the performance of any such Restorative Work; provided that Landlord shall not store such materials in the Premises unless reasonably necessary and only for a reasonable period of time not to exceed the performance of the subject Restorative Work. Except in case of emergency, Landlord shall provide Tenant with reasonable written notice prior to commencing any Restorative Work, which would affect the Premises and shall use reasonable efforts to minimize interference (and duration of interference) with Tenant’s use and occupancy of the Premises during the performance of such Restorative Work.

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ARTICLE 7

INCREASES IN TAXES

Section 7.1 Definitions. For the purposes of this Article 7, the following terms shall have the meanings set forth below:

(a) “Assessed Valuation” shall mean the amount for which the Real Property is assessed pursuant to the applicable provisions of the City Charter and the Administrative Code of New York, or any successor Requirements, for the purpose of imposition of Taxes.

(b) Intentionally Omitted.

(c) “Base Taxes” are defined in Article 1.

(d) “Comparison Year” shall mean (i) with respect to the Adams Street Building, each Tax Year commencing on or after July 1, 2021, and (ii) with respect to the Prospect Street Building, each Tax Year commencing on or after July 1, 2017.

(e) Intentionally Omitted.

(f) “Statement” shall mean a statement containing a comparison of (i) the Base Taxes and the Taxes for any Comparison Year.

(g) “Tax Year” shall mean the twelve month period from July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purpose).

(h) “Taxes” shall mean (i) all real estate taxes, assessments (including any ICAP benefits and any assessments made as a result of the Building being within a business improvement), and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) all expenses (including reasonable attorneys’ fees and disbursements and experts’ and other witnesses’ fees) incurred in contesting any of the foregoing or the Assessed Valuation of the Building (such expenses shall be included in Base Taxes if incurred during the Base Tax Year but only to the extent such expenses are also incurred in a Comparison Year and included in Taxes for such Comparison Year). Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord’s late payment of Taxes, or (y) net income, franchise, transfer, gift, inheritance, estate, succession, corporation taxes, documentary stamp taxes, transfer gains tax, tax increment financing or recording fees imposed upon Landlord. If Landlord elects to pay any assessment in annual installments, then (i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (ii) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year. If at any time the methods of taxation prevailing on the Commencement Date

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shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Building whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Building and imposed upon Landlord, (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then to the extent the same shall be similarly treated as Taxes by owners of Comparable Buildings all such alternative or additional taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes. Notwithstanding anything to the contrary contained herein, if, by Requirements or in accordance with the provisions of the last sentence of Section 7.2, any such tax assessment may be paid in installments, then, for the purposes hereof (a) such tax assessment shall be deemed to have been payable in the maximum number of installments permitted by Requirements and (b) there shall be included in Taxes, for each Comparison Year in which such installments may be paid, the installments of such tax assessment so becoming payable during such Comparison Year.

Section 7.2 Tenant’s Tax Payment. (a) If the Taxes payable for any Tax Year after the Base Tax Year exceed the Base Taxes, Tenant shall pay to Landlord, Tenant’s Proportionate Share of such excess (“Tenant’s Tax Payment”). For each Comparison Year in which any such Tax Year commences, Landlord shall furnish to Tenant a statement setting forth Landlord’s reasonable estimate of Tenant’s Tax Payment for such Tax Year (the “Tax Estimate”). Tenant shall pay to Landlord on the 1st day of each month during such Comparison Year an amount equal to 1/12th of the Tax Estimate for such Tax Year (“Monthly Tax Escrow Payments”). If Landlord furnishes a Tax Estimate for a Comparison Year subsequent to the commencement thereof, then (i) until the 1st day of the month following the month in which the Tax Estimate is furnished to Tenant (subject to the prior notice requirements set forth below), Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.2(a) for the last month of the preceding Comparison Year; (ii) promptly after the Tax Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of the Tax Estimate previously made for such Comparison Year were greater or less than the installments of the Tax Estimate to be made for such Comparison Year in accordance with the Tax Estimate, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within twenty (20) Business Days after demand, or (y) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent next coming due hereunder (or if there shall be no subsequent payments of Rent next coming due, Landlord shall pay to Tenant the amount of such overpayment within twenty (20) Business Days); and (iii) on the 1st day of the month following the month in which the Tax Estimate is furnished to Tenant (provided Tenant has a least twenty (20) Business Days’ notice), and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12th of the Tax Estimate. Landlord may, during each Comparison Year, furnish to Tenant a revised Tax Estimate for such Comparison Year, and in such case, Tenant’s Tax Payment for such Comparison Year

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shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. After the end of each Comparison Year, Landlord shall furnish to Tenant a Statement of Taxes applicable to Tenant’s Tax Payment payable for such Comparison Year and (A) if such Statement shall show that the sums so paid by Tenant were less than Tenant’s Tax Payment due for such Comparison Year, Tenant shall pay to Landlord the amount of such deficiency within twenty (20) Business Days after delivery of the Statement to Tenant, or (B) if such Statement shall show that the sums so paid by Tenant were more than such Tenant’s Tax Payment, Landlord shall credit such overpayment against subsequent payments of Rent next coming due, if any (or if there shall be no subsequent payments of Rent next coming due, Landlord shall pay to Tenant the amount of such overpayment within twenty (20) Business Days). If there shall be any increase in the Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year, Tenant’s Tax Payment for such Comparison Year shall be appropriately adjusted and any deficiencies paid or overpayments credited (or repaid), as the case may be, substantially in the same manner as provided in the preceding sentence. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to make Monthly Tax Escrow Payments unless Landlord is required to deposit monthly escrow payments of Taxes with its lender, and if Landlord’s lender does not so require such monthly escrow, Tenant shall pay Tenant’s Tax Payment no later than thirty (30) days prior to the date on which the Taxes (or the installment thereof) for such Comparative Year shall become due and payable to the applicable taxing authority, provided, however that in no event shall Tenant be obligated to pay any Tenant’s Tax Payment prior to the date that is thirty (30) days after the date that Tenant has received a Statement of the Taxes payable during the Comparative Year, together with a copy of the tax bills for the Comparative Year in question. In addition to Tenant’s Tax Payment, for each Tax Year during the Term commencing with Tax Year beginning July 1, 2017, Tenant shall pay to Landlord, with respect to the Adams Street Premises only, an amount equal to the Fixed Tax Escalations. The Fixed Taxed Escalations shall be payable in the same manner and times (other than the date on which such payments commence) as Tenant’s Tax Payment (i.e., 30 days prior to the date on which such Taxes for such Comparative Year shall become due and payable to the applicable taxing authority, or monthly if such amounts are required to be escrowed by Landlord’s lender as set forth above).

(b) Only Landlord may institute proceedings to reduce the Assessed Valuation of the Building and the filing of any such proceeding by Tenant without Landlord’s consent shall constitute an Event of Default. If the Base Taxes are reduced, the Additional Rent previously paid or payable on account of Tenant’s Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, within ten (10) Business Days after demand therefore, any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputation. If the Base Taxes are increased, then Landlord shall either pay to Tenant, or at Landlord’s election, credit against subsequent payments of Rent due, if any (or if there shall be no subsequent payments of Rent next coming due, Landlord shall pay to Tenant the amount of such overpayment within twenty [20] Business Days),

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the amount by which such Additional Rent previously paid on account of Tenant’s Tax Payment exceeds the amount actually due as a result of such recomputation. If Landlord receives a refund of Taxes for any Comparison Year, Landlord shall, at its election, either pay to Tenant, or credit against subsequent payments of Rent due hereunder (or if there shall be no subsequent payments of Rent next coming due, Landlord shall pay to Tenant the amount of such overpayment within twenty [20] Business Days), an amount equal to Tenant’s Proportionate Share of the refund, net of any reasonable, actual, out of pocket expenses incurred by Landlord in achieving such refund (without duplication to the extent such expenses were included in Taxes), which amount shall not exceed Tenant’s Tax Payment paid for such Comparison Year. The benefit of any exemption or abatement relating to all or any part of the Building shall accrue to the benefit of Landlord provided, however, that Taxes for the Base Tax Year and all Comparison Years shall be computed by taking into account any such exemption or abatement.

(c) Landlord shall, with respect to each Comparison Year, initiate and pursue in good faith an application and proceeding seeking a reduction in Taxes or the assessed valuation of the Real Property for the Adams Street Building (a “Certiorari Application”) to the extent that (i) doing so would be reasonable and customary for landlords of Comparable Buildings for the Comparison Year in question (without taking into account any considerations with respect to any other properties owned by Landlord or any affiliate of Landlord in the City of New York), and (ii) so long as the Adams Street Premises consist of not less than seventy-five percent (75%) of the rentable square area of the Adams Street Building (the “Minimum Leasing Requirement”), if Landlord does not intend to pursue a Certiorari Application, Landlord obtains and provides to Tenant with respect to such Comparison Year a letter from a recognized certiorari attorney or consultant that, in such person’s opinion, it would not be advisable or productive to bring any such application or proceeding; provided, however, that if Landlord shall elect not to initiate and pursue a Certiorari Application for any Comparison Year, not later than thirty (30) days prior to the last day on which Landlord would be entitled to initiate a Certiorari Application, Landlord shall use commercially reasonable efforts to give notice of such election (a “Certiorari Waiver Notice”) to Tenant, which notice shall contain a statement in bold type and capital letters stating “THIS IS A CERTIORARI WAIVER NOTICE.” If Landlord fails within such thirty (30) day period to give to Tenant either (i) a Certiorari Waiver Notice or (ii) a notice indicating that Landlord will initiate and pursue a Certiorari Application, Landlord shall be deemed to have given to Tenant a Certiorari Waiver Notice. For so long as Tenant satisfied the Minimum Leasing Requirement, Tenant shall have the right within fifteen (15) days (time being of the essence) after the giving (or deemed giving) of such Certiorari Waiver Notice to give a notice to Landlord directing Landlord to initiate and pursue a Certiorari Application (a “Certiorari Direction Notice”). In the event that Tenant shall give a Certiorari Direction Notice to Landlord in accordance with the provisions of the preceding sentence, Landlord shall initiate a Certiorari Application prior to the last day on which it is entitled to initiate same and shall pursue same in good faith. In connection with any Certiorari Application relating to any Comparison Year occurring during the term of this Lease that Tenant satisfies the Minimum Leasing Requirement, Tenant shall have the right to retain, at Tenant’s sole cost and expense, its own

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certiorari counsel (hereinafter called “Tenant’s Certiorari Counsel”), who shall have the right to consult with the counsel retained by Landlord in connection with such Certiorari Application (“Landlord’s Certiorari Counsel”) with respect to such Certiorari Application and any proceedings in connection therewith, provided that Tenant’s Certiorari Counsel shall have first executed and delivered to Landlord a confidentiality agreement in form reasonably acceptable to Landlord wherein Tenant’s Certiorari Counsel shall agree to maintain in strict confidence and not to reveal to any third parties (other than Tenant, except as hereinafter set forth) any confidential information concerning the Adams Street Building or its operations that has not otherwise been made public, except as may be required by applicable Requirements or by a court of competent jurisdiction or in connection with any action or proceeding before a court of competent jurisdiction. In addition, Tenant’s Certiorari Counsel shall not reveal any such confidential information to Tenant, except to the extent necessary in the reasonable judgment of Tenant’s Certiorari Counsel to enable Tenant to decide whether and how to exercise any rights of Tenant set forth in this Section 7.2(c). Tenant shall be subject to maintain the confidentiality of any and all such information on terms identical to those by which Tenant’s Certiorari Counsel is bound and, in addition, Tenant hereby expressly acknowledges and agrees that it shall not have the right to use such information for any other purpose whatsoever (including, without limitation, in connection with any fair market rental determination under this Lease, except to the extent that all or a portion of such information has been made known to Tenant by other sources (e.g., public filings or the brokerage community). Subject to the provisions of the preceding two sentences, Landlord shall cause Landlord’s Certiorari Counsel to meet with Tenant’s Certiorari Counsel, to keep Tenant’s Certiorari Counsel advised as to the status of the Certiorari Application(s) in question and the strategies employed or to be employed by Landlord and Landlord’s Certiorari Counsel in connection therewith, and Landlord and Landlord’s Certiorari Counsel shall consider any recommendations of Tenant’s Certiorari Counsel with respect to such Certiorari Application(s). Tenant’s Certiorari Counsel shall have the right to attend meetings, including participation in meetings, between Landlord and/or Landlord’s Certiorari Counsel and the New York City Department of Finance Assessor’s Office and/or New York City Tax Commission and/or the New York City Law Department with respect to any such Certiorari Applications. Notwithstanding anything to the contrary set forth in this Section 7.2(c), Landlord shall have the right to settle any and all certiorari proceedings with respect to the Real Property, provided that Landlord shall act in a commercially reasonable manner and as if this Real Property were Landlord’s only property, and Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Taxes or to bring any application or proceeding seeking a reduction in Taxes or assessed valuation or otherwise challenging the determination of such settlement.

(d) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord’s demand.

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(e) Tenant shall be obligated to make Tenant’s Tax Payment regardless of whether Tenant may be exempt from the payment of any taxes as the result of any reduction, abatement, or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant’s diplomatic or other tax exempt status.

Section 7.3 Survival of Obligations. Except as expressly set forth in Section 7.4, the obligations of Landlord and Tenant set forth in this Article 7 shall survive the Expiration Date or earlier termination of this Lease for a period of one (1) year after the date that Taxes for such Comparison Year are finally determined.

Section 7.4 Non-Waiver; Disputes. Landlord’s failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord’s right to thereafter render a Statement with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord’s right to thereafter render a corrected Statement for that Comparison Year, provided, however, in no event shall Tenant have any liability hereunder with respect to any Statement or corrected Statement not delivered to Tenant within two (2) years after the later of (a) the last day of such Comparison Year and (b) the date that the Taxes for such Comparison Year are finally determined (including if Taxes for a Comparison Year are then being contested by Landlord in accordance with Section 7.2 (b) or (c), in which event the foregoing two (2) year period shall be extended base on the date that a final determination is rendered by the Department of Taxation and Finance of the City of New York for the Comparison Year contested.

Section 7.5 Proration. It is understood and agreed that Tenant’s obligation to make (i) Tenant’s Tax Payments with respect to the Adams Street Premises commences on July 1, 2021, and (ii) Tenant’s Tax Payments with respect to the Prospect Street Premises and Fixed Tax Escalation Payments with respect to the Adams Street Premises, both commence on July 1, 2017. If, as contemplated, the Rent Commencement Date occurs prior to July 1, 2017, no proration of Additional Rent under this Article 7 shall be required. If the Expiration Date occurs on a date other than June 30, any Additional Rent under this Article 7 for the Comparison Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the year from July 1 to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this Article 7 shall be adjusted or paid within 30 days after submission of the Statement for the last Comparison Year.

Section 7.6 No Reduction in Rent. In no event shall any decrease in Taxes in any Comparison Year below the Base Taxes, result in a reduction in the Fixed Rent or any other component of Additional Rent payable hereunder.

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ARTICLE 8

REQUIREMENTS OF LAW

Section 8.1 Compliance with Requirements.

(a) Tenant’s Compliance. Tenant, at its cost and expense, shall comply with all Requirements applicable to the Premises that are triggered as a result of Tenant’s specific manner of use or occupancy thereof including, without limitation, obtaining any modifications to the Zero Occupancy TCO required for Tenant’s occupancy (i.e., as opposed to laws of general applicability to the leasable space in the Building, the compliance of which shall be Landlord’s responsibility, at Landlord’s cost and expense); provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations to the Building unless the application of such Requirements arises from (i) the specific manner and nature of Tenant’s use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any of the provisions of this Lease. Subject to the provisions of Article 12, any repairs or alterations required to be made by Tenant for compliance with applicable Requirements to the extent required by this Section 8.1(a) shall be made at Tenant’s expense (1) by Tenant in compliance with Article 5 if such repairs or alterations are nonstructural and do not affect any Building System and to the extent such repairs or alterations do not affect areas outside the Premises, or (2) by Landlord if such repairs or alterations are structural or affect any Building System or to the extent such repairs or alterations affect areas outside the Premises, provided, however, the foregoing provisions of this Section 8.1(a) shall not be construed to require Tenant to perform structural Alterations, unless the same are required due to clauses (i), (ii), or (iii) of the immediately preceding sentence. If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof. Subject to the provisions of Article 25, Tenant hereby agrees to indemnify Landlord for any actual costs, loss, injury, expense or fees (including reasonable attorneys’ fees) incurred by reason of such non-compliance 11 If Tenant’s occupancy of the Premises, based on Tenant’s pro-rata share of any partial floor of a Building that it occupies violates the density requirements set forth in the existing TCO or Certificate of Occupancy for such Building for any full floor or the portion of such floor that it occupies, then Tenant shall either (i) modify the Building’s TCO or Certificate of Occupancy, as the case may be, to permit such occupancy, or (ii) take all action necessary to put the Premises in compliance with such density requirements (i.e., if the TCO or Certificate of Occupancy permits 100 persons on a floor and Tenant occupies one-half of such floor, then Tenant shall not be permitted to have more than 50 people occupy such floor). Attached to this Lease as Schedule “D” is a copy of the current Certificates of Occupancy for the Buildings.

(b) Hazardous Materials. Tenant shall not cause (or permit by persons under Tenant’s reasonable control to cause): (i) any Hazardous Materials to be brought into the Building, (ii) the storage or use of Hazardous Materials in or about the Building or the Premises (subject to the second sentence of this Section 8.1[b]), any manner other than in full compliance with any Requirements, or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Building. Nothing herein shall be deemed to prevent Tenant’s use and storage of any Hazardous Materials customarily used in the ordinary course of Permitted Use, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the presence of Hazardous Materials in the Building which is caused or permitted by a Tenant Party.

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Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform non-invasive environmental inspections of the Premises at any time upon not less than three (3) Business Days’ notice to Tenant (except in the case of an emergency, in which case the inspection may be performed without advance notice to Tenant); provided, that any such access by Landlord and/or its agents shall be subject to all the terms and conditions of this Lease, including using commercially reasonable efforts to minimize any interference with the conduct of Tenant’s business in the Premises.

(c) Landlord’s Compliance. Subject to the performance of Tenant’s Action Items, Landlord represents that on the Commencement Date the Premises and the Buildings shall be in compliance with all Requirements (as hereinafter defined), having jurisdiction thereof where applicable. Landlord, at its cost and expense, shall comply with (or cause to be complied with) all Requirements applicable to the Buildings which are not the obligation of Tenant, to the extent that non-compliance (i) would impair Tenant’s use and occupancy of the Premises for the Permitted Uses (as opposed to Tenant’s particular manner of use of the Premises), or (ii) would threaten the health and safety of Tenant and its employees, in either case other than to a de minimis extent, or (iii) would impair Tenant’s ability to perform any Alteration including, without limitation, Tenant’s Initial Installations).

(d) Landlord’s Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord’s insurance policies provided the same shall be commercially reasonable, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums of fire insurance for the Building over that payable with respect to Comparable Buildings (unless Tenant pays such increase), or (iv) result in Landlord’s insurance companies’ refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord (any of the foregoing, an “Adverse Insurance Condition”). Landlord hereby acknowledges and agrees that the mere use and occupancy of the Premises by Tenant for the Permitted Use shall not, in and of itself, constitute an Adverse Insurance Condition. If fire insurance premiums for the Building increase as a result of Tenant’s failure to comply with the provisions of this Section 8.1, and Landlord shall provide reasonable proof thereof, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant.

(e) Certain Violations. If the existence of any violations of Requirements noted of record against the Buildings (other than any such violations created by any Tenant Party or which will be cured by Tenant by the performance of the Initial Installations, at no additional cost to Tenant other than a de minimis amount), shall delay (or prevent) Tenant from obtaining any governmental permits, consents, approvals or other documentation required by Tenant (each “Adverse Violation”) for (A) the performance of any Initial Installation and/or any subsequent Alterations or (B) the lawful occupancy of any portion of the Premises upon completion of any Initial

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Installations therein, then, (i) upon the giving of notice by Tenant to Landlord of such prevention or delay and of the applicable violations, Landlord shall promptly commence and thereafter diligently prosecute to completion the cure and removal of record of such violations and, in the case of the Initial Installations, the Rent Commencement Date shall be extended for the period of such prevention or delay. Landlord hereby represents that as of the date hereof, Landlord has not received any notice from any governmental agency of any violation of Requirements relating to the Premises or the Building that would constitute an Adverse Violation. Without limiting the generality of the foregoing, Landlord acknowledges and agrees that Requirements shall include all local and governmental regulations, codes, rules or laws of any governmental authority having or asserting jurisdiction over, and to the extent applicable to, the Building and the Premises including, but not limited to The Americans With Disabilities Act, Local Law 26 of the City of New York and NFPA 101 (Code for Safety to Life) and the Federal Occupational Safety and Health Act of 1970 (as amended).

Section 8.2 Tenant Fire and Life Safety; Sprinkler. If pursuant to New York City code requirements any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Buildings by reason of Tenant’s business, or any Alterations performed by Tenant, or the location of the partitions in the Premises, or Tenant’s Property, or other contents of the Premises, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant’s cost and expense.

Section 8.3 Landlord Fire and Life Safety; Sprinkler. Landlord shall maintain, repair and replace, if necessary, at Landlord’s sole cost and expense, the Building Systems situated outside of the Premises, including the main sprinkler valves and risers, base building fire alarm systems and devices. In addition, Landlord shall also provide sufficient points of connection and fire alarm infrastructure capable of unlimited expansion with the addition of data gathering panels (DGP) provided by Tenant as required to satisfy Tenant’s fire alarm requirements within the Premises, in compliance with all applicable New York City code Requirements. Any modification to the base Building infrastructure shall be at Landlord’s sole cost and expense, unless such modification is necessitated by reason of Tenant’s Alteration(s) (other than Tenant’s Initial Installations), negligence or willful misconduct. In connection with Tenant’s performance of any Alterations (including the Initial Installations), Tenant shall not be required, but shall be permitted, to perform daily drain-downs of the sprinkler system, at Tenant’s cost and expense in accordance with all applicable Requirements.

ARTICLE 9

SUBORDINATION

Section 9.1 Subordination and Attornment. (a) This Lease shall be subject and subordinate to all Mortgages and Superior Leases; provided, that Tenant’s agreement to subordinate this Lease to any particular Superior Lease or Mortgage is

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conditioned upon the applicable Mortgagee or Lessor executing and delivering to Tenant an agreement to the effect that, inter alia, if there shall be a foreclosure of its Mortgage or termination of a Superior Lease, such Mortgagee or Lessor will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant’s possession under this Lease, or terminate or disturb Tenant’s leasehold estate or rights or privileges hereunder provided no event of default beyond the expiration of any applicable notice and cure period hereunder has occurred and is continuing hereunder, and such agreement shall contain substantive provisions that are no less favorable to Tenant than the substantive provisions contained in form of agreement annexed hereto as Exhibit F (any such agreement, or any agreement of similar import, from a Mortgagee or Lessor, being hereinafter called a “SNDA”). Tenant’s receipt of a SNDA with substantive provisions that are no less favorable to Tenant than the substantive provisions contained in form of agreement annexed hereto as Exhibit “G” and made a part hereof is a condition precedent to Tenant’s subordination of its rights under, and interests in, this Lease, and Tenant’s obligation to subordinate its rights under, and interests in, this Lease at any time during the Term is excused until the foregoing condition is satisfied in each respective instance. Any Superior Lease to which this Lease is subordinate will not vitiate the rights of Tenant hereunder or impose additional obligations other than to a de minimis extent regarding administrative type obligations of and upon Tenant.

(b) If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a deed, then subject to the terms of the applicable SNDA, Tenant shall attorn to and recognize such successor landlord as Landlord under this Lease.

Section 9.2 Mortgage or Superior Lease Defaults. Any Mortgagee may elect that this Lease shall have priority over the Mortgage and, upon notification to Tenant by such Mortgagee; this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not (x) increase the Rent, or (y) increase the other obligations, or adversely affect the rights, of Tenant under this Lease or diminish Landlord’s obligations, or increase Landlord’s rights, under this lease, except to a de minimis extent. Upon notice to Tenant from any Mortgagee or Lessor that Landlord’s right to collect Rent has been revoked, Tenant shall be authorized to pay Rent to such Mortgagee or Lessor, as the case may be, and any such payments shall be in satisfaction of the obligation hereunder to pay the same to Landlord. Tenant shall have no obligation to verify the accuracy of any such notice from any Mortgagee or Lessor.

Section 9.3 Tenant’s Termination Right. As long as any Superior Lease or Mortgage exists, then subject to the terms of the applicable SNDA, Tenant shall not seek to terminate this Lease by reason of any breach, act, or omission of Landlord’s obligations hereunder until (a) Tenant shall have given notice of such act or omission to all Lessors and/or Mortgagees of whom Tenant has been given notice together with their respective addresses, and (b) a reasonable period of time (which shall not be more

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than sixty (60) days following the date by which Landlord shall have been required to cure such default under this Lease) shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time), during which period such Lessors and/or Mortgagees shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or omission. If any Lessor or Mortgagee elects to remedy such act or omission of Landlord by giving notice thereof to Tenant within ten (10) days of Tenant’s notice, then Tenant shall not seek to terminate this Lease so long as such Lessor or Mortgagee is proceeding with reasonable diligence to affect such remedy.

Section 9.4 Provisions. The provisions of this Article 9 shall (a) inure to the benefit of any Lessor or Mortgagee and any successor thereto, and (b) notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease or foreclosure of such Mortgage.

Section 9.5 Current Lender. Landlord represents to Tenant that, as of the date of this Lease (a) there are no Superior Leases and (b) the only Mortgage is a Mortgage held by Natixis Real Estate Capital LLC (“Current Lender”). Landlord shall, within ninety (90) days from date of this Lease (the “SNDA Outside Date”), deliver to Tenant, a Subordination, Non-disturbance and Attornment Agreement from the Current Lender, for the benefit of Tenant, in substantially the form annexed hereto as Exhibit “G” and made a part hereof (the “Natixis SNDA”). Notwithstanding anything to the contrary contained herein, if Landlord shall fail to deliver the Natixis SNDA to Tenant by the SNDA Outside Date, then Tenant shall have the right to terminate this Lease by delivering notice of such election to Landlord at any time prior to the Natixis SNDA being furnished to Tenant, in which case, this Lease shall terminate as of the date set forth in such notice and Landlord shall immediately return to Tenant the Advance Rent and Letter of Credit.

ARTICLE 10

SERVICES

Section 10.1 Electricity. (a) Landlord shall furnish and make available to the Premises, at the electrical closets located on each floor of the Premises as more particularly set forth on Exhibit “A” annexed hereto, electricity service to the Premises for the operation of Tenant’s electrical systems and equipment in the Premises, at a capacity of not less than a load of six (6) watts per usable foot of the Premises on a demand load basis (excluding all base Building HVAC) (the “Basic Capacity”). The useable square footage of the Premises is set forth on Schedule “G” annexed hereto. Landlord shall on, or before, the Commencement Date, at its cost and expense, install (i) a “real-time” metering and monitoring system in the Adams Street Premises and in the Prospect Street Premises, which monitoring system shall permit Tenant to obtain current information with respect to its consumption and monthly information and billing on the cost of electricity furnished to the Premises. Landlord shall provide a minimum of one Submeter (as hereinafter defined) per electric closet at the main disconnect in each

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closet. Tenant, at Tenant’s option and at Tenant’s sole cost, may direct Landlord to also install Submeters on individual components of Tenant’s electrical equipment, including the monitoring of consumption and demand of lighting, equipment power and supplemental air conditioning equipment. The monitoring system and its associated software will permit Tenant to review metering measurements remotely through Tenant’s data connection. Subject to Landlord’s reasonable approval, Tenant shall, at its cost and expense, have the right to redistribute the electrical capacity being furnished to the Premises amongst the floors of the Premises. Notwithstanding anything to the contrary contained herein, Landlord shall, at Tenant direction, contract directly with one or more utility providers of Tenant’s choosing to furnish sustainable sources of utilities for the Adams Street Building, and Tenant shall be responsible to pay the incremental out-of-pocket cost incurred by Landlord in connection with obtaining any such service as set forth on documentation provided by Landlord reasonably evidencing same.

(b) Submetering. Landlord shall, at its sole cost and expense, prior to the Commencement Date furnish, install and connect submeters (“Submeters”) at the Adams Street Premises, and at the Prospect Street Premises, in order to (i) measure and record and provide printouts of the measurement of the demand and consumption of electric current serving the Premises during each month (or other billing period reasonably determined by Landlord) occurring during the Term of this Lease, and (ii) ascertain Tenant’s consumption of electricity in kilowatt hours (herein called “KWH”), by time of day, if applicable, and demand in kilowatts (herein called “KW”) for each month (or other billing period reasonably determined by Landlord). Notwithstanding anything to the contrary contained herein, in no event shall any Building Systems (other than any air-conditioning units and domestic water heaters that exclusively service the Premises) be on Tenant’s Submeters; it being understood and agreed that other than has otherwise heretofore expressly set forth, Landlord shall, at its sole cost and expense, pay all electrical charges relating to the use of Building Systems. Tenant shall, at its cost and expense, maintain the Submeters throughout the Term. Where more than one Submeter measures the service of Tenant in a particular Building, such meters shall be connected by Landlord to a so-called “totalizer” or “coincidental demand meter” for that Building furnished and installed by Landlord at Landlord’s expense so that Tenant’s aggregate demand for the Adams Street Premises, and the Prospect Street Premises, as the case may be, shall be measured and billed to Tenant with the same effect as if Tenant’s aggregate demand for the entire Adam Street Premises and the Prospect Street Premises, as the case may be, were measured by a single meter. The costs incurred in connection with the installation and connection of the Submeters to such totalizer or coincidental demand meter shall be borne by Landlord. Tenant shall effective the Commencement Date, pay to Landlord, but no more frequently than monthly, an amount determined for each billing period by applying the KWH and KW shown on the Submeters to the rates pursuant to which Landlord purchases electric current for the Building from the utility and alternate provider, if applicable, during the particular billing period, including therein any taxes, fuel adjustment charges, surcharges, demand charges, energy charges, time-of-day charges, rate adjustment charges and other impositions of any nature payable by Landlord (billed, in each case, on the same basis upon which Landlord shall be billed) (herein called “Landlord’s

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Rate”). If consumption or demand is billed at different rates depending on different subdivisions or categories of the rate schedule, then Tenant’s KWH consumption and KW demand shall be billed at Landlord’s Rate per KW or KWH (as the case may be) for such subdivision or category (e.g., KWH consumption is currently billed at different rates on the utility provider’s transmission and distribution invoices depending on the time of day of consumption and accordingly Tenant’s KWHs shall be applied separately to the rates applicable to the period in which each KWH of Tenant’s consumption was consumed). Tenant shall pay all actual reasonable out of pocket costs incurred by Landlord to read such Submeters and to calculate the amounts billed to Tenant hereunder, which costs shall be commercially reasonable. If any tax is imposed upon Landlord’s receipts from the sale or resale of electricity to Tenant, Tenant shall pay such tax if and to the extent permitted by law as if Tenant were the ultimate consumer of such electricity; it being understood and agreed that Landlord shall register as a “reseller” of electricity. Bills for such amounts shall be rendered to Tenant at such times as Landlord may elect, but not more frequently than monthly and at least thirty (30) days prior to the due date thereof. Landlord shall not terminate electricity service to the Premises until replacement metering is in place and operational.

(c) Direct Metering. Tenant may elect to obtain and pay for Tenant’s entire separate supply of electric current by direct application to and arrangement with the public utility company servicing the Buildings (“Direct Electric Service”). Tenant acknowledges and agrees that in the event Tenant elects to obtain Direct Electric Service to either the Adams Street Premises and/or the Prospect Street Premises prior to the Adams Street Premises Commencement Date, Prospect Street Premises Commencement Date, or the Adams Street Premises Rent Commencement Date or the Prospect Street Rent Commencement Date, as the case may be, that such election to obtain Direct Electric Service shall not affect the occurrence of any of the foregoing dates. Landlord will permit its electric feeders, risers and wiring serving the general lighting and power within the Buildings to be used by Tenant to the extent available and safely capable of being used for such purpose. Landlord shall (at no cost or expense) cooperate with Tenant in connection with Tenant’s obtaining direct electric service, and shall reasonably promptly execute and deliver any applications, reports or related documents as may be requested by Tenant in connection therewith, provided that Tenant shall reimburse Landlord, as Additional Rent, for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses.

(i) Any additional risers, feeders, electrical meters or other equipment or service proper or necessary to supply Tenant’s electrical requirements in connection with obtaining Direct Electric Service, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord’s reasonable judgment, the same will not cause permanent damage or injury to the Buildings or the Premises, or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense.

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(ii) In no event shall Tenant use or install any fixtures, equipment or machines the use of which in conjunction with other fixtures, equipment and machines in the Premises would result in consumption of electricity in excess of the Basic Capacity, and upon notice from Landlord that Tenant is exceeding the Basic Capacity, Tenant shall disconnect such of its installations as are necessary so that Tenant will no longer be exceeding the Basic Capacity (as such Basic Capacity may be redistributed pursuant to the last sentence of this Section 10.1(a)).

(iii) Tenant covenants and agrees that at all times its use of electric current shall never exceed the Basic Capacity (as same may be redistributed pursuant to the last sentence of Section 10.1(a)).

(iv) Landlord shall not be liable or responsible in any way to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of electric energy is changed by the utility provider or is no longer available or suitable for Tenant’s requirements except to the extent caused by the negligence or willful misconduct of Landlord and/or Landlord’s Parties. Tenant shall furnish, install and replace, as required and at its own cost and expense, all lighting fixtures, tubes, lamps, bulbs, ballasts and outlets required in the Premises. All such fixtures, tubes, lamps, bulbs, ballasts and outlets so installed shall become Landlord’s property upon the expiration or sooner termination of this Lease. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building.

(d) Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Buildings. Tenant shall not use any electrical equipment which, in Landlord’s reasonable judgment, would exceed the Basic Capacity. If Landlord determines that Tenant’s electrical requirements exceed the Basic Capacity (as such Basic Capacity may be redistributed pursuant to the last sentence of Section 10.1(a)) which necessitates the installation of any additional risers, feeders or other electrical distribution equipment (collectively, “Electrical Equipment”), or if Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant’s need for electricity in excess of the Basic Capacity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant’s cost and expense, install such additional Electrical Equipment, provided that Landlord (subject to the next sentence), in its sole reasonable judgment, determines that (i) such installation is practicable, (ii) such additional Electrical Equipment is permissible under applicable Requirements, and (iii) the installation of such Electrical Equipment will not cause permanent damage to the Buildings or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other tenants or occupants of the Buildings or exceed the limits of the switchgear or other facilities serving the Buildings, or require power in excess of that available from the utility serving the Buildings. Notwithstanding anything to the contrary in the previous sentence, Landlord confirms to Tenant that the Buildings are capable, at a commercially reasonable cost, of providing power to the Premises of not less than Basic Capacity and at least substantially consistent with the power required for the Permitted Uses conducted in Comparable Buildings; and so long as Tenant’s power requirements do not exceed such standard, the conditions described in clauses “i,” “ii,”

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and “iii” of the previous sentence shall be deemed satisfied. Landlord shall make available additional power for Tenant’s use. Landlord shall reasonably determine as asbestos free conduit path for Tenant to access such additional power, and Tenant shall pay Landlord, as Additional Rent, all costs shall be determined in accordance with the formula set forth in Section 10.1(b) above for such additional power. Tenant shall provide Landlord with reasonable access, upon reasonable prior notice (except in the case of an emergency in which case no notice shall be required) to any elevator machine rooms located within the Premises. Landlord shall use all reasonable efforts not to unreasonably interfere with the conduct of Tenant’s ordinary business at the Premises with respect to such access.

(e) Any rebates paid to or discounts or other benefits received by Landlord or Landlord’s Affiliates from Consolidated Edison (or any other utility or governmental entity providing such rebates or discounts) as the result of energy-saving fixtures and equipment installed in the Premises by Tenant or as a result of the furnishing electricity to Tenant or otherwise related to Tenant’s occupancy shall be paid to Tenant by Landlord promptly after receipt by Landlord thereof. Landlord shall cooperate with Tenant in connection with applying to Consolidated Edison (or any other utility or governmental entity providing such rebates or discounts) for such rebates or discounts, but Landlord shall incur no cost or expense in connection with such cooperation unless Tenant agrees to reimburse Landlord for such monies.

Section 10.2 Elevators. Subject to the provisions of this Section 10.2, Landlord shall provide, (i) with respect to the Adams Street Building, the exclusive use (subject however to the use thereof by Landlord, including for purposes of completing its finish work; provided that Tenant shall have priority use thereof during the period that Landlord and Tenant are performing construction activities) of a minimum of four (4) passenger elevators (inclusive of the Dual Use Elevator) servicing the Adam Street Premises, twenty-four (24) hours per day, three hundred sixty-five (365) days per year, and (ii) with respect to the Prospect Street Building, the non-exclusive use of a minimum of three (3) passenger elevators servicing the Prospect Street Premises twenty-four (24) hours per day, three hundred sixty-five (365) days; provided, that, subject to emergency and/or required maintenance, Landlord may take one or more passenger elevators out of service to the extent necessary during any such emergency or a reasonable period of time required to perform such maintenance (but not more than one elevator may be taken out of service during any one time for the purpose of regularly scheduled repairs and maintenance). Landlord shall, at no charge, provide at least one freight elevator serving the Premises available upon Tenant’s prior request, on a non-exclusive “first come, first serve” basis with other tenants of the Building, on all Business Days from 8:00 a.m. to 10:00 p.m. Monday through Friday and from 9:00 a.m. to 5:00 p.m. on Saturdays (collectively, “Business Hours”); it being understood and agreed for the avoidance of doubt, that notwithstanding anything to the contrary contained in Section 10.5 or elsewhere in this Lease, Tenant, at no charge, shall have the use of the dual use passenger and freight elevator #4 (“Dual Use Elevator”) being installed in the Adams Street Building to replace the current existing freight elevator as part of Landlord’s Pre-Commencement Base Building Work, twenty-four (24) hours per day, three hundred sixty-five (365) days per year subject to emergency and required

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shutdowns for repairs and maintenance as set forth above (i.e., there shall be no overtime charge for freight in the Adams Street Building). Tenant may use the Dual Use Elevator for passenger or freight purposes, including transporting pets; it being understood and agreed that Tenant shall be permitted to bring pets, including dogs, into the Adams Street Building and Adams Street Premises. Landlord shall furnish Tenant with ten (10) Business Days advance notice of any regularly scheduled maintenance of the elevators.

Section 10.3 Heating, Ventilation and Air Conditioning. Heating, Ventilation and Air Conditioning. Landlord shall furnish to the Premises heating, ventilation and air-conditioning (“HVAC”) in accordance with the Design Standards set forth on Schedule “C” annexed hereto and made a part hereof, during Business Hours (except for Observed Holidays [as hereinafter defined]). Landlord shall have access, at reasonable times and upon reasonable prior notice (except in the case of an emergency, in which case notice shall not be required) to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord in or in proximity to the Premises (collectively, “Mechanical Installations”), and Tenant shall not construct partitions or other obstructions (which partitions or obstructions are not subject to Landlord’s prior approval in accordance with the provision of Article 5), which may interfere other than to a de minimis extent with Landlord’s access thereto or the moving of Landlord’s equipment to and from the Mechanical Installations. No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, or (ii) any improper rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant, or (iii) Tenant failing to keep all of the operable windows in the Premises closed whenever the HVAC System is in operation or as and when required by any Requirement. Tenant shall cooperate with Landlord and shall abide by all rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to control Tenant’s VAV boxes and finned tube radiators.

Section 10.4 Overtime HVAC. There shall be no charge to Tenant for the furnishing of HVAC to the Premises during Business Hours. If Tenant desires any such services during times other than Business Hours (“Overtime Periods”), then Tenant shall deliver notice to the Building office (which may be oral or sent by email to the attention of Landlord’s Building representative, Robert Israel, whose phone and email address (which may be changed by Landlord on prior written notice to Tenant) are respectively: (718) 663-2221, risrael@rfr.com) requesting such services (i) at least six (6) hours prior to the time that Tenant desires such service to be provided if such service is desired on Monday through Friday, and (ii) at least twelve (12) hours in advance of the time that Tenant desires such service to be provided if such service is desired on weekends and/or Observed Holidays; provided, however, that Landlord shall

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use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. The current rate for HVAC during Overtime Periods at the Buildings is $200.00 per hour. HVAC charges during Overtime Periods shall only be subject to increases based on the actual percentage increase in Landlord’s actual cost for such service, as reasonably demonstrated by Landlord. If more than one tenant within the same HVAC zone as Tenant requests Overtime Period HVAC service for the same period(s) of time, then the cost of such service shall be equitably apportioned among all such tenants (including Tenant).

Section 10.5 Overtime Freight Elevators and Heating. There shall be no charge to Tenant for the furnishing of any freight elevator service or heating service to the Premises other than during Overtime Periods. If Tenant desires any such services during Overtime Periods, Tenant shall deliver notice (which may be oral or by email to the attention of Landlord’s Building representative, Robert Israel, whose phone and email address (which may be changed by Landlord on prior written notice to Tenant) are (718) 663-2221, risrael@rfr.com) to the Dumbo Heights Campus office requesting such services (i) at least six (6) hours prior to the time that Tenant desires such service to be provided if such service is desired on Monday through Friday, and (ii) at least twelve (12) hours in advance of the time that Tenant desires such service to be provided if such service is desired on weekends and/or Observed Holidays; provided, however, that Landlord shall use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. Except as expressly set forth in Section 10.2, if Landlord furnishes freight elevator or heating service during Overtime Periods, Tenant shall pay to Landlord the cost thereof at the rates hereinafter set forth. The current rate for freight elevator service and heating service during Overtime Periods at the Buildings is $125.00 per hour, and $200.00 per hour, respectively, Overtime freight elevator charges and costs for any other services during Overtime Periods shall only be subject to increases based on the actual percentage increase in Landlord’s actual cost for such service, as reasonably demonstrated by Landlord. Notwithstanding the foregoing to the contrary, provided Tenant shall not then be in default beyond notice and any applicable grace period of any of the terms and conditions of this Lease on its part to be performed, Tenant shall, at no additional charge, be entitled to use the Prospect Street Building’s freight elevators during Overtime Periods comprising one hundred (100) hours in the aggregate (“Overtime Use”); (provided, however that Tenant’s Overtime Use of the Prospect Street Building’s freight elevator shall be subject to, and conditioned upon, Landlord not incurring any cost or expense in connection with such Overtime Use) in connection with the performance of Tenant’s Initial Installations and move-in to the Premises.

Section 10.6 Cleaning. Landlord shall, at its cost and expense, cause the Common Areas of the Premises to be cleaned five (5) days per week, substantially in accordance with the standards set forth in Exhibit “D”, using materials and methods which are consistent with “environmentally friendly” criteria. Tenant shall, at its cost and expense, be responsible to supply cleaning services to the Premises including, without limitation, such portions of the Premises used for (i) the storage, preparation, service or consumption of food or beverages, (ii) for an exhibition area, (iii) mailroom, storage, or a shipping room, or substantially similar purposes, (iv) private bathrooms, showers or exercise facilities. Tenant’s cleaning contractor shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed.

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Section 10.7 Water. Landlord shall provide hot and cold water in the core lavatories on each floor of the Premises. Landlord shall provide reasonable quantities of cold water service to the existing wet columns located in the Premises. In the event Tenant desires that hot water be provided to portions of the Premises in addition to the core lavatories, then Tenant, at its cost and expense, shall install a hot water heater, in accordance with the provisions of Article 5, to provide such additional hot water. In the event Tenant consumes water at the Premises in excess of typical lavatory and pantry use, Landlord, shall, at Tenant’s cost and expense, install a water meter(s) in the Premises to measure Tenant’s consumption of such excess water at the Premises. Landlord shall bill Tenant, on a monthly basis, for Tenant’s actual use of Tenant’s consumption of water in excess of typical lavatory and pantry use. If Tenant requires water in connection with any purpose that is not typical office use, other than those set forth above, Tenant shall pay for the cost, if any, of bringing such additional water to the Premises and Landlord shall, at Tenant’s reasonable cost and expense, install a meter to measure the Tenant’s consumption of such excess water. Tenant shall be responsible for all reasonable costs associated with the maintenance, repair and replacement, if any, of the hot water heater and meter(s) as provided above.

Section 10.8 Refuse Removal. Landlord shall, at its cost and expense, in conformity with its sustainability efforts at the Buildings, provide refuse carting removal services at the Buildings for the carting of ordinary office refuse and rubbish, incidental to the Permitted Use (excluding any refuse from Tenant’s Food Service Facilities). Tenant shall pay to Landlord, Landlord’s reasonable charge, either (i) in connection with the carting of any refuse from Tenant’s Food Service Facilities, or (ii) to the extent that the refuse generated by Tenant exceeds the refuse customarily generated by general office tenants. Tenant shall dispose of all refuse in areas specifically and reasonably designated by Landlord only, and shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord’s reasonable charge for the removal of such refuse.

Section 10.9 Condenser Water. Tenant shall, at its cost and expense, be permitted to install independent supplemental water-cooled air conditioning units (“Tenant’s Supplemental Units”) in Tenant’s equipment rooms, subject to the provisions of Article 5 including, without limitation, the requirement to obtain Landlord’s prior approval thereto, which approval shall not be unreasonably withheld. Landlord shall provide ten (10) tons of condenser water for each full floor then comprising the Premises to a condenser water riser for connection for supplemental cooling at each of the Adams Street Premises and the Prospect Street Premises in connection with Tenant’s Supplemental Units (24 hours per day, 7 days per week, and 365 days per year). Tenant shall pay Landlord an annual charge for such condenser water throughout the term of this Lease, which charge is $450.00 per ton (which charge shall not be imposed for any “standby” or redundant” air conditioning units), payable annually in advance in a lump sum initially for the remainder of the first calendar year of this Lease at the same time that Tenant makes its first payment of Fixed Rent hereunder

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and thereafter for each calendar year at the same time that Tenant makes its first payment of Fixed Rent in such calendar year, and shall be payable whether or not Tenant utilizes such amount of condenser water. Notwithstanding the foregoing to the contrary, Tenant shall have the right to reduce or increase the number of tons of condenser water which it desires by providing Landlord with notice of its desire to either reduce or increase the amount condenser water to be provided to the Premises, in no event shall Tenant give such notice to Landlord later than the date that is the later of (i) eighteen (18) months immediately following the date of this Lease, or (ii) the expiration of the first cooling season that Tenant is in occupancy of the Premises for the conduct of its business. In the event Tenant desires to increase the number of tons of condenser water to be provided to the Premises, such increase shall be subject to the availability of such additional condenser water at the Building, provided, however, in no event shall the aggregate amount of condenser to be provided to the Premises (the initial amount of ten 10 tons for each full floor comprising the Premises (which ten (10) tons per floor can be distributed and redistributed among the floors of the Premises within a given Building as desired by Tenant to satisfy its occupancy requirements) together with any additional amount of condenser water) exceed Tenant’s Proportionate Share of the rentable square footage comprising the respective Building. After that deadline, Landlord shall nevertheless reasonably endeavor to accommodate any such request by Tenant, subject however to capacity constraints and reasonable reservations for the remainder of the Building. There shall be no charge for tapping into the Buildings’ water condenser system, and Landlord shall provide a valved and capped outlet on each floor of the Premises.

Section 10.10 Telecommunications. Landlord shall provide dark fiber connection within each of the Buildings through a single provider (“Landlord’s Fiber Provider”). Landlord’s Fiber Provider shall (i) manage all telecommunications connectivity for the Buildings, (ii) contract directly with Tenant in order to provide connectivity through any provider or end user that Tenant desires. Landlord to date has not entered into any agreement(s) with any telecom providers for the Buildings. Landlord represents and covenants that Landlord’s Fiber Provider shall have a completed and operational redundant network architecture in place at the Buildings that is consistent with all of Landlord’s Fiber Provider collateral (i.e., “lit fiber”) no later than August 1, 2015. Landlord shall enter into right of way agreement with television service provider allowing Tenant to procure television distribution services. Additionally, Landlord shall provide space to accommodate two (2) Tenant-provided 4” conduit interconnections between the Adams Street Premises and Prospect Street Premises for Tenant exclusive use in a location and manner reasonably acceptable to Landlord. Landlord hereby acknowledges and represents that any such agreements shall conform to the telecommunication standards adopted by the Landlord for the Buildings to accommodate high tech tenants, and that the same shall be on Landlord’s standard form of such agreement. Notwithstanding anything to the contrary contained herein, subject to Unavoidable Delays if either (1) Landlord’s Fiber Provider fails to furnish service to one or more of the Buildings for more than twenty-four (24) consecutive hours and/or (2) Landlord’s Fiber Provider fails on a chronic basis to satisfy service level requirements provided for in the Landlord’s Fiber Provider’s service level agreement (SLA) with the Buildings, then in any such case, Tenant shall have the right to designate

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and engage a telecommunications service provider of Tenant’s choosing, and Landlord shall grant access to the Buildings to any such telecommunications service provider designated by Tenant (or any sub lessee of Tenant) for purposes of providing telecommunications services to Tenant (or such sub lessee of Tenant) independent of Landlord’s Fiber Provider (i.e., Tenant will not have to use Landlord’s Fiber Provider’s infrastructure). Landlord confirms that the Buildings have sufficient available riser space to accommodate additional telecommunications providers for the Premises, and Landlord will make a reasonable amount of such space available to Tenant and its telecommunications providers without charge for purposes of such installations.

Section 10.11 Service Interruptions. (a) Subject to the provisions of Section 10.11(b) below, Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative Work which, in Landlord’s commercially reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such Restorative Work is completed and Landlord shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises as a result of any such interruption, curtailment or failure of or defect in such service, or change in the supply, character and/or quantity of electrical service, and to restore any such services, remedy such situation and minimize any interference with Tenant’s business. Subject to the provisions of Section 10.11(b) below, the exercise of any such right or the occurrence of any such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any compensation, abatement or diminution of Rent, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or any Indemnitees by reason of inconvenience to Tenant, or interruption of Tenant’s business, or otherwise. Landlord shall provide Tenant with 30 days advance written notice of any scheduled electric shutdowns, or if unscheduled, such advance notice as is practicable under the circumstances.

(b) Except as expressly set forth herein, Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of electric service furnished to the Premises (including pursuant to Section 10.15) for any reason, nor shall there be any allowance to Tenant for a diminution of rental value, nor shall the same constitute an actual or constructive eviction of Tenant, in whole or in part, or relieve Tenant from any of its Lease obligations, and no liability shall arise on the part of Landlord by reason of inconvenience, annoyance or injury to business whether electricity or gas is provided by public or private utility or by any electricity generation system owned and operated by Landlord. Notwithstanding anything to the contrary contained in this Lease with the exception of Articles 11 and 12 relating to casualty and condemnation, respectively, if without the fault or neglect of Tenant or any person claiming through or under Tenant, all or any portion of the Premises is rendered Untenantable for a period of five (5) consecutive Business Days after Tenant shall have notified Landlord of such Untenantability (which notice, for purposes of this Section 10.11(b), may be verbal, provided that Tenant confirms such verbal notice by a notice given in accordance with Article 22 within twenty-four (24) hours after the giving of such verbal notice), by reason

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of any stoppage or interruption of any Essential Service required to be provided by Landlord under this Lease or the failure by Landlord to perform any of Landlord’s obligations hereunder, but excluding by reason of a casualty or other Unavoidable Delay or Tenant Delay and Tenant is not in occupancy of the portion of the Premises so affected, then for the period commencing on the day Tenant notifies Landlord that such portion of the Premises became so Untenantable until such portion of the Premises is no longer Untenantable, Fixed Rent and Additional Rent shall be appropriately abated, on a per rentable square foot basis, with respect only to such portion of the Premises that is Untenantable. “Untenantable” means that Tenant (or any other permitted user) shall be unable to use the Premises or the applicable portion thereof for the conduct of its business in the manner in which such business is ordinarily conducted, and shall not be using or in occupancy of the Premises or the applicable portion thereof. If Tenant shall be entitled to such reduction of Fixed Rent and Additional Rent as aforesaid and such reduction shall accrue before the Rent Commencement Date shall occur, then commencing with the Rent Commencement Date, Tenant shall be entitled to a credit against the Fixed Rent and Additional Rent becoming due in an amount equal to the amount of such reduction. “Essential Service” shall mean (a) HVAC service, (b) electrical service, (c) elevator service, (d) water and sewer, and (e) legal compliance to the extent Tenant is prevented from operating its business in the Premises but only if such legal compliance is the obligation of Landlord hereunder.

Section 10.12 Building Security / Lobby Desk. Landlord shall, at its cost and expense, provide reasonable protection and security services and security personnel, seven (7) days per week, twenty-four (24) hours per day, at the Buildings, comparable to that which the owners of Comparable Buildings (as hereinafter defined) would provide. Landlord shall, at Landlord’s cost and expense, as part of Landlord’s Post-Commencement Base Building Work, provide certain Building security systems and equipment as set forth on Schedule “C” at each of the Buildings. Tenant may, at its cost and expense, subject to, and conditioned upon any Permitted Tenant then satisfying the Minimum Lobby Desk Leasing Requirement with respect to a particular Building, at its election maintain a lobby/reception desk in the lobby of the applicable Building(s). Any such lobby/reception desk may, at Tenant’s election, be manned by contractors or employees of Tenant, at Tenant’s expense, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant may, at its cost and expense, design and install its own security and protection systems with respect to the Premises which are compatible with the Building security system so as to enable Tenant to utilize a single security/access cards, subject to (i) first obtaining Landlord’s reasonable prior approval for such systems and (ii) complying with the provisions of Article 5 in connection therewith. Without limiting the foregoing, (1) with respect to the Adams Street Building, Landlord shall permit, at Tenant’s sole cost and expense, the installation of dedicated access control card readers in the lobby turnstiles that interface with Tenant’s access control system (i.e., a second set of card readers), (2) Landlord shall furnish Tenant with the ability to view (but not control the operation or positioning of) in a remote location [in the Premises] on a real time basis the feed from the video surveillance cameras located in the lobby of the Building and elevator cabs (3) Tenant shall have the ability to control elevator cab access utilizing Landlord provided card readers located in the elevator cabs, and (4) the Building’s

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exterior swinging doors shall be equipped, at a minimum, with (x) door position switches, (y) fail secure electrified locking hardware (electronically unlocked) with mechanical key override and integral request to exit functioning, and (z) prepare door for card reader (wall or mullion install TBD by Landlord’s architect). Landlord shall have no obligation with respect to the installation, maintenance, repair or replacement, if necessary, of Tenant’s security and protection systems. For purposes hereof, the term “Minimum Lobby Desk Lease Requirement” shall mean (i) with respect to the Adams Street Premises, the leasing by a Permitted Tenant of not less than five (5) full floors in the Adams Street Building, and (ii) with respect to the Prospect Street Premises, the leasing by a Permitted Tenant of not less than five (5) full floors in the Prospect Street Building. During the performance of Tenant’s Initial Installations, Tenant shall have sole responsibility for providing construction security at the Adams Street Building.

Section 10.13 Signage. (a) Provided a Permitted Tenant then occupies, and thereafter continues to occupy, not less than five (5) full floors at the Adams Street Building (the “Adams Street Minimum Occupancy Threshold”), then Tenant shall have the exclusive right to install an identification sign on the exterior or the roof of Adams Street Building, including flag and/or blade signage (“Tenant’s Exterior Sign[s]”), if available, and allowable by New York City zoning regulations and building codes, as well as in separate locations within the lobby of the Adam Street Building and at the elevator banks of the Adam Street Building, subject to obtaining Landlord prior written approval as to the size, color, materials and method of installation of Tenant’s Exterior Sign(s), which approval shall not be unreasonably withheld, conditioned or delayed. Tenant’s Exterior Signs shall neither be subordinate in location nor smaller in size to any other tenant in the Buildings; it being understood and agreed that the foregoing is not intended to vitiate Tenant’s right to exclusivity (with the exception of retail storefront signage) to exterior signage at the Adams Street Building). Landlord hereby approves the locations for Tenant’s Exterior Signs set forth on Exhibits H-1, H-2 and H-3 hereof. Provided that Tenant then occupies, and thereafter continues to occupy not less than fifty (50%) of the rentable office square footage of the Prospect Street Building (the “Prospect Street Minimum Occupancy Threshold”), Tenant shall have the non-exclusive right to install Tenant’s Exterior Sign(s) on the exterior or the roof of Prospect Street Building (“Tenant’s Roof Sign[s]”), if available, and allowable by New York City zoning regulations and building codes, as well as Tenant’s Interior Signs (as hereinafter defined) in separate locations within the lobby of the Prospect Street Building and at the elevator banks of the Prospect Street Building, subject to obtaining Landlord approval as to the size, color, materials and method of installation of such Tenant’s Exterior Sign(s), which approval shall not be unreasonably withheld. Landlord’s consent shall not be required for the installation of any Tenant identification signs located on floors of the Premises that are entirely leased to Tenant, including the elevator lobbies thereof as long as such signage is not visible from the outside of the Buildings (“Tenant’s Interior Signs”). Tenant’s Exterior Signs and Tenant’s Interior Signs are, from time to time collectively referred to as “Tenant’s Signs”. Tenant hereby acknowledges and agrees that Landlord shall have no liability in connection with Tenant’s Signs and shall have no obligation whatsoever in connection with the maintenance, repair or replacement, if necessary of the same, which shall be the sole obligation of Tenant. Notwithstanding the foregoing to the contrary, Landlord shall

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maintain, repair and remove at the end of the Term, as the same may be extended, or upon the early termination of this Lease, Tenant’s Roof Sign(s) and Tenant shall pay to Landlord, the commercially reasonable costs incurred by Landlord in connection therewith as Additional Rent, within twenty (20) days from the date of Landlord’s delivery to Tenant of a commercially reasonable bill therefore. Except as provided in the immediately previous sentence, unless otherwise directed by Landlord, in writing, Tenant shall, at its cost and expense, on, or before, the Expiration Date, as the same may be extended, or early termination of this Lease, remove all Tenant Signs and repair any damage to the Buildings and/or the Premises caused by such removal. Landlord is not aware of any current restrictions imposed by the Landmark’s Commission which would affect Tenant’s installation of any Tenant Exterior Signs. Landlord shall cooperate with Tenant (at no cost or expense to Landlord) in connection with Tenant’s proposed landscaping plan for the development of the “hill” (which is currently owned by the City of New York) located directly across from the Adams Street Building.

(b) Notwithstanding anything to the contrary contained herein but subject to the penultimate sentence of this Section 10.13(b), (i) for so long a Permitted Tenant satisfies the Adams Street Minimum Occupancy Threshold, Landlord shall not permit any signage (including a flag) of any Top Tier Tenant’s Competitors on the exterior of the Adams Street Building, (ii) for so long a Permitted Tenant occupies not less than seventy-five (75%) of the rentable office square footage of the Adams Street Building, Landlord shall not permit any signage (including a flag) of any Second Tier Tenant’s Competitors on the exterior of the Adams Street Building, (iii) for so long as a Permitted Tenant satisfies the Prospect Street Minimum Occupancy Threshold, Landlord shall not permit the signage (including a flag) of any Tenant Competitor on the exterior of the Prospect Street Building, and (iv) for so long a Permitted Tenant occupies not less than seventy-five (75%) of the rentable office square footage of the Prospect Street Building, Landlord shall not permit any signage (including a flag) of any Second Tier Tenant’s Competitors on the exterior of the Prospect Street Building. Notwithstanding the forgoing, in no event shall Landlord shall permit any signage (including a flag) of any Top Tier Tenant’s Competitors on the exterior of the Adams Street Building and/or the Prospect Street Building during the first four (4) years of the Term. In no event shall the restrictions set forth in this Section 10.13(b) prohibit Landlord from entering into a lease for space in the Buildings with any Tenant Competitor.

Section 10.14 Fire Staircases. Tenant shall have the right to have its employees and guests use the fire staircases (the “Fire Staircase[s]), which connect contiguous full floors of the Premises, as a convenience staircase(s), subject to the Rules and Regulations and provided Tenant shall obtain and keep in full force the insurance set forth in Section 11.1(a) (i) - (vi) with respect to the Fire Staircase(s). In the event Tenant elects to use the fire staircases as provided above, Tenant, at its cost and expense, shall comply with all Requirements for such use. Tenant shall, at its cost and expense, install an internal security system with respect to Tenant’s use of the fire staircases, which security system shall be installed in accordance with the provision of Article 5 including, without limitation, obtaining Landlord’s prior written approval thereto, which approval shall not be unreasonably withheld, conditioned or delayed and provided

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such security system shall be tied into the Building’s security system and Class E system. Tenant hereby agrees, at its cost and expense, prior to installing any such fire staircase security system, to obtain (with Landlord’s reasonable cooperation to the extent necessary, but at no cost or expense to Landlord) any and all necessary approvals and permits from all applicable Governmental Authorities. To the extent required, Tenant shall apply to the Department of Buildings of the City of New York for its approval of Tenant’s fire staircase security system and shall obtain any necessary permits therefrom for such work. In the event Tenant shall not cure any violation of a Requirement related to Tenant’s use of the Fire Staircase(s) as convenience stairs within the prescribed time for such cure as provided in this Section 10.14, Landlord may, if Tenant has not after receiving notice of such violation cured the same within the time permitted under applicable Requirements, cure such violation and Tenant hereby agrees to pay all penalties, costs, expenses and fees (including reasonable attorneys’ fees) incurred by Landlord in connection therewith. Tenant shall maintain and repair, if necessary, the Decorative Alterations, the fire doors leading to and from fire staircases utilized by Tenant, and the security system installed by Tenant as hereinabove provided and shall keep the portion of the fire staircases utilized by Tenant clean and in an orderly fashion and shall paint the same once per year. Notwithstanding the terms of Section 5.1, Tenant shall not make any Decorative Alterations in the fire staircases, including, but not limited to, painting and installing upgraded lighting in compliance with Requirements, without Landlord’s consent, not be unreasonably withheld, conditioned or delayed.

Section 10.15 Shaft Space. Landlord shall, at no additional rent or other charge to Tenant, provide Tenant with (i) an unobstructed, hazardous materials free, secure pathway from the “Meet me Room” in each of the Buildings to the Tenant’s shaft space (“Shaft Space”), in each of the Adams Street Premises and the Prospect Street Premises, and (ii) a pro-rata share of available Shaft Space within the Buildings, from the Premises to the roof of the Buildings for Tenant’s telecommunications equipment. Landlord shall make available for Tenant’s use two (2) separate five (5) inch sleeves from the Meet me Rooms to each floor of the Premises. Landlord hereby represents that (i) there shall be two (2) separate points of entry into each Building throughout the Term, as the same may be extended, and (ii) the amount of Tenant’s Shaft Space shall be proportionately increased if Tenant shall elect to increase the size of the Premises in accordance with any rights or options granted to Tenant under this Lease. At Tenant’s request, Landlord shall take all reasonable steps to allow a service provider selected by Tenant to provide service to the Buildings for Tenant, subject to the Buildings’ standard review and approval process, which approval shall not be unreasonably withheld, conditioned or delayed. In the event Tenant desires to install any risers, conduit or telecommunications equipment, Tenant shall install the same in accordance with the provisions of Article 5 including, without limitation, obtaining Landlord’s written approval of Tenant’s plans and specifications showing the installations to be made by Tenant therein, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall permit Tenant, throughout the Term, as the same may be extended to have a right of access through the Common Areas and other tenant spaces in the Building as may be reasonably necessary, to install, service, maintain and repair cables, conduits, risers, piping, and other installations running through the Buildings for which

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Tenant is permitted or required to install, service, maintain and repair, provided, to the extent required under the terms and conditions of such other tenant’s lease, Landlord shall use commercially reasonable efforts to obtain such other tenant’s permission for such access, and Tenant shall (a) provide Landlord and the tenant whose space is affected with reasonable prior written notice of the need for such access, (b) schedule such access so as not to unreasonably interfere with the such tenant’s business or inconvenience other tenants or occupants of the Buildings and (c) repair any damage to the Buildings the Common Areas or the accessed space arising out of such access. Tenant may require shaft space for exhaust of a “woodworking” shop, at Tenant’s cost and expense]. Landlord reserves the right, as Landlord deems necessary or desirable, to access Tenant’s Shaft Space in connection changes, alterations, additions, improvements, repairs or replacements to the Building and Building Systems.

Section 10.16 Kitchen and Cafeteria. Tenant shall, at its cost and expense, have the right to construct a full cafeteria as well as an executive dining area or more casual seating areas for employee use only in either the Adams Street Premises or the Prospect Street Premises (the “Food Service Facilities”), in accordance with, and subject to, the provisions of Article 5. In addition, if the installation of the Food Services Facilities requires (i) the reinforcement of certain portions of the flooring of the Premises, as determined in the sole discretion of Landlord’s structural engineer for the Buildings, then Tenant first shall submit to Landlord detail plans and specifications for the performance of such flooring reinforcement work, which plans and specifications shall be subject to, and conditioned upon, Landlord’s and Landlord’s structural engineer’s prior written approval, exercised in their sole discretion, or (ii) the issuance of a Public Assembly Permit or modification of the TCO or Certificate of Occupancy for the Adams Street Building or the Prospect Street Building, as the case may be, Tenant shall, at its cost and expense, obtain and maintain the same in accordance with applicable requirements. In connection with the installation of the Food Services Facilities, the kitchen exhaust, make up air, additional electrical capacity, domestic water, sanitary natural gas riser and other associated utilities shall be constructed by Tenant either as part of Tenant’s Initial Installations or as a subsequent Tenant Alteration. Landlord shall cooperate with Tenant (at no additional cost or expense to Landlord) in connection with Tenant’s installation of Food Service Facilities and/or obtaining any required governmental approvals and/or permits, including any modification to the TCO or Certificate of Occupancy or the issuance of a public assembly permit.

Section 10.17 Louvers. Tenant shall, at its cost and expense, have the right to install a commercially reasonable number of louvers for Tenant’s general exhaust and outside air intake requirements (the “Louvers”) at the Premises, at locations approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Any Louvers to be installed at the Premises, shall be installed in accordance with terms and conditions of Article 5. Landlord shall furnish outside air or fresh air to the Premises via the base Building Systems.

Section 10.18 Building Services/Access. Tenant shall have access to the Premises seven (7) days per week, twenty-four (24) hours per day, subject to

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Unavoidable Delay (as hereinafter defined) and police emergency. Landlord shall throughout the Term, as the same may be extended, maintain the Buildings in a manner consistent with the standard of Comparable Buildings, and shall provide all of the services expressly set forth in this Lease (i.e., heating and air conditioning, elevator service, security, repairs and maintenance, Building directory and cleaning of the Common Areas) in the manner and to the extent required hereunder.

Section 10.19 Emergency Power. Tenant shall be permitted to install a diesel powered backup generator (“Tenant’s Back-up Generator”) at the Premises subject to, and conditioned upon, (i) prior written approval of the size and type of Tenant’s Back-up Generator, which approval shall not be unreasonably withheld, and (ii) the installation of Tenant’s Back-up Generator in compliance with Article 5. Landlord shall, at no additional cost or expense to Tenant, provide space, which space shall be determined in Landlord’s sole discretion, on the roof of the Adams Street Building and/or the roof of the Prospect Street Building for installation of Tenant’s back-up Generator. Landlord shall, at Tenant’s cost and expense, make emergency power available to the Premises for Tenant’s reasonable emergency power requirements to support Tenant reasonable life safety requirements and shall allow Tenant to tap into the Building’s life safety generator to support Tenant’s reasonable emergency lighting requirements. In connection with the forgoing, Landlord shall permit Tenant to connect into the Buildings’ risers via the electrical closets on each floor of the Premises and Landlord shall furnish 35 KW demand of emergency power spread evenly between the building’s emergency lighting. Tenant shall, at its cost and expense, pay for all riser, connections and tap in costs in order to connect to the Building’s life safety generator and Tenant’s Back-up Generator.

Section 10.20 Loading Docks. Tenant shall have priority use of the loading dock at the Adams Street Building. With respect to the loading dock servicing the Prospect Street Building, Tenant use thereof shall be shared with other occupants of the Prospect Street Building on a first-come, first-serve basis.

Section 10.21 Roof Deck. Provided that a Permitted Tenant shall then be leasing (A) either or both of the 8th and/or 9th floors of the Adams Street Building, Tenant, at no additional cost or expense, shall have the exclusive use of the 8th floor roof deck (the “8th Floor Roof Deck”) at the Adams Street Building and/or (B) the 5th floor of the Adams Street Building, Tenant, at no additional cost or expense, shall have the exclusive use of the 5th floor terraces and deck (the “5th Floor Roof Deck”; the 5th Floor Roof Deck and 8th Floor Roof Deck may hereinafter be individually or collectively referred to as the “Roof Deck”) at the Adams Street Building. Landlord shall, at no additional cost and expense, cooperate with Tenant in the design and selection of materials for Tenant’s build-out of the Roof Deck, which build-out shall be at Tenant’s sole cost and expense. Landlord hereby represents that, (i) the floor load of the Roof Deck is 100 pounds live load, and (ii) currently there is no elevator service to the Roof Deck, and (iii) a new base building air-handler shall be installed on the 8th Floor Roof Deck, in a location substantially similar to the location set forth on Landlord’s current plans for such installation, as indicated on the plan annexed hereto as Schedule 3. Tenant hereby acknowledges and agrees that (x) Tenant shall incorporate the Roof

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Deck in all of Tenant’s applicable insurance policies required under this Lease, and (y) Tenant shall, at its cost and expense, ensure that use of the Roof Deck is at all times during the Term, in compliance with all Requirements then having jurisdiction thereof including, without limitation, the TCO or Certificate of Occupancy for the Adams Street Building; provided, that, Landlord shall deliver the Roof Deck to Tenant in compliance with all applicable Requirements, including the installation of a railing or the raising of the parapet wall which prior to the performance thereof. Landlord shall consult with Tenant thereon; it being understood and agreed that Landlord shall not be obligated to bring the Roof Deck into compliance with any Requirement applicable to Tenant’s particular use thereof, and (z) in the event Tenant desires to perform any Alterations (“Roof Deck Alterations”) on, or to, the Roof Deck, such Roof Deck Alterations shall be at Tenant’s sole cost and expense, and shall be subject to, and conditioned upon, (1) prior to commencing any Roof Deck Alterations, Tenant shall provide temporary waterproofing of the Roof Deck in order to maintain a watertight condition during the performance of any Roof Deck Alterations, and (2) the performance of all Roof Deck Alterations in compliance with the terms and conditions of Article 5, including, without limitation, obtaining Landlord’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed and (3) the performance of all Roof Deck Alterations by Landlord’s approved roofing contractor only. If, in connection with, or as a result of, the Roof Deck Alterations, a new roof is required to be installed at the 8th Floor Roof Deck, Tenant shall, pay to Landlord, an amount equal to the cost of providing and installing such new roof, which new roof shall have a commercially reasonable warranty, as Additional Rent hereunder, within thirty (30) days from the date of Tenant’s receipt of Landlord’s bill therefore, and (vii) Tenant shall, at its cost and expense, maintain, repair and replace, if necessary, all Roof Deck Alterations, and (viii) Landlord shall, at its cost and expense, maintain, repair and replace, if necessary, the Roof Deck except for any Roof Deck Alterations and any maintenance, repairs and replacements required as a result of the Roof Deck Alterations which shall be Tenant’s responsibility and (ix) Landlord shall have no obligation or liability whatsoever in connection with the Roof Deck Alterations including, without limitation, the installation, maintenance, repair or removal of the same, and/or Tenant’s use of the Roof Deck, (x) Landlord shall have no obligation or liability whatsoever in connection with the installation, use, operation, maintenance, repair, or replacement, if any, of Tenant’s Elevator (as hereinafter defined), except if the same is necessitated as a result of Landlord’s gross negligence or willful misconduct, and (xi) Tenant shall, at Tenant’s cost and expense, as part of Tenant’s Initial Installations and in accordance with the terms and conditions of Article 5 including, without limitation obtaining Landlord’s consent thereto, which consent shall not be unreasonably withheld, have the right to install a hydraulic elevator (“Tenant’s Elevator”) at the Adams Street Building which shall access the 8th Floor Roof Deck.

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ARTICLE 11

INSURANCE; PROPERTY LOSS OR DAMAGE

Section 11.1 Tenant’s Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term:

(i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, bodily injury, death and/or property damage occurring in or about the Buildings, under which Tenant is named as the insured and Landlord, Landlord’s Agent and any Lessors and any Mortgagees whose names have been furnished to Tenant are named as additional insureds (the “Insured Parties”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties. The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $10,000,000.00; provided, however, that Landlord shall retain the right to require Tenant to increase such coverage from time to time (but no more often than every four (4) years) to that amount of insurance which in Landlord’s reasonable judgment is then being customarily required by landlords for similar office space in Comparable Buildings and provided further that the requirement with respect to limits may be satisfied by a combination of primary and umbrella policies. The self -insured retention for such policy shall not exceed $75,000;

(ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of “Special Form Causes of Loss” or “All Risk” property insurance policies with extended coverage, insuring Tenant’s Property and all Alterations and improvements to the Premises (including the Initial Installations) to the extent such Alterations and improvements exceed the cost of the improvements typically performed in connection with the initial occupancy of tenants in the Buildings (“Building Standard Installations”), for the full insurable value thereof or replacement cost thereof, having a deductible amount, if any, not in excess of $100,000;

(iii) during the performance of any Alteration, until completion thereof, Builder’s Risk insurance on an “all risk” basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises;

(iv) Workers’ Compensation Insurance, as required by law;

(v) such other insurance in such amounts as Landlord or the Mortgagee then holding a Mortgage on the Building may reasonably require from time to time; provided such other insurance in such amounts is then being customarily required by landlords for similar office space in Comparable Buildings and provided further that the requirement with respect to limits may be satisfied by a combination of primary and umbrella policies; and

(vi) Business Interruption Insurance coverage for a period of at least twelve (12) months.

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(b) All insurance required to be carried by Tenant shall be (i) non-cancellable and/or no material change in coverage shall be made thereto unless the Tenant receives thirty (30) days’ (ten [10] days in the case of cancellation for non-payment of premiums) prior notice of the same, by certified mail, return receipt requested, and upon Tenant’s receipt of same, Tenant shall furnish notice thereof to Landlord, and (ii) effected under valid and enforceable policies issued by reputable insurers qualified to do business in the State of New York and rated in Best’s Insurance Guide, or any successor thereto as having a “Best’s Rating” of “A-” or better and a “Financial Size Category” of at least “VII” or better or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time reasonably consider appropriate.

(c) On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies or certificates of insurance (“Certificate[s] of Insurance, including evidence of waivers of subrogation required to be carried pursuant to this Article 11 and that the Insured Parties are named as additional insureds (the “Policies”). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least one (1) day prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant’s insurance company (on the form currently designated “Accord 27” (Evidence of Property Insurance) and “Accord 25-S” (Certificate of Liability Insurance), or the equivalent, provided that the Certificate of Insurance indicates as to Tenant’s commercial general liability policy that the Insured Parties are named as additional insureds, which certification shall be binding on Tenant’s insurance company. A copy of the form of the Certificate of Insurance acceptable to Landlord is annexed hereto as Schedule “E’ and made a part hereof,

(d) Landlord shall (i) keep the Buildings insured against damage and destruction by fire, vandalism, and other perils under “all risk” property insurance, which coverage shall be no less than the full replacement cost thereof, and (ii) maintain a policy of commercial general liability insurance for claims for personal injury, death and/or property damage occurring in or about the Buildings; both as to (i) and (ii) above, consistent with the insurance requirements of any Mortgage then affecting the Building, and if there is no Mortgage, then consistent with coverage maintained by prudent owners of Comparable Buildings.

(e) Tenant shall have the right to satisfy its obligations under Section 11.1(a) by means of any so-called blanket policy or policies of insurance covering the Premises and other premises of Tenant or its Affiliates; provided that each such policy shall in all respects comply with Section 11.1(a) and shall specify that the portion of the total coverage of such policy that is allocated to the Premises is in the amounts required pursuant to Section 11.1(a) and shall provide that the amount of coverage afforded thereunder with respect to the Premises shall not be reduced below the limits required hereunder by claims thereunder against such other premises.

Section 11.2 Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the

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Building or the Premises, as the case may be, and personal property, fixtures and equipment located therein, wherein the insurer waives subrogation or consents to a waiver of right of recovery, and Landlord and Tenant agree not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire or other hazards. For purposes of this waiver, any deductible with respect to a party’s insurance shall be deemed covered by and recoverable by such party under valid and collectable policies of insurance. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (i) damage to any Above Building Standard Installations, (ii) Tenant’s Property, and (iii) any loss suffered by Tenant due to interruption of Tenant’s business.

Section 11.3 Restoration. (a) If any of the Buildings or the Premises are damaged by fire or other casualty, the damage shall be repaired by Landlord with reasonable dispatch and continuity, at Landlord’s expense, to substantially the condition of the Buildings and Premises prior to the damage (“Landlord’s Restoration Obligation”), but Landlord shall have no obligation to repair or restore (i) Tenant’s Property, or (ii) except as provided in Section 11.3(b), any Alterations or improvements to the Premises to the extent such Alterations or improvements are in excess of Landlord’s Base Building Work, if any (“Above Building Standard Installations”). So long as no Tenant Event of Default then exists and is continuing in the payment or performance of its obligations under this Section 11.3, and provided Tenant timely delivers to Landlord either Tenant’s Restoration Payment (as hereinafter defined) or the Restoration Security (as hereinafter defined) or Tenant expressly waives any obligation of Landlord to repair or restore any of Tenant’s Above Building Standard Installations, then until the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for any Tenant Delay, Fixed Rent, Tenant’s Tax Payment shall be reduced in the proportion by that area of the part of the Premises which is not usable (or accessible), and is not used by Tenant bears to the total area of the Premises, and Fixed Rent shall be reduced on a floor by floor basis in the same manner. If more than fifty (50%) of the rentable square footage of the Premises shall be inaccessible, the Premises shall be deemed to be wholly unusable. This Article 11 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force, shall have no application in any such case.

(b) Subject to Tenant’s right to elect to release Landlord from such obligation pursuant to the next succeeding sentence of this Section 11.3 (b), as a condition precedent to Landlord’s obligation to repair or restore any of Tenant’s Above Building Standard Installations, Tenant shall (i) pay to Landlord upon demand a sum (“Tenant’s Restoration Payment”) equal to the amount, if any, by which (A) the then market cost, as estimated by a reputable independent contractor designated by Landlord, of repairing and restoring all Alterations and Initial Installations in the Premises to their condition prior to the damage, exceeds (B) the then market cost of restoring the Premises with Building Standard Installations, or (ii) furnish to Landlord security (the “Restoration Security”) in form and amount reasonably acceptable to

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Landlord to secure Tenant’s obligation to pay all costs in excess of restoring the Premises with Building Standard Installations. If Tenant shall not deliver to Landlord either (1) Tenant’s Restoration Payment or the Restoration Security, as applicable, or (2) a waiver by Tenant, in form reasonably satisfactory to Landlord, of all of Landlord’s obligations to repair or restore any of the Above Building Standard Installations, in either case within fifteen (15) days after Landlord’s demand therefore, Landlord shall have no obligation to restore any Above Building Standard Installations and Tenant’s abatement of Fixed Rent, Tenant’s Tax Payment and Tenant’s Operating Payment shall cease when the restoration of the Premises (other than any Above Building Standard Installations) is Substantially Complete, and Landlord has notified Tenant thereof.

Section 11.4 Landlord’s Termination Right. Notwithstanding anything to the contrary contained in Section 11.3, if (i) the Adams Street Building shall be seventy-five (75%) percent or more damaged or destroyed by fire or other casualty such that the completion of Landlord’s Restoration Obligation requires more than eighteen (18) months to complete, (or) (ii) the Adams Street Building shall be so damaged or destroyed by fire or other casualty that Landlord’s Restoration Obligation requires the expenditure of more than forty (40%) percent of the full insurable value of the Adams Street Building immediately prior to the casualty (in the case of (i), (ii) or (iii), as estimated by a reputable contractor, registered architect or licensed professional engineer designated by Landlord subject to Tenant’s approval, which approval Tenant shall not unreasonably withhold, condition or delay (herein called “Landlord’s Expert”), then in either of such events, Landlord may, not later than sixty (60) days following the date of the damage, terminate this Lease by notice to Tenant. If this Lease is so terminated, (v) the Term shall expire upon the 30th day after such notice is given, (w) Tenant shall vacate the Premises, (x) Tenant’s liability for Rent shall cease as of the date of the damage, (y) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant, and (z) if the lease is so terminated, Landlord shall return to Tenant the Letter of Credit together with a letter addressed to the Issuing Bank acknowledging that Landlord has no further right to draw thereon. Notwithstanding anything to the contrary contained in Section 11.3, if the Prospect Street Building shall be so damaged that, in Landlord’s reasonable opinion, substantial alteration, demolition, or reconstruction of the Prospect Street Building shall be required (whether or not the Premises are so damaged or rendered untenantable), then Landlord may, not later than sixty (60) days following the date of the damage, terminate this Lease with respect to the Prospect Street Premises only by notice to Tenant, provided that if the Prospect Street Premises are not damaged, Landlord may not terminate this Lease respecting the Prospect Street Premises unless Landlord similarly terminates the leases of other tenants in the Prospect Street Building aggregating at least seventy-five (75%) percent of the portion of the Building occupied immediately prior to such damage (excluding any rentable area leased by Landlord or its Affiliates). If this Lease as it relates to the Prospect Street Premises is so terminated, (v) the Term shall expire upon the 30th day after such notice is given, (w) Tenant shall vacate the Prospect Street Premises, and surrender the same to Landlord, (x) Tenant’s liability for Rent with respect to the Prospect Street Premises shall cease as of the date of the damage, (y) any prepaid Rent for the Prospect Street Premises for any period after the date of the damage shall be refunded by Landlord to Tenant, and (z) there shall be a proportionate reduction in the Letter of Credit.

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Section 11.5 Tenant’s Termination Right. If the Premises or a portion thereof shall be rendered untenantable due to damage or destruction to the Building, and if Landlord elects or shall be obligated to restore the Premises, Landlord shall, within sixty (60) days following the date of the damage, cause Landlord’s Expert to give notice (the “Restoration Notice”) to Tenant of the date by which such contractor or architect estimates the restoration of the Premises (excluding any Above Building Standard Installations) shall be Substantially Completed. If thirty-three percent (33%) or more of the rentable area of the Premises shall be damaged by casualty and such date, as set forth in the Restoration Notice, is more than twelve (12) months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the “Termination Notice”) to Landlord not later than thirty (30) days following delivery of the Restoration Notice to Tenant. If Tenant delivers a Termination Notice, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of Section 11.4. Notwithstanding anything to the contrary contained in this Section 11.5, if thirty-three percent (33%) or more of the rentable area of the Premises shall be damaged by casualty and the Restoration Notice set forth in Section 11.5 provides (a) for an estimated date of completion that is less than twelve (12) months from the date of the casualty and the restoration of the Premises is not Substantially Completed within twelve (12) months from the date of the casualty (as such time period may be extended for Unavoidable Delay not to exceed 60 days), or (b) for an estimated date of completion that is more than twelve (12) from the date of the casualty and Tenant did not deliver a Termination Notice with respect thereto, but the restoration of the Premises is not Substantially Completed within forty-five (45) days following the estimated date of completion in such Restoration Notice, then, in either of such events, Tenant shall have a right, upon sixty (60) days prior written notice to Landlord to give a Termination Notice as a result thereof and, unless Landlord Substantially Completes such restoration within the foregoing sixty (60) day period, the Lease shall be terminated in the manner provided in the second sentence of Section 11.4. For purposes of this Section 11.5 and Section 11.6, the Premises shall be deemed “untenantable” if Tenant shall be precluded from accessing or using such affected portion of the Premises as Tenant reasonably determines, in good faith, is required for the conduct of Tenant’s ordinary business (provided however, that if Landlord believes in good faith, that Tenant’s determination that the Premises are “entirely untenantable” is then unreasonable, such dispute shall be resolved in accordance with arbitration as set forth in Section 11.8 below). In the event that a portion of any floor of the Premises is rendered untenantable and in Tenant’s good faith judgment Tenant cannot use the tenantable portion of such floor for the conduct of Tenant’s ordinary business and Tenant ceases the operation of its business within the entire floor, such entire floor shall be deemed to be untenantable.

Section 11.6 Final Twenty-Four Months. Notwithstanding anything in this Article 11 to the contrary, if any damage during the final twenty-four (24) months of the Term, as the same may be extended, renders the Premises all or partially wholly untenantable, and the restoration of the Premises is not Substantially Completed or

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capable of being Substantially Completed within six (6) months from the date of the casualty, either Landlord or Tenant may terminate this Lease by notice to the other party within thirty (30) days after the occurrence of such damage and this Lease shall expire on the thirtieth (30th) day following the date of such notice.

Section 11.7 Landlord’s Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant’s agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any such property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant’s business in each case resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in Article 6). Unless otherwise set forth herein, no penalty shall accrue for delays which may arise by reason of adjustment of fire insurance proceeds on the part of Landlord or Tenant, or for any Unavoidable Delays arising from any repair or restoration of any portion of the Building, provided that Landlord shall use reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises during the performance of any such repair or restoration.

Section 11.8 Expedited Arbitration. In the event of any dispute under this Lease with respect to (a) any circumstance under Articles 2, 5, 11 or 13 where Landlord agreed not to unreasonably withhold, condition and/or delay its consent, and Tenant claims that Landlord has in fact unreasonably withheld, conditioned or delayed consent, (b) Tenant’s determination that Tenant cannot reasonably conduct its ordinary course of business solely in that portion of the Premises that is “untenantable” pursuant to Section 11.5 or Section 11.6, (c) the determination of Tenant’s Restoration Payment pursuant to Section 11.3(b), (d) whether Landlord has Substantially Completed Landlord’s Base Building Work or any restoration of the Premises, (e) whether any particular items of Landlord’s Base Building Work are Punch List Items, then either party shall have the right to submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association pursuant to a submission effected within ten (10) Business Days after notice of the existence of the dispute. The arbitrators conducting such arbitration shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, or otherwise modify such provisions. Each arbitrator shall be a qualified, disinterested and impartial person who shall have had at least ten (10) years of commercial office real estate experience in the County of New York and is then employed in a calling connected with the matter of the dispute. Each party hereunder shall pay its own costs, fees and expenses in connection with any arbitration or other action or proceeding brought under this Section 11.8, and the expenses and fees of the arbitrators selected shall be shared equally by Landlord and Tenant. Notwithstanding anything contrary contained in this Lease, Landlord and Tenant agree that (i) the arbitrators may not award or recommend any damages to be paid by either party and (ii) in no event shall either party be liable for, nor shall either party be entitled to recover, any damages in any such arbitration. Judgment upon any award rendered

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in any arbitration held pursuant to this Section shall be final and binding upon Landlord and Tenant, whether or not a judgment shall be entered in any court, and each of Landlord and Tenant hereby consents to the entry of such judgment by any court of competent jurisdiction.

Section 11.9 Tenant Insurance Proceeds. In the event Tenant terminates this Lease by reason of casualty as provided in this Article 11, Tenant shall, as a condition to the effectiveness of such termination, first assign to Landlord a portion of Tenant’s insurance proceeds sufficient to restore the damaged portion of the Premises to a “vanilla box” condition.

ARTICLE 12

EMINENT DOMAIN

Section 12.1 Taking.

(a) Total Taking. If all or substantially all of the Adams Street Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a “Taking”), this Lease shall terminate and the Term shall end as of the date of the vesting of title and Rent shall be prorated and adjusted as of such date.

(b) Partial Taking. Upon a Taking of only a part of a Building or the Premises then, except as hereinafter provided in this Article 12, this Lease shall continue in full force and effect, provided that from and after the date of the vesting of title, Fixed Rent and Tenant’s Proportionate Share, Tenant’s Tax Payment and Tenant’s Operating Payment shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking.

(c) Landlord’s Termination Right. Whether or not the Premises are affected, Landlord may, by notice to Tenant, within sixty (60) days following the date upon which Landlord receives notice of the Taking of all or a substantial portion of the Prospect Street Building or the Prospect Street Premises, terminate this Lease as it relates to the Prospect Street Premises only, provided that Landlord elects to terminate leases (including this Lease) affecting at least seventy-five percent (75%) percent of the office rentable area of the Prospect Street Building (excluding any rentable area leased by Tenant, Landlord or their respective Affiliates), in which case from and after the date of the vesting of title, Fixed Rent, Tenant’s Proportionate Share and Tenant’s Tax Payment shall be modified to reflect the termination of the Lease with respect to the Prospect Street Premises as a result of such Taking. If the part of the Real Property taken contains fifty percent (50%) or more of the total area of the Adams Street Building, then Landlord may terminate this Lease by giving notice thereof to Tenant within sixty (60) days following the date on which Landlord receives notice of such Taking.

(d) Tenant’s Termination Right. If the part of the Real Property so taken contains more than twenty (20%) percent of the total area of the Premises (or less

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than 20% of the total area of the Premises, if in Tenant’s reasonable opinion the remaining portion of the Premises shall not be reasonably sufficient for Tenant to continue the feasible operation of its business in the manner same was conducted prior to the Taking) or if, by reason of such Taking, Tenant no longer has reasonable means of access to all of the Premises, then Tenant may terminate this Lease by notice to Landlord given within sixty (60) days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the sixtieth (60th) day following the giving of such notice. If a part of the Premises shall be so taken and this Lease is not terminated in accordance with this Section 12.1 Landlord, without being required to spend more than it collects as an award, shall restore that part of the Premises not so taken to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such Taking, excluding Tenant’s Property and Above Building Standard Installations, provided, however, if Landlord is unable to perform the restoration required hereunder because the same would cost more than the award, Tenant shall have the right to terminate this Lease by notice to Landlord given within sixty (30) days following the date upon which Tenant is notified of such circumstance.

(e) Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 12, Rent, as the same may have been reduced pursuant to Section 12.1(b) shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

Section 12.2 Awards. Upon any Taking, Landlord shall receive the entire award for any such Taking, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant’s Alterations; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant’s Property or Above Building Standard Installations included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

Section 12.3 Temporary Taking. If all or any part of the Premises is taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use.

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ARTICLE 13

ASSIGNMENT AND SUBLETTING

Section 13.1 Consent Requirements.

(a) No Transfers. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet, or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without Landlord’s prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 13 shall be void and shall constitute an Event of Default.

(b) Collection of Rent. If, without Landlord’s consent (unless Landlord’s consent is not required hereunder), this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection shall be deemed a waiver of the provisions of this Article 13, an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant’s covenants hereunder, and in all cases Tenant shall remain fully liable for its obligations under this Lease.

(c) Further Assignment/Subletting. Landlord’s consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord’s consent to any further assignment or subletting, if such consent is required hereunder. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others, except with the consent of Landlord which shall be granted or withheld using the same standards set forth in Section 13.4.

Section 13.2 Tenant’s Notice. If Tenant desires to assign this Lease or sublet all or any portion of the Premises (other than as may be permitted under Section 13.8), Tenant shall give notice thereof to Landlord, which shall be accompanied by (i) a statement reasonably detailing the identity of the proposed assignee or subtenant (“Transferee”), the nature of its business and its proposed use of the Premises, and a description of the portion of the Premises to be sublet (in the case of a sublease), (ii) current financial information with respect to the Transferee, including its most recent financial statement, (iii) with respect to an assignment of this Lease or sublet of all or a portion of the Premises, a bona-fide term sheet describing all of the material terms and conditions of the proposed assignment or sublease, and (iv) with respect to a sublet of all or a part of the Premises, a description of the portion of the Premises to be sublet, and a bona-fide term sheet describing all of the material terms and conditions of the proposed sublease (collectively, a “Transferee Notice”). A Transferee Notice shall be deemed an irrevocable offer from Tenant to Landlord, whereby Landlord, in its sole discretion may (each, a “Recapture Option”) either: (x) sublease, or Landlord’s designee may sublease such space (the “Leaseback Space”) from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or part of the Premises), (y) terminate this Lease if the proposed transaction is an assignment or a sublease (whether by one sublease or a series of related or unrelated subleases) of all of substantially all of the Premises for substantially the then remainder of the Term (i.e., term of sublease would expire with one (1) year or less remaining in

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the Term, which will include the Renewal Term to the extent Tenant has exercised its option with respect thereto or exercises its option with respect thereto contemporaneously with entering into a sublease), or (z) terminate this Lease with respect to the Leaseback Space (if the proposed transaction is a sublease of part of the Premises for substantially the then remainder of the Term as previously described). If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet (whether by one sublease or a series of related or unrelated subleases) all or substantially all of the Premises for substantially the then remainder of the Term, then, this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the Rent shall be paid and apportioned to such date, and Landlord shall be free to lease the Premises (or any part thereof) to any third party including, without limitation, Tenant’s prospective assignee or subtenant. If Landlord exercises its option to terminate this Lease in part in any case where Tenant desires to sublet a portion of the Premises for substantially the remainder of the Term, then, (a) this Lease shall end and expire with respect to such Leaseback Space on the date that the proposed sublease was to commence; and (b) from and after such date the Rent shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises; and (c) Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord in physically separating such portion of the Premises from the balance of the Premises and in complying with any laws and requirements of any public authorities relating to such separation. Any such Recapture Options may only be exercised by Landlord by notice to Tenant at any time within thirty (30) days after such notice has been given by Tenant to Landlord; and during such thirty (30) day period Tenant shall not assign this Lease nor sublet such space to any person. If Landlord does not exercise its Recapture Option as set forth above, then Landlord shall be deemed to have waived its right of recapture under this Section 13.2 with respect thereto, and provided the proposed assignment or sublease complies with the conditions set forth in Section 13.4 below, Landlord’s consent to the proposed assignment or subletting shall not be unreasonably withheld, conditioned or delayed in accordance with said Section 13.4.

Section 13.3 If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the rentals set forth in the Transferee Notice, and shall be for the same term as that of the proposed subletting, and such sublease shall provide that:

(a) it shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

(b) it shall be upon the same terms and conditions as those contained in the Transferee Notice, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

(c) it shall give the sublessee the unqualified and unrestricted right, without Tenant’s permission, to assign such sublease or any interest therein and/or to

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sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease at no cost or liability to Tenant and if the proposed sublease will result in all or substantially all of the Premises being sublet for substantially the remainder of the Term as previously described, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this Lease less one (1) day, in which case Tenant shall have no obligation to remove and/or restore any Specialty Alterations;

(d) any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space so sublet caused by such removal;

(e) (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord’s uncontrolled discretion, shall deem suitable or appropriate, (iii) Tenant, at Tenant’s cost and expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space so sublet by Tenant to Landlord or its designee, (iv) Landlord, at Tenant’s expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the Premises and to comply with any laws and requirements of public authorities relating to such separation, (v) that at the expiration of the term of such sublease, Tenant will accept the Leaseback Space in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the Leaseback Space in good order and condition (and, if applicable, remove alterations made thereto by Landlord or its sublessee and restore the Leaseback Area to its previous condition if, and to the extent, the subtenant would have the obligation to remove alterations made by or on behalf of the subtenant at the end of the sublease term and restore the Leaseback Area to its previous condition). If Landlord exercises its option to sublet the Leaseback Space, Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space only during the period of time it is so sublet;

(f) performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease; and

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(g) Notwithstanding anything to contrary contained herein, Tenant shall have no obligation, at the expiration or earlier termination of the term of this Lease, to remove and/or restore any alteration, installation or improvement made in the Leaseback Space by Landlord or made by or on behalf of any such assignee or further subtenant of Landlord or its designee except to the extent same was expressly set forth as the obligation of Tenant in the Transferee Notice.

Section 13.4 Conditions to Assignment/Subletting. (a) If Landlord does not exercise Landlord’s option provided under Section 13.2, and provided no Event of Default then exists and is continuing, Landlord’s consent to the proposed assignment or subletting shall not be unreasonably withheld, conditioned or delayed and shall be granted or denied within the thirty (30) day period referred to in Section 13.2, provided that if Landlord fails to respond to a Transferee Notice, within the thirty (30) day period referred to in Section 13.2, Tenant shall then send to Landlord a second Transferee Notice, and if Landlord fails to respond to such second Transferee Notice within five (5) Business Days from the date of Landlord’s receipt of such second Transferee Notice, the proposed assignment or sublease shall be deemed to be approved if all of the following conditions are satisfied:

(i) in Landlord’s reasonable judgment, the Transferee is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, and (2) does not violate any restrictions set forth in this Lease;

(ii) the Transferee is reputable with sufficient financial means (and Landlord, in evaluating such financial means, shall take into account, in addition to all other relevant factors, the security deposit posted hereunder) to perform all of its obligations under this Lease;

(iii) if Landlord has comparable space available in the Dumbo Heights Campus that is then available (or will become available within six (6) months of the delivery of the initial Transferee Notice) for a comparable term, neither the Transferee nor any Affiliate of the Transferee is then an occupant of the Dumbo Heights Campus. For purposes of this clause (iii) and clause (iv) below, the term “comparable space” shall mean space of similar size (no variance of more than 5%) and condition;

(iv) If Landlord has comparable space available in the Dumbo Heights Campus that is then available for a comparable term, the Transferee is not a person or entity (or an Affiliate of a person or entity) with whom Landlord is then or has been within the prior six (6) months actively negotiating in connection with the rental of comparable space in the Building;

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(v) there shall be not more than two (2) subtenants on any single floor of the Premises at any one time (if a portion of the Premises shall consist of multiple floors);

(vi) Tenant shall, reimburse Landlord for all reasonable third party out-of-pocket expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the Transferee and all legal costs reasonably incurred in connection with the granting of any requested consent;

(vii) Tenant shall not list the Premises to be sublet or assigned with a broker, agent or other entity at a rental rate less than the Fixed Rent at which Landlord is then offering to lease other comparable space in the Building (Landlord shall respond promptly to any request by Tenant for such rental rate); provided, however, that the foregoing shall not prevent Tenant from subleasing any portion of the Premises at a rental rate lower or higher than Landlord is offering to lease comparable space in the Building; and

(viii) the Transferee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the Transferee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the City and State of New York;

(b) With respect to each and every subletting and/or assignment approved by Landlord under the provisions of this Lease:

(i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

(ii) no sublease shall be for a term ending later than one day prior to the Expiration Date (as same may be extended pursuant to the terms hereof);

(iii) if an Event of Default occurs and is continuing prior to the effective date of such assignment or subletting, then Landlord’s consent thereto, if previously granted, shall be revoked upon notice to Tenant unless and until such Event of Default shall be cured by Tenant; and

(iv) Except for Landlord’s subletting pursuant to Section 13.3, each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate; and upon the termination of this Lease prior to the Expiration Date, Tenant and each subtenant shall be deemed to have agreed that Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (unless otherwise set forth in an SNDA be (A) liable for any previous act or omission of Tenant under such sublease (except with respect to any act or omission which continues after such attornment), (B)

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subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month’s rent (unless actually received by Landlord), (D) bound to return such subtenant’s security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such subtenant shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such subtenant, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord’s obligations under this Lease. The provisions of this Section 13.4(b)(iv) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

Section 13.5 Binding on Tenant; Indemnification of Landlord. Notwithstanding any assignment or subletting or any acceptance of rent by Landlord from any Transferee, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all the covenants, terms and conditions contained in this Lease on Tenant’s part to be observed and performed, and any default under any term, covenant or condition of this Lease by any Transferee or anyone claiming under or through any Transferee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from (i) any claims that may be made against Landlord by the Transferee or anyone claiming under or through any Transferee where Landlord withheld its consent to the proposed transaction, or (ii) any claims that may be made against Landlord by any brokers or other persons or entities claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise its option to terminate under this Article 13.

Section 13.6 Tenant’s Failure to Complete. If Landlord consents to a proposed assignment or sublease and such assignment or sublease fails to become effective within one hundred fifty (150) days after giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Sections 13.2, 13.3 and 13.4 before assigning this Lease or subletting all or part of the Premises.

Section 13.7 Profits. (a) If Tenant enters into any assignment or sublease permitted hereunder or consented to by Landlord (but not any transaction described in Section 13.8), Tenant shall, within sixty (60) days of Landlord’s consent to such assignment or sublease, deliver to Landlord a list which sets forth the amount of: (i) the commercially reasonable industry standard third-party brokerage fees paid by Tenant in such transaction, (ii) any free rent to be provided under such sublease, (iii) any tenant improvement work allowance or any construction costs paid or to be paid in connection with such transaction and, in the case of any sublease, any actual costs incurred by Tenant in separately demising the sublet space, and (iv) any other costs and expenses

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reasonably incurred by Tenant in connection with such assignment or sublease that are so-called zero period costs other than commissions which may be deducted when paid), including advertising costs (collectively, “Transaction Costs”), together with a list of all of Tenant’s Property to be transferred to such Transferee. Tenant shall deliver to Landlord reasonable evidence of the payment of any Transaction Costs within sixty (60) days after the same are paid (and if Tenant shall fail to do so, no such fees or costs for which Tenant shall have failed to provide evidence of payment shall qualify as Transaction Costs). In consideration of such assignment or subletting, Tenant shall pay to Landlord:

(b) In the case of an assignment, on the effective date of the assignment, fifty (50%) percent of all sums and other consideration paid to Tenant by the Transferee for or by reason of such assignment of Tenant’s leasehold interest herein (including key money, bonus money and any sums paid for services rendered by Tenant to the Transferee in excess of the fair market value for such services and sums paid for the sale or rental of Tenant’s Property, less the then fair market or rental value thereof) after first deducting the Transaction Costs; or

(c) In the case of a sublease, fifty (50%) percent of any consideration payable under the sublease to Tenant by the Transferee which exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the sublet space (including sums paid for the sale or rental of Tenant’s Property, less the then fair market value or rental value thereof) after first deducting the Transaction Costs, which Transactional Costs shall be deducted when paid. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant but only after deducting all Transaction Costs, and profit, if any, has been realized.

Section 13.8 Transfers. (a) Affiliates. If Tenant is a legal entity, the transfer (by one or more transfers), directly or indirectly, by operation of law or otherwise, of a majority of the stock or other beneficial ownership interest in Tenant or, of all or substantially all of the assets of Tenant (collectively “Ownership Interests”) shall be deemed a voluntary assignment of this Lease provided, however, that the provisions of Section 13.2 shall not apply to, and Landlord’s consent shall not be required with respect to the transfer of Ownership Interests in Tenant if and so long as the stock of Tenant is publicly traded on a nationally recognized stock exchange, including the issuance of new Ownership Interests either by way of an initial or other “public offering”. For purposes of this Article, the term “transfers” shall be deemed to include (x) the establishment of a new fund, or otherwise, which results in a majority of the Ownership Interests in Tenant being held by a person or entity which does not hold a majority of the Ownership Interests in Tenant on the date hereof, (y) except as provided below, the sale of all or substantially all of Tenant’s assets, and (z) except as provided below, the merger or consolidation or conversion of Tenant into or with another business entity. Notwithstanding anything to the contrary contained in this Article 13, Landlord’s consent shall not be required and the provisions of Section 13.2 shall not apply to transactions with a business entity into or with which Tenant is merged or consolidated or converted or to which all or substantially all of Tenant’s assets or a majority of the Ownership

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Interests of Tenant are transferred (any of the foregoing, a “Successor Entity”), and shall also not apply to a transfer or issuance of Ownership Interests of Tenant so long as (i) such transfer or other transaction was made for a legitimate independent business purpose and not for the principal purpose of transferring this Lease and, in the case of a merger or consolidation only, (ii) the Successor Entity has a tangible net worth computed in accordance with generally accepted accounting principles consistently applied that is at least equal to twenty (20) times the amount of Fixed Rent then payable hereunder (the “Successor Net Worth Threshold”) or if the Successor Entity’s tangible net worth is less than the Successor Net Worth Threshold, then same shall be deemed to be satisfied if the security deposit is increased by an amount equal to one (1) month of the then Fixed Rent payable hereunder multiplied by the difference between (x) 20, and (y) the actual tangible net worth of the Successor Entity expressed as a multiple of then then annual Fixed Rent payable hereunder (e.g., if the Successor Entity tangible net worth was equal to 18 times the then annual Fixed Rent, then the security deposit would be increased by 2 months of the then monthly Fixed Rent), and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord at least five (5) Business Days prior to the effective date of any such transaction (or promptly upon Landlord’s request), (iv) any such transfer shall be subject and subordinate to all of the terms and provisions of this Lease, and (v) Tenant (except in the event of a merger where Tenant is not the surviving entity or a sale of all or substantially all of Tenant’s assets) shall remain fully liable for all obligations to be performed by Tenant under this Lease. Tenant may also, upon prior notice to Landlord, but without the provisions of Sections 13.2 or Section 13.4 being applicable, permit any Affiliate of Tenant to accept an assignment of this Lease or sublet all or part of the Premises, provided such sublease may continue for so long as such entity remains an Affiliate of Tenant. Any such sublease shall not be deemed to relieve, release, impair or discharge any of Tenant’s obligations hereunder. Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or sublease all or any portion of the Premises pursuant to this Section 13.8 if Tenant is in default of any of the terms and conditions of this Lease on its part to be performed hereunder, either at the time (x) it delivers a Transferee Notice, or (y) the effective date of the proposed assignment or sublease.

(b) Applicability. The limitations and rights set forth in this Section 13.8 shall apply to Transferee(s) of this Lease, and any transfer by any such entity in violation of this Section 13.8 shall be a transfer in violation of Section 13.1.

(c) Modifications. Any modification, amendment or extension of a sublease shall be deemed a sublease for the purposes of Section 13.1 hereof.

Section 13.9 Assumption of Obligations. No assignment of this Lease shall be effective unless and until the Transferee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee (a) assumes Tenant’s obligations under this Lease and (b) agrees that, notwithstanding such assignment or transfer, the provisions of Section 13.1 hereof shall be binding upon it in respect of all future assignments and transfers.

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Section 13.10 Tenant’s Liability. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant’s obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease, provided, however, the predecessor tenant shall not be liable with respect to any agreement or stipulation which shall increase the obligations of Tenant under this Lease.

Section 13.11 Initial Sublease. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to enter into an initial sublease of up to one (1) full floor of the Premises in one (but not both) of the Buildings, subject to all the terms and conditions of this Article 13 other than the Recapture Options set forth in Sections 13.2 and 13.3 and sharing of Profits set forth in Section 13.7.

Section 13.12 Lease Disaffirmance or Rejection. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as “tenant,” enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons or entities claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of ten (10) days after Landlord’s request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant’s default thereunder.

Section 13.13 Desk Sharing. Notwithstanding anything to the contrary set forth herein, Tenant, upon at least ten (10) days prior notice to Landlord, may, without Landlord’s consent, permit certain consultants, strategic partners, clients, advisors, other professionals, or other third parties (collectively, “Desk Sharing

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Entities”) to occupy desk space comprising not more than a total of fifteen (15%) percent of the rentable square footage then comprising the Premises, in the aggregate, for purposes incidental to the Permitted Uses under this Lease, provided, (i) such Desk Sharing Entities have and continue to have an ongoing professional or business relationship with Tenant, (ii) shall not have any rights hereunder (other than to occupy such space in the Premises subject to and in accordance with this Section 13.13), (iii) shall such occupancy create a landlord/tenant relationship or any privity with the Landlord, (iv) each occupancy shall be expressly subject to all of the obligations of Tenant under this Lease other than the obligation to pay rent, (v) such Desk Sharing Entities are expressly prohibited from assigning, subletting, pledging or otherwise transferring its rights in the Premises; and (vi) Tenant shall receive no rent, payment or other consideration in connection with such occupancy in respect of such space other than rent payments (in no event greater per rentable square foot than the Fixed Rent and Additional Rent payable hereunder per rentable square foot). The rights of Tenant under this Section 13.13 shall not in any manner relieve Tenant of its obligations arising under this Lease.

ARTICLE 14

ACCESS TO PREMISES

Section 14.1 Landlord’s Access. (a) Landlord, Landlord’s agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and concealed conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced other than to a de minimis extent. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Article 14. The foregoing is not intended to vitiate the provisions of Section 6.3 or Section 10.11(c).

(b) Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon reasonable notice (which notice may be oral) except in the case of emergency in which case any limitation on the number of entries and/or advance notice shall not be required, to examine the Premises, to show the Premises to prospective purchasers, Mortgagees, Lessors or during the last eighteen (18) months of the Term, tenants and their respective agents and representatives or others and to perform Restorative Work to the Premises or the Building.

(c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Building Systems, Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

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(d) Subject to emergency and police conditions and the provisions of Section 10.11(a) and Section 26.16 hereof, Tenant (and Tenant’s assignees, sub lessees, invitees, licensees, and employees) shall, during the term of this Lease, have access to the Premises twenty-four (24) hours per day seven (7) days per week.

(e) Except in the case of an emergency, Landlord shall endeavor to comply with Tenant’s reasonable security measures when entering the Premises.

Section 14.2 Building Name. Landlord has the right at any time to change the name, number or designation by which the Building is commonly known. Notwithstanding anything to the contrary contained herein, (i) for so long a Permitted Tenant satisfies the Adams Street Minimum Occupancy Threshold, Landlord shall not name the Adams Street Building nor the Dumbo Heights Campus after a Tenant Competitor, and (ii) for so long as a Permitted Tenant satisfies the Prospect Street Minimum Occupancy Threshold, Landlord shall not name the Prospect Street Building nor the Dumbo Heights Campus after a Tenant Competitor.

Section 14.3 Light and Air. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work or for any other reason, Landlord shall diligently complete such work or otherwise act diligently to remove the temporary darkening or covering over of such windows. If there is otherwise a diminution of light, air or view by another structure which may hereafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.

ARTICLE 15

DEFAULT

Section 15.1 Tenant’s Defaults. Each of the following events shall be an “Event of Default” hereunder:

(a) Tenant fails to pay when due any installment of Rent and such default shall continue for five (5) days after notice of such default is given to Tenant; or

(b) Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than thirty (30) days (ten [10] days for any failure by Tenant to use and occupy the Premises for a use that is not a Permitted Use) after notice by Landlord to Tenant of such default, or if such default (other than any failure by Tenant to use and occupy the Premises for a use that is not a Permitted Use) is of a nature that it cannot be completely remedied within thirty (30) days, failure by Tenant to commence to remedy such failure within said thirty (30) days, and thereafter diligently prosecute to completion all steps necessary to remedy such default; or

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(c) if Landlord applies or retains any part of the security held by it hereunder, and Tenant fails within five (5) days after notice by Landlord to Tenant to (i) deposit with Landlord the amount so applied or retained by Landlord, or (ii) provide Landlord with (x) a replacement Letter of Credit (as hereinafter defined), in the full amount required hereunder, or (y) a modification of the Letter of Credit which reinstates the amount so applied or retained; or

(d) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant’s property; or

(e) a court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a trustee, receiver or liquidator of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of entry thereof. Upon the occurrence and during the continuance of any one or more of such Events of Default, Landlord may, at its sole option, give to Tenant three (3) days’ notice of cancellation of this Lease (or of Tenant’s possession of the Premises), in which event this Lease and the Term (or Tenant’s possession of the Premises) shall terminate (whether or not the Term shall have commenced) with the same force and effect as if the date set forth in the notice were the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 15.

Section 15.2 Landlord’s Remedies.

(a) Possession/Reletting. If any Event of Default occurs and this Lease and the Term, or Tenant’s right to possession of the Premises, terminate as provided in Section 15.1:

(i) Surrender of Possession. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such termination, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by law) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefore), and may repossess the Premises and dispossess Tenant and any other persons or entities from the Premises and remove any and all of their property and effects from the Premises.

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(ii) Landlord’s Reletting. Landlord, at Landlord’s option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to accept any tenant offered by Tenant and shall not be liable for failure to relet or, in the event of any such reletting, for failure to collect any rent due upon any such reletting; and no such failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. Landlord, at Landlord’s option, may make such alterations, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

(b) Tenant’s Waiver. Tenant, on its own behalf and on behalf of all persons or entities claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such persons or entities might otherwise have under any Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words “re-enter,” “re-entry” and “reentered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

(c) Tenant’s Breach. Upon the breach or threatened breach by Tenant, or any persons or entities claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

Section 15.3 Landlord’s Damages.

(a) Amount of Damages. If this Lease and the Term, or Tenant’s right to possession of the Premises, terminate as provided in Section 15.1, then:

(i) Tenant shall pay to Landlord all items of Rent when due and payable under this Lease by Tenant to Landlord;

(ii) Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, a security deposit or otherwise, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord;

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(iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of Fixed Rent, any Deficiency (as hereinafter defined); it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord’s right to collect the Deficiency for any subsequent month by a similar proceeding; and

(iv) whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent during such period to be the same as was payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by four (4%)percent (on a compounded basis)) exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to two (2%) percent below the then Base Rate) less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 15.3(a)(iii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord to an unaffiliated party for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

(b) Reletting. If the Premises or any part thereof, shall be relet together with other space in the Buildings, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 15.3. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceeds the Fixed Rent reserved in this Lease. Nothing contained in Article 15 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any Requirement, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 15.3, except that, in no event, shall either Landlord or Tenant be liable to other or anyone claiming through or under other for consequential or punitive damages.

Section 15.4 Interest. If any payment of Rent is not paid when due, interest shall accrue on such payment, from the date such payment was due until paid at the Interest Rate. Such interest and late charges are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any of Landlord’s rights or remedies under any other provision of this Lease.

Section 15.5 Other Rights of Landlord. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant’s right, if any, to

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designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant.

ARTICLE 16

LANDLORD’S RIGHT TO CURE; FEES AND EXPENSES

If an Event of Default occurs and is continuing, Landlord, without waiving such default, may perform the obligations giving rise thereto at Tenant’s expense (a) immediately, and without advance notice, in the case of emergency or if the default (i) materially interferes with the use by any other tenant of the Building, (ii) materially interferes with the efficient operation of the Building, (iii) results in a violation of any Requirement, or (iv) results or will result in a cancellation of any insurance policy maintained by Landlord or (b) in any other case if such default continues after ten (10) Business Days from the date Landlord gives notice of Landlord’s intention to perform the defaulted obligation (provided Tenant is not the diligently prosecuting the cure of the same). All actual out of pocket costs and expenses incurred by Landlord in connection with any such performance by it and all actual out of pocket costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord as a result of any default by Tenant under this Lease or in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord or in which Landlord is a party to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within ten (10) Business Days of Tenant’s receipt of a reasonably substantiated invoice therefore, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord within ten (10) Business Days after receipt of Landlord’s invoice for such amount.

ARTICLE 17

NO REPRESENTATIONS BY LANDLORD; LANDLORD’S APPROVAL

Section 17.1 No Representations. Except as expressly set forth herein, Landlord and Landlord’s agents have made no warranties, representations, statements or promises with respect to the Buildings, the Real Property or the Premises and no rights including, without limitation, any development rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

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Section 17.2 No Money Damages. Wherever in this Lease Landlord’s consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make or exercise, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) and/or any right to terminate this Lease based upon Tenant’s claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant’s sole remedy shall be to bring an action or proceeding (or arbitration pursuant to Section 11.8) to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease.

Section 17.3 Reasonable Efforts. Except as expressly set forth in this Lease, “reasonable efforts” by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses of any extraordinary nature unless (i) Tenant requests same reasonably in advance in a notice to Landlord and reimburses Landlord for the actual, incremental, reasonable, out-of-pocket costs in connection therewith, as Additional Rent, within thirty (30) days after delivery of an invoice therefore, (ii) failure to perform such work on an overtime basis would have material adverse effect on Tenant’s ability to conduct its business in all or a portion of the Premises.

ARTICLE 18

END OF TERM

Section 18.1 Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage from casualty excepted, and Tenant shall remove all of Tenant’s Property (other than any wiring or cabling between the basement of the Building and the Premises between the floors or under the floors of the Premises or above any hung ceilings designated by Landlord for use by Tenant or a future tenant of the Building) and any Specialty Alterations as may be required pursuant to Section 5.3.

Section 18.2 Holdover Rent. Landlord and Tenant recognize that Landlord’s damages resulting from Tenant’s failure to timely surrender possession of the entire Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the entire Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to the Applicable Percentage times the Rent payable under this Lease for the last full calendar month of the Term. To the extent the duration of

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Tenant’s holdover exceeds thirty (30) days, then Tenant shall be liable for any and all actual damages incurred by Landlord by reason of Tenant’s holdover at the Premises, including, without limitation, (x) Landlord’s loss of the benefit of the bargain by reason of its inability to enter into a new lease with a new tenant for the Premises due to Tenant’s holdover at the Premises, and (y) any and all damages including, without limitation, consequential and/or special damages which Landlord may suffer by reason of Tenant’s holdover at the Premises. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 18.2. “Applicable Percentage” means (i) 150% for the first thirty (30) days of such holdover, and (ii) 200% thereafter.

Section 18.3 Waiver of Stay. Tenant expressly waives, for itself and for any person or entity claiming through or under Tenant, any rights which Tenant or any such person or entity may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor Requirement of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 18.

ARTICLE 19

QUIET ENJOYMENT

Provided this Lease is in full force and effect, Tenant may peaceably and quietly use and enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages.

ARTICLE 20

NO SURRENDER; NO WAIVER

Section 20.1 No Surrender or Release. No act or thing done by Landlord or Landlord’s agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord.

Section 20.2 No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and

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remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease on the part of Tenant shall not be deemed a waiver of such breach. The payment by Tenant of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease on the part of Landlord shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

ARTICLE 21

WAIVER OF TRIAL BY JURY; COUNTERCLAIM

Section 21.1 Jury Trial Waiver. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS IN ANY WAY ARISING OUT OF OR CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, OR THE ENFORCEMENT OF ANY REMEDY WITH RESPECT TO THIS LEASE ANY STATUTE, EMERGENCY OR OTHERWISE.

Section 21.2 Waiver of Counterclaim. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

ARTICLE 22

NOTICES

Except as otherwise expressly provided in this Lease, all consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand either to the Premises or to Tenant’s address as set forth in Article 1 (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed to Landlord and Tenant as set forth in Article 1, and to any Mortgagee or Lessor who shall require copies of notices and whose address is provided in advance to Tenant in writing, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice

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given to the other in accordance with the provisions of this Article 22. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given.

ARTICLE 23

RULES AND REGULATIONS

All Tenant Parties shall observe and comply with the Rules and Regulations as set forth on Schedule “E” annexed hereto and made a part hereof, which Rules and regulations may be supplemented or amended, from time to time. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and Regulations then in effect; provided, however, that such additional Rules and Regulations shall not adversely affect Tenant’s rights or obligations hereunder, other than to a de minimis extent, and provided, further that in the event of any conflict between such additional Rules and Regulations and the terms of this Lease, the terms of this Lease shall prevail. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other tenant at the Buildings, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees, provided that Landlord shall enforce any of the Rules and Regulations against Tenant in a non-discriminatory fashion.

ARTICLE 24

BROKER

Landlord has retained Landlord’s Agent as leasing agent in connection with this Lease and Landlord will be solely responsible for any fee that may be payable to Landlord’s Agent. Landlord agrees to pay a commission (“Tenant’s Broker’s Commission”) to Tenant’s Broker pursuant to a separate agreement (the “Brokerage Agreement”). Each of Landlord and Tenant represents and warrants to the other that neither it nor its agents have dealt with any broker in connection with this Lease other than Landlord’s Agent and Tenant’s Broker. Landlord and Tenant each hereby agree to indemnify, defend, protect and hold the other harmless from and against any and all Losses which the other may incur by reason of the above representation made by the indemnifying party being false.

ARTICLE 25

INDEMNITY

Section 25.1 Tenant’s Indemnity. Tenant shall not do or permit to be done any act or thing upon the Premises or the Building which may subject Landlord to any liability or responsibility to a third party for injury, damages to persons or property or to

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any liability by reason of any violation of any Requirement, and shall use all commercially reasonable efforts to exercise such control over the Premises as to fully protect Landlord against any such liability. Subject to the mutual waivers set forth in Section 11.2, Tenant shall indemnify, defend, protect and hold harmless Landlord and each of the Indemnitees from and against any and all Losses, resulting from any third party claims (i) against the Indemnitees arising from any negligence or willful misconduct of any Tenant Parties or, (ii) against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, except to the extent attributable to the negligence or willful misconduct of Landlord, or its employees, agents, contractors, licensees or invitees (collectively, “Landlord Parties”), or (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed. Nothing in this Section shall be interpreted to make Tenant liable for any occurrence that is covered by any property insurance policy that this Lease requires Tenant or Landlord to obtain. Landlord shall give notice to Tenant of all claims against Landlord for which Tenant has an indemnification obligation; (a) Tenant shall have the right to assume the entire control of the defense thereof and Landlord shall cooperate therewith (b) not settle any such claims without the consent of Tenant; and (c) Landlord shall be defended by counsel designated by Tenant’s insurance carrier or reasonably chosen by Tenant. The provisions set forth in this Section 25.1 shall not be deemed to impose any indemnification obligations or liabilities for any Losses other than those directly related to the Premises or this Lease and, in no event, shall Tenant be liable to Landlord or anyone claiming through or under Landlord for consequential or punitive damages.

Section 25.2 Landlord’s Indemnity. Subject to the mutual waivers set forth in Section 11.2, Landlord shall indemnify, defend and hold harmless Tenant and Tenant Parties from and against all Losses incurred by Tenant arising from and to the extent attributable to the negligence or willful misconduct of, or breach of this Lease by, Landlord or any Landlord Parties and, in no event, shall Landlord be liable to Tenant or anyone claiming through or under Tenant for consequential or punitive damages.

Section 25.3 Defense and Settlement. If any claim, action or proceeding is made or brought against any Indemnitee, for which the provisions of Section 25.1 or 25.2 apply, then upon demand by an Indemnitee, Landlord or Tenant, as the case may be, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee’s name (if necessary), by attorneys approved by the Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed (attorneys for Tenant’s or Landlord’s insurer, as the case may be, shall be deemed approved for purposes of this Section 25.3). Notwithstanding the foregoing, an Indemnitee may retain, at its own expense, its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount available under Tenant’s liability insurance carried under Section 11.1 for such claim. If Landlord or Tenant, as the case may be, fails to diligently defend or if there is a legal conflict or other conflict of interest, then Landlord or Tenant, as the case may be, may retain separate counsel at the other party’s expense. Notwithstanding anything herein

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contained to the contrary, Landlord or Tenant, as the case may be, may direct the Indemnitee to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the Indemnitee, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by the indemnitor at the time such settlement is reached, (c) such settlement shall not require the Indemnitee to admit any liability, and (d) the Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding.

ARTICLE 26

MISCELLANEOUS

Section 26.1 Delivery. This Lease shall not constitute an offer and shall not bind the parties hereto in any manner whatsoever until (a) Tenant has duly executed and delivered duplicate counterparts to Landlord, and (b) Landlord has executed and delivered one fully executed counterpart to Tenant. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Section 26.2 Transfer of Real Property. Landlord’s obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer (collectively, a “Transfer”) by such Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Buildings, and in the event of any such Transfer, Landlord (and any such subsequent landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder arising from and after the date of Transfer, but only from and after the date that the transferee of Landlord’s interest (or that of such subsequent landlord) in the Buildings, shall have assumed in writing, in a document delivered to Tenant, all obligations under this Lease arising from and after the date of Transfer, and responsibility for any security deposit or letter of credit posted by Tenant under this Lease.

Section 26.3 Limitation on Liability. The liability of Landlord for Landlord’s obligations under this Lease shall be limited to Landlord’s interest in the Buildings and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the “Parties”) in seeking either to enforce Landlord’s obligations under this Lease or to satisfy a judgment for Landlord’s failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord’s obligations under this Lease.

Section 26.4 Entire Document. This Lease (including any Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Exhibits hereto, the terms and provisions of this Lease shall control.

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Section 26.5 Governing Law. This Lease shall be governed in all respects by the laws of the State of New York.

Section 26.6 Unenforceability. If any provision of this Lease, or its application to any person or entity or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other person or entity or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

Section 26.7 Lease Disputes. (a) Except as otherwise expressly provided that any dispute hereunder may be submitted for resolution by either party to arbitration, the parties agree that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of New York or the federal courts for the Southern District of New York and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court.

(b) To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease.

Section 26.8 Landlord’s Agent. Unless Landlord delivers notice to Tenant to the contrary, Landlord’s Agent is authorized to act as Landlord’s agent in connection with the performance of this Lease, and Tenant shall be entitled to rely upon correspondence received from Landlord’s Agent. Tenant acknowledges that Landlord’s Agent is acting solely as agent for Landlord in connection with the foregoing; and neither Landlord’s Agent nor any of its direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, or the Buildings.

Section 26.9 Estoppel. (a) Within fifteen (15) days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (a) stating the Commencement Date, the Rent Commencement Date and the Expiration

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Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional, Rent then payable, (c) stating whether or not, to Tenant’s knowledge, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (d) stating the amount of the security, if any, under this Lease, (e) stating whether there are any subleases or assignments affecting the Premises, (f) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (g) responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor, and customary to such statement. Tenant acknowledges that any statement delivered pursuant to this Section 26.10 (a) may be relied upon by any purchaser or owner of the Building, or all or any portion of Landlord’s interest in the Building, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

(b) Within fifteen (15) days following request from Tenant, Landlord shall, not more than two (2) times in any consecutive twelve (12) month period, deliver to Tenant a statement executed and acknowledged by Landlord, in form reasonably satisfactory to Tenant, (a) stating the Commencement Date, the Rent Commencement Date to this Section 26.10(b) may be relied upon by any prospective or actual, sublessee of any portion of the Premises or any assignee of this Lease, or permitted transferee or Successor Entity. and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional Rent then payable, (c) stating whether or not, to Landlord’s knowledge, Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults, (d) stating the amount of the security, if any, under this Lease, and (e) responding to any other matters reasonably requested by Tenant, and customary to such statement. Landlord acknowledges that any statement delivered pursuant

Section 26.10 Certain Interpretational Rules. For purposes of this Lease, whenever the words “include”, “includes”, or “including” are used, they shall be deemed to be followed by the words “without limitation” and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

Section 26.11 Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

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Section 26.12 Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together will constitute one and the same instrument. The signature page of any counterpart of this Lease may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart of this Lease identical thereto except having an additional signature page executed by the other party to this Lease attached thereto. Any counterpart of this Lease may be delivered via facsimile, email or other electronic transmission, and shall be legally binding upon the parties hereto to the same extent as originals.

Section 26.13 Survival. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease subject to the express limitation set forth in Section 7.4.

Section 26.14 Adjacent Excavation; Shoring. If construction shall be performed upon land adjacent to the Real Property, Tenant shall, upon reasonable prior notice, afford to the person or entity causing or authorized to cause such construction license to enter upon the Premises for the purpose of doing such work as such person or entity shall deem reasonably necessary to preserve the wall of the Building from injury or damage and to support the same. In connection with such license, Tenant shall have no right to claim any damages or indemnity against Landlord, or diminution or abatement of Rent, provided that Tenant shall continue to have access to the Premises and is capable of conducting its operations therein.

Section 26.15 No Development Rights. Tenant acknowledges that it has no rights to any development rights, air rights or comparable rights appurtenant to the Real Property and Tenant consents, without further consideration, to any utilization of such rights by Landlord. Tenant shall promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 26.15 shall be construed as an express waiver by Tenant of any interest Tenant may have as a “party in interest” (as such term is defined in Section 12-10 of Zoning Lot of the Zoning Resolution of the City of New York) in the Real Property.

Section 26.16 Prevailing Party. Notwithstanding anything to the contrary contained in this Lease, if either Landlord or Tenant institutes a suit against the other for violation of or to enforce any covenant, term or condition of this Lease, the prevailing party (as determined by a court of competent jurisdiction after final judgment) shall be entitled to reimbursement of all of its costs and expenses from the non-prevailing party, including, without limitation, reasonable attorneys’ fees.

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Section 26.17 Memorandum of Lease. Tenant shall not record this Lease, but may record a memorandum hereof in the form annexed hereto as Exhibit I.

Section 26.18 Sustainability Measures/LEED Certification. Landlord shall, at its sole cost and expense, use commercially reasonable efforts to obtain LEED certification for the Buildings. Irrespective of whether or not Landlord obtains LEED certification or any LEED rating, Landlord shall, at its cost and expense, perform the work set forth on Schedule “F” attached hereto. Furthermore, Landlord and Tenant shall cooperate with each other in efforts to obtain the points set forth on Schedule “F” annexed to so as to achieve a higher LEEDS rating for the Buildings.

ARTICLE 27

SECURITY

Section 27.1 Tenant shall, upon Tenant’s execution of this Lease, deliver to Landlord a clean, irrevocable and unconditional letter of credit (the “Letter of Credit”), in the amount stated in Article 1, as a security deposit for the performance by Tenant of the provisions of this Lease. It is expressly understood and agreed that the aforesaid security deposit is not an advance rental deposit and may not be applied to the last month’s minimum rent, nor is the security deposit a measure of Landlord’s damages in the event of Tenant’s default. Notwithstanding the foregoing, upon Tenant’s execution of this Lease, in lieu of the Letter of Credit, Tenant may deposit cash security with Landlord in an equivalent amount on a temporary basis until such time as Tenant has obtained the Letter of Credit. Tenant shall use commercially reasonable efforts to obtain the Letter of Credit as expeditiously as possible following the execution of this Lease, and contemporaneous with the delivery of same to Landlord, Landlord shall return the cash security to Tenant.

Section 27.2 The Letter of Credit shall:

(i) be in the form attached hereto as Exhibit “G” and made a part hereof.

(ii) be addressed to Landlord.

(iii) be issued in a form and substance acceptable to Landlord by a federally insured financial institution which is acceptable to Landlord in Landlord’s sole discretion, with minimum assets of Ten Billion Dollars ($10,000,000,000.00) (the “Minimum Assets”), with either a location in New York City where such letter of credit can be presented, or otherwise specifically provide that the letter of credit can be presented by facsimile. Landlord hereby approves Silicon Valley Bank as an issuing bank for the Letter of Credit.

(iv) be freely transferable without fee to Landlord or approval of the issuer, and Tenant shall: (x) cooperate with Landlord in obtaining an amendment or replacement of the Letter of Credit to reflect any such change in beneficiary under the Letter of Credit; and (y) pay the cost thereof to the extent the issuer charges for such change in beneficiary.

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(v) be for a term of one (1) year, subject to automatic one (1) year extensions so that the Letter of Credit is in effect until a date which is at least sixty (60) days after the scheduled Expiration Date, as same may be extended. Tenant shall, on or before the date which is thirty (30) days prior to the expiration of such Letter of Credit, deliver to Landlord a new Letter of Credit satisfying the foregoing requirements in lieu of the Letter of Credit then being held by Landlord. If the issuer of such existing or new Letter of Credit provides notice of its election to not renew such Letter of Credit for any additional period, Tenant shall be required to deliver a new Letter of Credit on or before the date which is thirty (30) days prior to the expiration of the term of the Letter of Credit then being held by Landlord. If neither a new Letter of Credit nor a renewal of the Letter of Credit is timely delivered to Landlord, then Landlord may (without prejudicing any other right or remedy available to Landlord) draw down the entire Letter of Credit and, until Tenant delivers to Landlord the new Letter of Credit as required by this Lease hold the drawn cash as a Security Deposit pursuant to this Lease.

(vi) be replaced by a new Letter of Credit if the issuing financial institution: (A) has assets which fall below the Minimum Assets; (B) enters into any form of regulatory or governmental proceeding, including, without limitation, any receivership instituted or commenced by the Federal Deposit Insurance Corporation (the “FDIC”); (C) is otherwise declared insolvent, is downgraded by the FDIC, or closes for any reason; (D) intentionally omitted; or (E) in any manner communicates (including, without limitation, communications sent by or on behalf of the FDIC) its unwillingness to honor the terms of the Letter of Credit. If Tenant fails to deliver to Landlord the replacement Letter of Credit within ten (10) Business Days following Landlord’s written demand for same, Landlord shall be entitled to draw down the entire Letter of Credit and, until Tenant delivers to Landlord the replacement Letter of Credit as required by this Lease, hold the drawn cash as a Security Deposit pursuant to this Lease.

(vii) Following a draw by Landlord under the Letter of Credit, at Landlord’s election: (A) be replaced by Tenant within fifteen (15) Business Days after written notice from Landlord by a new Letter of Credit in the Minimum Amount, in which event the Letter of Credit then held by Landlord shall be terminated; or (B) be augmented by Tenant within ten (10) Business Days after written notice from Landlord by an additional Letter of Credit in the amount of a partial draw (the “Additional Letter of Credit”) subject to the requirements set forth above, in which event the Letter of Credit then held by Landlord and Additional Letter of Credit shall both be held by Landlord. If Tenant is not able to furnish either of the foregoing within said ten (10) or fifteen (15) Business Day period, as the case may be, then Tenant may deposit a cash security in an equivalent amount pending obtaining such new Letter of Credit or Additional Letter of Credit, which Tenant shall continuously and diligently pursue.

Section 27.3 In the event Tenant defaults beyond the expiration of applicable notice and cure period in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Fixed Rent or Additional Rent,

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Landlord may apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend by reason of Tenant’s default hereunder. If Landlord applies or retains any part of the Security Deposit so deposited, Tenant, within five (5) Business Days of demand, shall deposit with Landlord the amount (i.e., which may be in cash pending obtaining a Letter or Credit or Additional Letter of Credit that Tenant shall continuously and diligently pursue) so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Lease Term. In addition to the foregoing, in the event of a termination of this Lease based upon the default of Tenant, or a rejection of this Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to retain the Security Deposit to cover the full amount of damages and other amounts due from Tenant to Landlord under this Lease. Any amounts so retained by Landlord shall, at Landlord’s election, be applied first to any unpaid rent and other charges that were due prior to the filing of the petition for protection under the Federal Bankruptcy Code. Tenant hereby covenants and agrees not to oppose, contest or otherwise interfere with any attempt by Landlord to draw down from said Letter of Credit (and/or Additional Letter of Credit) including, without limitation, by commencing an action seeking to enjoin or restrain Landlord from making such draw.

Section 27.4 In the event of a sale of the Building, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and, Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit; and Tenant agrees to look to the new Landlord solely for the return of said Security Deposit, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Section 27.5 Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the Letter of Credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

Section 27.6 The use of security, as provided in this Article, shall not be deemed or construed as a waiver of Tenant’s default or as a waiver of any other rights and remedies to which Landlord may be entitled under the provisions of this Lease by reason of such default, it being intended that Landlord’s rights to use the whole or any part of the security shall be in addition to but not in limitation of any such other rights and remedies; and Landlord may exercise any of such other rights and remedies independent of or in conjunction with its rights under this Article.

Section 27.7 Within sixty (60) days after the Expiration Date and the vacation of the Premises by Tenant and delivery of the Premises to Landlord in substantially the condition required hereunder, the Letter of Credit or such part thereof that has not been applied to cure any defaults, shall be returned to Tenant.

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Section 27.8 Tenant shall furnish to Landlord as soon as practicable after the end of Tenant’s fiscal year ending December 31, 2015, and in any event within one hundred and fifty (150) days thereafter, financial statements of Tenant, for such year, setting forth in such reasonable detail so that Landlord can readily confirm whether or not the Financial Test has been satisfied for the such fiscal year. If Tenant fails to satisfy the Financial Test for the fiscal year ending December 31, 2015, then the amount of security required to be maintained by Tenant hereunder shall be increased by an amount equal to Two Million Six Hundred Seventy Thousand Three Hundred Thirty and 00/100 ($2,670,330.00) Dollars (the “Increased Security Amount”) so that total security deposit hereunder shall total $8,010,991.00, and Tenant shall furnish Landlord with a replacement Letter of Credit (or an amendment to the existing Letter of Credit) within ten (10) Business Days following the date that it is determined that the Financial Test was not so satisfied. If at any time following an increase in the Letter of Credit required hereunder resulting from Tenant’s failure to satisfy the Financial Test, Tenant thereafter satisfies the Financial Test, then within ten (10) days following the date on which Tenant furnishes Landlord with Tenant’s financial statements evidencing that the Financial Test has been satisfied, the security required hereunder shall be reduced to the amount originally required hereunder (i.e., $5,340,661.00) for the remainder of the Term.

ARTICLE 28

OFAC

Neither a Sanctioned Person (as hereinafter defined) nor Sanctioned Entity (as hereinafter defined) will benefit directly or indirectly through this Lease. Landlord and Tenant each hereby respectively covenant and warrant that:

(i) it is not directly or indirectly controlled by a Sanctioned Entity or a Sanctioned Person.

(ii) it, nor any of its subsidiaries (a) is a Sanctioned Person, (b) has more than an insubstantial portion of its assets located in Sanctioned Entities, or (iii) derives more than an insubstantial portion of its operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Entities. OFAC means The Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”). “Sanctioned Entity” means: (a) an agency of the government of; (b) an organization directly or indirectly controlled by; or (c) a person resident in a country that is subject to a country sanctions program administered and enforced by OFAC described or referenced at OFAC’s website http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. “Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC available at or through OFAC’s web site http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.

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ARTICLE 29

ICAP

Section 29.1 (i) Landlord shall, at Landlord’s sole cost and expense, prepare and submit its application for the granting of the New York State Tax Law and the Administrative Code of the City of New York, the Industrial and Commercial Abatement Program (“ICAP”) tax benefits, at the earliest possible date that any such application may be submitted pursuant to the ICAP. Landlord has prior to the date hereof submitted its preliminary application for the ICAP to the appropriate governmental authority. Landlord shall apply for and use all commercially reasonable efforts to pursue the maximum tax abatement benefits available pursuant to the ICAP program over the longest period of time that is possible. In connection with the application process, Landlord shall, at Landlord’s sole cost and expense, hire or engage any and all experts or consultants reasonably needed to allow for the full and proper completion and submission of the ICAP application.

(ii) To the extent required by Landlord (with the parties hereby acknowledging that most if not all of the abatement attributable to the ICAP abatement program for the Building will be derived from the Work), Tenant shall, at no out-of-pocket expense to Tenant, cooperate with Landlord in good faith in connection with the preparation of the application for the ICAP Abatement, including supplying all available information related to Tenant to prepare the application or other forms required to be filed in order to obtain the benefit of the ICAP Abatement, and to execute and deliver all documents, instruments, applications or both forms which may be reasonably necessary in connection therewith.

(iii) Once the ICAP application has been submitted by Landlord, Landlord shall use all commercially reasonable efforts to pursue such application process and upon Tenant’s request shall keep Tenant reasonably informed throughout the process and shall promptly provide Tenant with copies of any mailings, notices or decisions received with respect to such process.

(iv) Once the ICAP Abatement shall have been obtained, and thereafter during the Term, Landlord and Tenant shall, in a diligent and timely manner, comply with all of their respective requirements with respect to maintaining and preserving the ICAP Abatement including Tenant furnishing Landlord with all required information necessary for Landlord to duly and timely file all necessary reports, statements and schedules required to maintain the ICAP Abatement in full force and effect. Nothing contained in this Article 29 shall obligate Tenant to take any action or file any report, statement or schedule with respect to the Work. Additionally, nothing contained in this Article 29 shall obligate Tenant to take any action or incur any expense beyond what is required of Tenant under and pursuant to the ICAP program so as to allow Landlord to provide required access to the Premises and submit required data and information known only to Tenant in order for Landlord to preserve and maintain the ICAP benefits.

(v) Throughout the term of the ICAP abatement neither Landlord nor Tenant shall knowingly engage in any act or conduct which will jeopardize or void the abatement.

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Notwithstanding anything to the contrary contained in this Article 29, in the event that Landlord and Tenant are, despite diligent and good faith efforts, unable to obtain the ICAP Abatement as provided herein on the initial attempt, this Lease shall nevertheless remain in full force and effect and the Landlord and Tenant shall continue to diligently and in good faith pursue the ICAP Abatement.

Section 29.2 (a) It is further understood and agreed that (in order to enable Landlord to comply with certain requirements of the ICAP Abatement):

Tenant (and/or its contractors and subcontractors) agrees to report to Landlord the nature of its business, the number of workers permanently engaged in employment in the Premises, the nature of each worker’s employment (i.e., job classification or job title) and the New York City residency of each worker (and the names and addresses of such residents if required by New York City for verification) and Tenant will require that a clause similar to this be contained in any sublease, passing to the benefit of Tenant and of Landlord, if any sublease of all or a portion of the Premises is made;

Tenant (and/or its contractors and subcontractors) shall cooperate with Landlord, and Tenant (and/or its contractors and subcontractors) will supply such information and comply with such reporting requirements as Landlord advises Tenant are reasonably necessary to comply with the ICAP Abatement to the extent relating to the Premises, including, but not limited to: (a) such information concerning subleases (including a rent roll with respect thereto); and (b) the filing of employment reports and other such forms with the Division of Labor Services. The parties will assist each other in connection with maintaining eligibility under the ICAP Abatement.

Tenant agrees to provide reasonable access to the Premises by employees and agents of the Department of Finance of the City of New York, the Division of Labor Services or any such other agency, at all reasonable times; and

Tenant shall not be required to pay taxes or charges which become due or otherwise relieve or indemnify Landlord from any personal liability arising under the Administrative Code of the City of New York, in either case because of the willful neglect or fraud by Landlord in connection with the obligations of Landlord with respect to the ICAP Abatement program, except where imposition of such taxes, charges or liability is occasioned by actions of Tenant in violation of this Lease or failure to meet its obligations with respect to the ICAP Abatement program.

This Lease is subject to the provisions of (i) Local Law 67 and the Rules and Regulations promulgated thereunder, which requires compliance with the Minority and Women Owned Business Enterprise Program by including at least three (3) NYC Certified Minority and/or Women Owned Businesses in each of their trade categories,

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and document all outreach and responses via the submission of the ICAP MWBE Compliance Report, and (ii) the provisions of Executive Order Nos. 50 (1980) and 100 (1986) and the Rules and Regulations promulgated thereunder, as the same may, from time to time, be amended. To the extent required, all Alterations (including, but not limited to, Tenant’s Initial Installations) must be done in strict compliance with ICAP and the filing of employment reports and other such forms with the Division of Labor Services. The parties will assist each other in connection with maintaining eligibility under ICAP.

ARTICLE 30

MUNICIPAL INCENTIVES

Landlord shall, at no cost or expense, cooperate with Tenant in obtaining any municipal incentives in connection with this Lease and the Premises that for which Tenant may qualify (collective “Benefits”) including the execution and filing of any documentation that may be required for the receipt of such Benefits and/or for any such Benefits to be paid by Landlord to Tenant, as hereinafter provided; provided that such Benefits shall have no adverse impact upon Landlord, the Premises, the Buildings and/or the Dumbo Heights Campus. Landlord further agrees that Tenant shall be entitled to one hundred percent (100%) of such Benefits that Landlord or the Premises shall receive, if any, solely as a result of Tenant’s use of the Premises or any Alterations performed by, or on behalf of Tenant (except for Landlord’s Base Building Work for which Landlord shall receive such Benefits), whether during the Term or prior thereto. Such cooperation by Landlord shall include, without limitation, the execution of any necessary or appropriate modification to this Lease, if and to the extent any such approval shall be required and shall not adversely affect any of the rights or benefits of Landlord or increase the obligations or liabilities of Landlord under this Lease (except to a de minimis administrative extent, Landlord hereby agreeing that the obligation to provide notices to the City or State of New York or to any such agency, utility or provider shall in and of itself constitute a de minimis obligation). Tenant agrees that to the extent that Landlord shall incur any reasonable out-of-pocket expense in connection with such cooperation (including, without limitation, reasonable legal and other professional fees and all reasonable costs incurred in obtaining State and City tax rulings regarding any such Benefits transaction), Tenant shall reimburse Landlord for such expense as Additional Rent hereunder. Notwithstanding anything to the contrary contained in this Article 30, in the event that Tenant is unable to obtain any Benefits, this Lease shall not be affected thereby and nevertheless remain in full force and effect.

ARTICLE 31

OPTIONS TO RENEW

Section 31.1 So long as Tenant is not then in monetary or material non-monetary default of any of the terms and conditions of this Lease on its part to be performed after notice and the expiration of any applicable cure period both at the commencement of a Renewal Term (as hereinafter defined) and at the time Tenant

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exercises its option for such Renewal Term, then any Permitted Tenant, at its option (a “Renewal Option”), shall have the right to extend the Expiration Date of this Lease as follows: (i) with respect to the Adams Street Premises only, (x) if a Permitted Tenant elects to renew the Term with respect to the Adams Street Premises only, for not less than five (5) contiguous full floors at the Adams Street Premises (of which not less than three (3) full floors are occupied by Permitted Tenant), provided such contiguous floors either begin with the 2nd floor or the 9th floor only, both at commencement of the Renewal Term(s) and at the time Tenant exercises such Renewal Option(s), Tenant shall then have the right to renew the Term with respect to the Adams Street Premises only, for two (2) additional consecutive periods of five (5) years each, (y) if a Permitted Tenant elects to renew the Term for less than five (5) contiguous full floors, but more than two (2) contiguous full floors at the Adams Street Premises (of which not less than two (2) full floors are occupied by Permitted Tenant), provided such contiguous full floors either begin with the 2nd floor or the 9th floor only, both at commencement of the Renewal Term and at the time Tenant exercises such Renewal Option, Tenant shall then have the right to renew the Term with respect to the Adams Street Premises only, for one (1) additional period of five (5) years, and (z) if Tenant desires to renew the Term with respect to the Adams Street Premises only, and the Permitted Tenant is in occupancy of two (2) or less full floors at the Adams Street Premises, both at the time that Tenant desires to exercise such Renewal Option and on the intended commencement of the Renewal Term, Tenant shall not then have a Renewal Option under this Section 31.1 with respect to the Adams Street Premises only, and (ii) with respect to the Prospect Street Premises only, provided Tenant shall have exercised a Renewal Option to renew the term of this Lease for at least the Initial Adams Street Premises, then Tenant shall have the right to renew the Term with respect to the Prospect Street Premises only, for two (2) additional consecutive periods of five (5) years each, (the additional leasing periods set forth in i[x] and [y] and (ii) each, a “Renewal Term”), commencing on: (i) the date immediate following the Expiration Date or the expiration date of a Renewal Term, as the case may be, through and including the date that is the five (5) year anniversary thereof, provided that, with respect to each of (i) and (ii), Tenant gives Landlord notice (a “Renewal Notice”) of its exercise of such option not less than eighteen (18) months prior to the Expiration Date or the expiration date of a Renewal Term, as the case may be, with TIME OF THE ESSENCE, which Renewal Notice shall be irrevocable; provided, that such period within which Tenant may exercise the Renewal Option shall be tolled during the duration of any cure period available to Tenant to remedy a monetary or material non-monetary default, if any, after notice. If Landlord does not receive Tenant’s Renewal Notice prior to such date(s), then Tenant shall have no further rights under this Article 31, and this Article 31 shall be of no further force or effect.

Section 31.2 Each Renewal Term shall be upon all of the same terms, covenants and conditions as are contained in this Lease, except as follows:

(i) Tenant shall have no further right to extend or renew the term of this Lease except as expressly provided in this Article 31.

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(ii) The Fixed Rent for a Renewal Term shall be an amount equal to the Fair Market Rental Value of the Premises for which Tenant desires to renew the Term, as of the date of the Renewal Notice. For purposes herein “Fair Market Rental Value for the upcoming Renewal Term for the Premises” shall mean the fair market rental value of the applicable Renewal Term for the applicable space based on comparable space for a comparable term in Comparable Buildings as of the date of the Renewal Notice, and shall take into account all relevant factors.

Section 31.3 Within fifteen (15) days immediately following the delivery of a Renewal Notice by Tenant, Landlord shall deliver to Tenant Landlord’s proposed Fair Market Rental Value for the upcoming Renewal Term for the Premises (“Landlord’s Response Notice”), which Landlord’s Response Notice shall include the computation of the Fair Market Rental Value for the upcoming Renewal Term for the Premises (“Landlord’s Proposal”), determined as of the date of Landlord’s Response Notice, determined either on a Net Rental Basis or Gross Rental Basis (as each such term is hereinafter defined), in Landlord’s sole discretion. For purposes of this Lease, (i) Gross Rental Basis shall mean the Fair Market Rental Value for the upcoming Renewal Term for the Premises, on a rentable square foot basis, in an amount equal to (i) the amount of the Fixed Rent and Additional Rent, payable by Tenant during the applicable Renewal Term, plus (ii) the amount of any free rent that Tenant is entitled to during the applicable Renewal Term, plus (iii) the amount of any tenant improvement allowance, which Tenant is entitled to during the applicable Renewal Term; on a per rentable per square foot basis (collectively, “Leasing Incentives”), and Net Rental Basis shall mean the Gross Rental Basis for the applicable Renewal Term, on a rentable square foot basis, less an amount equal to the Leasing Incentives amortized over the Renewal Term, on a rentable square foot basis, for the applicable Renewal Term.

Section 31.4 Within fifteen (15) days immediately following the date that Landlord delivers to Tenant Landlord’s Response Notice, TIME BEING OF THE ESSENCE, Tenant shall advise Landlord by written notice (“Tenant’s Response Notice”), if Tenant accepts Landlord’s proposed Fair Market Rental Value for the upcoming Renewal Term for the Premises set forth in Landlord’s Response Notice, or rejects Landlord’s proposed Fair Market Rental Value for the Upcoming Renewal Term for the Premises; in which case Tenant’s Response Notice shall include Tenant’s proposed Fair Market Rental Value for the upcoming Renewal Term for the Premises (“Tenant’s Proposal”), calculated as of the date of the Renewal Notice for the upcoming Renewal Term for the Premises, on the same basis as set forth in Landlord’s Response Notice (i.e., on a Net Rental Basis or on a Gross Rental Basis). Should Tenant fail to timely deliver Tenant’s Response Notice to Landlord as provided above, Tenant shall be deemed to not have accepted the terms contained in Landlord’s Response Notice. In the event Landlord’s Proposal and Tenant’s Proposal differ, and the parties fail to agree on the Fair Market Rental Value for the upcoming Renewal Term for the Premises, as of the date of the Renewal Notice, within the two hundred seventy (270) days immediately preceding the Expiration Date or the expiration date of the applicable Renewal Term, as the case may be (the “Renewal Term Negotiation Period”), then in such event, the Fair Market Rental Value for the upcoming Renewal Term for the Premises shall be determined by either Landlord or Tenant submitting such dispute to arbitration, which arbitration shall be conducted in the manner provided in Article 32, and the results of such arbitration shall be conclusive and binding on the parties.

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Section 31.5 If, for any reason the Fair Market Rental Value for a Renewal Term for the Premises shall not be determined prior to the commencement of such Renewal Term, Tenant, in the meantime, shall pay the monthly installments of Fixed Rent at the then rate payable in the last month of the term immediately preceding the commencement of such Renewal Term. If, the Fair Market Rental Value for a Renewal Term for the Premises as determined by arbitration shall be greater or less than such amount, then within twenty (20) Business Days immediately following the date of the arbitrators decision, the difference between the monthly installments for Fixed Rent actually paid and the monthly installments for Fixed Rent which should have been paid from the commencement of such Renewal Term shall be equitably adjusted and paid by Tenant to Landlord (or credited by Landlord towards Tenant’s future monthly installments of Fixed Rent), and thereafter Tenant shall pay the monthly installments of Fixed Rent at the new rate.

Section 31.6 Following the determination of Fair Market Rental Value for a Renewal Term for the Premises, Landlord and Tenant shall each execute an agreement amending this Lease to reflect the foregoing, but the provisions of this Article 31 shall be effective with respect to the applicable Renewal Term effective from the commencement of such Renewal Term, whether or not such an amendment is executed.

Section 31.7 The provisions of this Article 31 shall apply only to and may only be exercised by a Permitted Tenant.

ARTICLE 32

ARBITRATION

Section 32.1 If Landlord and Tenant shall dispute (i) the Fair Market Rental Value for a Renewal Term for the Premises pursuant to Article 31, then Landlord or Tenant shall submit such dispute together with their respective Proposal for resolution to a panel of three (3) arbitrators appointed in accordance the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules (the “AAA”), or (ii) if Landlord and Tenant shall dispute the Fair Market Rental Value of the 4th Floor Option Space pursuant to Article 33, then Landlord or Tenant shall submit such dispute together with their respective Proposal for resolution to the AAA, or (iii) if Landlord and Tenant shall dispute the ROFO Space Rental Value for the ROFO Space pursuant to Article 35, then, Landlord or Tenant shall submit such dispute together with their respective Proposal for resolution to the AAA. The arbitrators shall be qualified, disinterested and impartial, and shall have not less than then (10) years of experience in the Borough of Brooklyn, New York related to the leasing of commercial office space in Comparable Buildings, and the fees of the arbitrator shall be shared equally by Landlord and Tenant. Within fifteen (15) days immediately following the appointment of the

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arbitrators, Landlord and Tenant shall attend a hearing before the arbitrators at which hearing each party shall simultaneously submit such party’s previously delivered (or deemed delivered) Proposals. The arbitrators shall, within thirty (30) days immediately following such hearing and submission of evidence with respect to (1) the Fair Market Rental Value of a Renewal Term for the Premises, render their decision by selecting either: (a) the Fair Market Rental Value for the upcoming Renewal Term for the Premises set forth in the Proposal submitted by Landlord, or (b) the Fair Market Rental Value for the upcoming Renewal Term for the Premises set forth in the Proposal submitted by Tenant; which, in the judgment of the arbitrators, most nearly reflects the Fair Market Rental Value of the Premises for such Renewal Term for the Premises, and (2) the Fair Market Rental Value of the 4th Floor Option Space, render their decision by selecting either: (c) the Fair Market Rental Value of the 4th Floor Option Space set forth in the proposal submitted by Landlord, or (d) or the Fair Market Rental Value of the 4th Floor Option Space set forth in the proposal submitted by Tenant; which, in the judgment of the arbitrators, most nearly reflects the Fair Market Rental Value of the 4th Floor Option Space, and (3) the ROFO Space Rental Value, render their decision by selecting either: (e) the ROFO Space Rental Value set forth in the proposal submitted by Landlord, or (f) the ROFO Space Rental Value set forth in the proposal submitted by Tenant; which, in the judgment of the arbitrators, most nearly reflects the ROFO Space Rental Value. The arbitrators shall have no power or authority to select any Fair Market Rental Value for a Renewal Term for the Premises, or any Fair Market Rental Value of the 4th Floor Option Space, or any ROFO Space Rental Value, as the case may be, other than the Fair Market Rental Value for a Renewal Term for the Premises as set forth in the Proposal submitted by Landlord or Tenant Proposal, or any Fair Market Rental Value of the 4th Floor Option Space other than the Fair Market Rental Value of the 4th Floor Option Space as set forth in the Proposal submitted by Landlord or Tenant, or any ROFO Space Rental Value other than as set forth in the Proposal submitted by Landlord or Tenant, and the decision of the arbitrator shall be conclusive and binding on the parties. The term “Proposal” shall mean, Landlord’s or Tenant’s, as the case may be, determination of Fair Market Value, Fair Market Value of the 4th Floor Option Space and/or ROFO Space Rental Value (collectively, “FMV Determinations”), as the case may be, that is submitted to arbitration in accordance with this Section 32.1; it being understood and agreed that neither Landlord nor Tenant shall be bound by, nor shall any reference be made to, any prior submission to each other respecting the FMV Determinations. For example, and without limitation, with respect to the Fair Market Rental Value for a Renewal Term, Landlord’s Proposal as set forth in Section 31.3, and Tenant’s Proposal set forth in Section 31.4, shall be disregarded.

ARTICLE 33

OPTIONS TO EXPAND

Section 33.1 So long as Tenant is not then in monetary or material non-monetary default of any of the terms and conditions of this Lease on its part to be performed after notice and the expiration of any applicable cure period, is then in occupancy of at least five (5) full floors of the Premises, both on the 4th Floor Option Space Inclusion Date (as hereinafter defined) and on the date on which Landlord is to

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deliver 4th Floor Option Notice (as hereinafter defined), Permitted Tenant, shall have a one (1) time option to lease: (i) the entire 4th floor at the Prospect Street Building (the “4th Floor Option Space”), at any time between March 1, 2020 and March 1, 2022 (the “Delivery Window”) for a lease term which shall be coterminous with the Premises (the “4th Floor Expansion Option”). Landlord shall provide Tenant with twelve (12) months prior notice of the 4th Floor Expansion Space Inclusion Date (the “4th Floor Option Notice”), which 4th Floor Option Notice shall state: (i) The rentable square feet comprising the 4th Floor Option Space, (ii) Landlord’s reasonable estimation of the date that the 4th Floor Option Space will be available for Tenant’s occupancy (the “4th Floor Option Space Occupancy Date”), which date shall be within the Delivery Window, and (iii) Landlord’s reasonable determination of the fair market value rent for the 4th Floor Option Space prevailing as of the date of 4th Floor Option Notice (“Landlord’s 4th Floor Option Space Proposal”), which fair market value shall take into account the provisions of Section 33.2 (a) and (e) below (the “Fair Market Rental Value of the 4th Floor Option Space”). Tenant shall have thirty (30) days immediately following the date that Landlord delivers to Tenant the 4th Floor Option Notice, to exercise the 4th Floor Expansion Option for the 4th Floor Option Space, TIME BEING OF THE ESSENCE, by giving notice thereof to Landlord (“Tenant’s 4th Floor Option Space Acceptance Notice”), which notice shall include Tenant’s proposed determination of the minimum amount of the Fair Market Rental Value of the 4th Floor Option Space, as of the date of the 4th Floor Option Notice (“Tenant’s 4th Floor Option Space Proposal”). In the event Landlord and Tenant cannot agree upon the Fair Market Rental Value of the 4th Floor Option Space, determined as of the date of the 4th Floor Option Notice, within two hundred seventy (270) days immediately preceding the 4th Floor Option Space Inclusion Date (the “4th Floor Option Space Negotiation Period”), then in such event, the Fair Market Rental Value of the 4th Floor Option Space shall be determined by either Landlord or Tenant submitting such dispute together with both Landlord’s 4th Floor Option Space Proposal and Tenant’s 4th Floor Option Space Proposal to arbitration, which arbitration shall be conducted in the manner provided in Article 32, and the results of such arbitration shall be conclusive and binding on the parties. If for any reason such Fair Market Rental Value of the 4th Floor Option Space shall not be determined prior to the 4th Floor Option Space Inclusion Date (as hereinafter defined), from and after the 4th Floor Option Space Inclusion Date Tenant shall pay the monthly installments of Fixed Rent for the 4th Floor Option Space at the rate per square foot then payable by Tenant for the Premises hereunder. If the Fair Market Rental Value of the 4th Floor Option Space shall be greater or less than the amount paid by Tenant for the 4th Floor Option Space following the Option Space Inclusion Date, then within twenty (20) Business Days after the arbitrator’s decision, the difference between the monthly installments for Fixed Rent which was paid as compared to what should have been paid based on the arbitrator’s decision from the 4th Floor Option Space Inclusion Date shall be equitably adjusted and paid by Tenant to Landlord (or credited by Landlord towards Tenant’s future monthly installments of Fixed Rent and Additional Rent) and thereafter Tenant shall pay the monthly installments of the new Fixed Rent.

Section 33.2 Tenant shall take possession of the 4th Option Space and Landlord shall deliver possession thereof to Tenant on the later of the 4th Floor Option Space

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Occupancy Date and the actual date on which Landlord shall have delivered such 4th Floor Option Space to Tenant vacant and in broom clean condition (the “4th Floor Option Space Inclusion Date”). Promptly after the 4th Floor Option Space Inclusion Date, Landlord shall deliver to Tenant a Commencement Letter with respect to the 4th Floor Option Space, setting forth the 4th Floor Option Space Inclusion Date and the Expiration Date. From and after the 4th Floor Option Space Inclusion Date such 4th Floor Option Space shall automatically be deemed added to and made part of the Prospect Street Premises upon all of the terms, covenants and conditions as are contained in this Lease (except those which by their terms are no longer applicable), except as follows:

(a) Tenant agrees to accept possession of the 4th Floor Option Space in its then “As Is,” vacant and broom clean condition, and Landlord shall not be required to do any work therein to prepare the same for Tenant’s occupancy on, or prior to, the 4th Floor Option Space Inclusion Date, or to provide any Landlord Contribution in connection therewith. For purposes of clarification, Landlord and Tenant hereby agree that determination of the Fair Market Rental Value of the 4th Floor Option Space shall not take into account any tenant improvement allowance for such space, nor any offset right in connection any tenant improvement allowance for such space.

(b) Intentionally Omitted.

(c) In the Basic Lease Provisions (Article 1), with respect to the Option Space only, the term “Tenant’s Proportionate Share” for Taxes shall be the percentage that the rentable square feet of the 4th Floor Option Space bears to the agreed upon area of the Prospect Street Building.

(d) Tenant shall have right to proportionately increase the amount of condenser water delivered to the Prospect Street Premises, in accordance with the provisions of Section 10.9, based on the amount of rentable square feet in the 4th Floor Option Space to then rentable square footage of the Prospect Street Building.

(e) Tenant shall not be entitled to any Landlord Contribution or improvement allowances or rent concessions.

Section 33.3 If Landlord is unable to give Tenant possession of the 4th Floor Option Space on the 4th Floor Option Space Occupancy Date because of the holding-over of a tenant in such premises, Landlord shall not be subject to any liability for failure to give possession on the 4th Floor Option Space Occupancy Date, but the 4th Floor Option Space Inclusion Date shall not be deemed to have occurred for any purpose whatsoever until the date that Landlord shall actually deliver possession of the 4th Floor Option Space to Tenant in accordance with this Lease. In any event, Landlord shall promptly commence and diligently prosecute holdover proceedings or such other legal proceedings as may be required in order to obtain prompt possession of the 4th floor Option Space as promptly thereafter as may be practical. Notwithstanding anything to the contrary contained herein, if Landlord is unable to give possession of the 4th Floor Option Space to Tenant by the date that is eight (8) months after the 4th Floor Option

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Space Occupancy Date, then Tenant shall have the right to elect, by notice delivered to Landlord at any time prior to the date Landlord delivers possession of the 4th Floor Option Space to Tenant, to rescind Tenant’s 4th Floor Option Space Acceptance Notice, in which event such notice shall be rendered void ab initio and Tenant shall have no obligation to lease the 4th Floor Option Space pursuant to this Article 33.

Section 33.4 The provisions of this Article 33 shall apply only to and may only be exercised by a Permitted Tenant.

ARTICLE 34

INITIAL RIGHT OF FIRST OFFER FOR THE 2ND AND 3RD FLOOR SPACE AT THE PROSPECT STREET BUILDING

So long as Tenant is not then in monetary or material non-monetary default of any of the terms and conditions of this Lease on its part to be performed after notice and the expiration of any applicable cure period both on the date of the 2nd/3rd Floor Availability Notice and on the 2nd/3rd Floor Occupancy Date (as each such term is hereinafter defined), if at any time during the Term, as the same may be extended, Landlord receives an offer from an independent third party to lease a portion of the 2nd floor, or a portion of the 3rd floor, or the entire 2nd floor, or the entire 3rd floor, or the entire 2nd and the entire 3rd floor as single unit at the Prospect Street Building (the “2nd/ 3rd Floor Space”) prior to the initial leasing thereof, Landlord shall, within ten (10) Business Days from the date of its receipt of such offer, give notice (the “2nd/3rd Floor Availability Space Notice”) to Tenant that the 2nd/3rd Floor Space is available for lease by Tenant (the “Initial 2nd/3rd Floor Space Right of First Offer”). The 2nd/3rd Floor Availability Space Notice shall state (i) the number of rentable square feet comprising the 2nd/3rd Floor Space, which rentable square footage shall be calculated in the same manner that the rentable square footage of the Premises was calculated as of the date hereof, and (ii) the date that Landlord anticipates that the 2nd/3rd Floor Space shall be available for Tenant’s occupancy (the “2nd/3rd Floor Occupancy Date”), which 2nd/3rd Floor Occupancy Date shall not be less than thirty (30) days immediately following the date that the 2nd/3rd Floor Availability Space Notice was delivered to Tenant, and (iii) Landlord’s reasonable determination of the Fair Market Value Rent (as hereinafter defined) for the 2nd/3rd Floor Space, determined as of the date of the 2nd/3rd Floor Availability Space Notice, either on a Net Rental Basis or a Gross Rental Basis, in Landlord’s sole discretion. Tenant shall then have a one (1) time right (subject to the provisions of Article 35) to lease only the entire 2nd/3rd Floor Space which is the subject to the 2nd/3rd Floor Availability Space Notice, by giving Landlord notice of its election to do so (the “2nd/3rd Floor Exercise Notice”), within ten (10) Business Days from the date that Landlord delivers to Tenant the 2nd/3rd Floor Availability Notice, with TIME OF THE ESSENCE; provided, that such 10-Business Day period shall be tolled during the duration of any cure period available to Tenant to remedy a monetary or material non-monetary default, if any, after notice Tenant’s 2nd/3rd Floor Exercise Notice shall state that Tenant desires to lease the 2nd/3rd Floor Space in accordance with the terms and conditions set forth in the 2nd/3rd Floor Availability Notice including, without limitation, the Fair Market Value Rent for the 2nd Floor/3rd Floor Space set forth therein. In the event

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Landlord does not receive the 2nd/ 3rd Floor Exercise Notice within the foregoing ten (10) Business Day period, then Landlord may lease the 2nd/3rd Floor Space that was the subject of the 2nd/3rd Floor Availability Notice to any other party upon such terms and conditions as Landlord may desire in its sole discretion; it being understood and agreed that notwithstanding anything to the contrary contained herein, and by way of example, if the subject of the 2nd/3rd Floor Availability Notice consisted of only the 2nd floor, that Tenant’s option under this Article 34 would continue to apply to the 3rd floor. Notwithstanding anything to the contrary contained in this Article 34, no 2nd/3rd Floor Exercise Notice shall be effective and binding on Landlord if there are less than eighteen (18) months then remaining in the Term, as the same may be extended. Provided, however, if there are less than thirty-six (36) months, but more than eighteen (18) months, then remaining in the Term, as the same may be extended, then simultaneously with Tenant’s giving the 2nd/3rd Floor Exercise Notice, Tenant must simultaneously exercise the Renewal Option set forth in Section 31.1 (i)(x), (either, for the first five (5) year Renewal Term, or for the second five (5) year Renewal Term set forth in said subsection, if Tenant had previously exercised its option in said Section for the first five (5) year Renewal Term) for Tenant’s 2nd/3rd Floor Exercise Notice to be valid.

ARTICLE 35

RIGHT OF FIRST OFFER FOR THE 2ND, 3RD, 7TH, 8TH, 9TH AND 10TH FLOORS AT THE PROSPECT STREET BUILDING

Section 35.1 (a) So long as Tenant is not then in monetary or material non-monetary default of any of the terms and conditions of this Lease on its part to be performed after notice and the expiration of any applicable cure period, is then in occupancy of at least five (5) full floors of the Premises, both at on the date of the ROFO Space Availability Notice and on the ROFO Occupancy Date (as each such term is hereinafter defined), if at any time during the Term, as the same may be extended, Landlord anticipates that all or any portion of any of the 2nd, 3rd, 7th, 8th, 9th, or 10th floors at the Prospect Street Building, either as a single unit, or in full floor increments only (the “ROFO Space”), will become vacant and available for leasing, after the initial leasing thereof, but subject to the provisions of Subsection 35.1(b) below, Landlord shall then give Tenant notice (the “ROFO Space Availability Notice”), that such ROFO Space is available for lease by Tenant, and Tenant shall have an ongoing right to lease the ROFO Space (the “Right of First Offer”), provided that any ROFO Space that Tenant desires to lease pursuant to the Right of First Offer set forth in this Article 35 shall be in full floor increments only. Any ROFO Space Availability Notice shall state (i) the number of rentable square feet comprising the ROFO Space, which rentable square footage shall be calculated in the same manner that the rentable square footage of the Premises was calculated as of the date hereof, and (ii) the date that Landlord anticipates that the ROFO Space shall be available for Tenant’s occupancy (the “ROFO Space Occupancy Date”), which ROFO Space Occupancy Date shall not be less than sixty (60) days nor more than one-hundred eighty (180) days immediately following the date that the ROFO Space Availability Notice was delivered to Tenant, and (iii) Landlord’s reasonable determination of the ROFO Space Rental Value (as hereinafter

94

defined) (“Landlord’s ROFO Space Proposal”) determined as of the date of the ROFO Space Availability Notice, either on a Net Rental Basis or a Gross Rental basis, in Landlord’s sole discretion (the “ROFO Space Rental Value”). Tenant shall then have an going right to lease the ROFO Space, by giving Landlord notice (the “ROFO Exercise Notice”) of its election to do so, within twenty (20) Business Days immediately following the date that Landlord delivers to Tenant’s the ROFO Space Availability Notice, with TIME OF THE ESSENCE, which notice shall include Tenant’s proposed determination of the ROFO Space Rental Value if different than Landlord’s ROFO Space Proposal (“Tenant’s ROFO Space Proposal”). If Landlord does not receive the Tenant’s ROFO Space Exercise Notice within the foregoing twenty (20) Business Day period, then Tenant shall be deemed to have waived its rights to lease such ROFO Space in such instance, and Landlord may thereafter lease the ROFO Space to any other party upon such terms and conditions as Landlord may deem desirable, its sole discretion accordance with, and subject to, the terms and conditions contained in this Article 35, including Landlord’s obligation to re-offer said ROFO Space to Tenant when same may after the leasing of same to a third party become available for leasing; it being understood and agreed that Tenant Right of First Offer is ongoing. In the event Landlord and Tenant cannot agree upon the ROFO Space Rental Value, determined as of the date of the ROFO Space Availability Notice, within forty-five (45) days immediately following the date of the ROFO Space Availability Notice (the “ROFO Space Negotiation Period”), then the Fair Market Rental Value of the ROFO Space shall be determined by submission by either Landlord or Tenant, at any time following the expiration of the ROFO Space Negotiation Period, of both Landlord’s ROFO Space Proposal and Tenant’s ROFO Space Proposal to arbitration, which arbitration shall be conducted in the manner provided in Article 32, and the results of such arbitration shall be conclusive and binding on the parties. If for any reason such Fair Market Rental Value of the ROFO Space shall not be determined prior to the ROFO Space Inclusion Date (as hereinafter defined), from and after the ROFO Space Inclusion Date Tenant shall pay the monthly installments of Fixed Rent for the ROFO Space at the rate per square foot then payable by Tenant for the Premises hereunder. If the Fair Market Rental Value of the ROFO Space shall be greater or less than the amount paid by Tenant for the ROFO Space following the ROFO Space Inclusion Date, then within twenty (20) Business Days after the arbitrator’s decision, the difference between the monthly installments for Fixed Rent which was paid as compared to what should have been paid based on the arbitrator’s decision from the ROFO Space Inclusion Date shall be equitably adjusted and paid by Tenant to Landlord (or credited by Landlord towards Tenant’s future monthly installments of Fixed Rent and Additional Rent) and thereafter Tenant shall pay the monthly installments of the new Fixed Rent.

(b) Tenant’s rights under this Article 35 shall only be subject to the rights of any existing tenant(s) whose premises is then part of the ROFO Space to renew or extend the term of its lease (whether pursuant to an option set forth in such lease or otherwise).

Section 35.2 (a) Tenant shall take possession of the ROFO Space, and Landlord shall deliver possession thereof to Tenant on the later of the ROFO Space Occupancy Date and the actual date on which Landlord shall have delivered such

95

space to Tenant vacant (the “Effective Date”), and from and after the Effective Date the ROFO Space shall automatically be deemed added to and made part of the Premises upon all of the terms, covenants and conditions as are contained in this Lease (except those which by their terms are no longer applicable), except as follows: Tenant agrees to accept possession of the ROFO Space in its then “As Is” condition and Landlord shall not be required to do any work therein to prepare the same for Tenant’s occupancy.

(b) The amount of the Fixed Rent provided in the Basic Lease Terms shall be increased by the amount equal to the ROFO Space Rental Value. If for any reason the ROFO Space Rental Value shall not be determined prior to the Occupancy Date, Tenant, in the meantime, shall pay the monthly installments of Fixed Rent at the rate per square foot payable for Fixed Rent and said Additional Rent set forth in the ROFO Space Availability Notice. If the ROFO Space Rental Value shall be greater or less than the amount paid by Tenant for such space following the ROFO Space Occupancy Date, then within twenty (20) Business Days after the determination of the ROFO Space Rental Value, the difference between the monthly installments for Fixed Rent and Additional Rent which should have been paid from the ROFO Space Occupancy Date shall be equitably adjusted and paid by Tenant to Landlord (or credited by Landlord towards Tenant’s future monthly installments of Fixed Rent and Additional Rent) and thereafter Tenant shall pay the monthly installments of the new Fixed Rent.

(c) In the Basic Lease Terms, with respect to the ROFO Space only, the term (i) “Tenant’s Proportionate Share” for Taxes shall be the percentage that the number of the rentable square feet comprising the ROFO Space bears to the rentable square feet of comprising the Prospect Street Premises, and (ii) the “agreed area” of the Premises shall mean the number of rentable square feet comprising the ROFO Space.

Section 35.3 If Landlord is unable to give possession to Tenant of the ROFO Space on the ROFO Space Occupancy Date because of the holding-over of the tenant thereof, Landlord shall not be subject to any liability for failure to give possession on the ROFO Space Occupancy Date, but the ROFO Space Occupancy Date shall not be deemed to have occurred for any purpose whatsoever until the date that Landlord shall actually deliver possession of the ROFO Space to Tenant. In any event, Landlord shall promptly commence and diligently prosecute holdover proceedings or such other legal proceedings as may be required in order to obtain prompt possession of the ROFO Space as promptly thereafter as may be practical. Notwithstanding anything to the contrary contained herein, if Landlord is unable to give possession of the ROFO Space to Tenant by the date that is nine (9) months after the ROFO Space Occupancy Date, then Tenant shall have the right to elect, by notice delivered to Landlord at any time prior to the date Landlord delivers possession of the ROFO Space to Tenant, to rescind ROFO Exercise Notice, in which event such notice shall be rendered void ab initio and Tenant shall have no obligation to lease the ROFO Space pursuant to this Article 35, unless Tenant exercises a subsequent ROFO Exercise Notice with respect to such ROFO Space.

Section 35.4 Promptly after the ROFO Space Occupancy Date with respect to the ROFO Space, Landlord and Tenant shall execute an amendment of this Lease to

96

confirm (a) the Fixed Rent for such space, (b) Tenant’s Proportionate Share for Taxes for such space, (c) the Effective Date for the commencement of the term for such space, (d) the rentable square footage of such space, and (e) such other matters as either party may reasonably request, provided, however, that the failure of either party to execute such a writing shall not vitiate the determination of any of the foregoing matters in accordance with the provisions of this Article 35.

Section 35.5 Notwithstanding anything to the contrary contained in this Article 35, no Exercise Notice shall be effective and binding on Landlord if there are less than eighteen (18) months then remaining in the Term, as the same may be extended. Provided, however, if there are less than thirty-six (36) months but more than eighteen (18) months then remaining in the Term, as the same may be extended, then simultaneously with Tenant’s giving the Exercise Notice, Tenant must simultaneously exercise the Renewal Option set forth in Section 31.1 (i)(x), (either, for the first five [5] year Renewal Term, or for the second five (5) year Renewal Term set forth in said subsection, if Tenant had previously exercised the Renewal for the first five [5] year Renewal Term) for Tenant’s ROFO Space Exercise Notice to be valid.

Section 35.6 The provisions of this Article 35 shall apply only to and may only be exercised by a Permitted Tenant.

ARTICLE 36

TENANT’S SELF HELP RIGHTS

Section 36.1 To the extent not caused by Tenant or any of Tenant’s employees, agents, contractors or other third parties under Tenant’s control, if Landlord shall fail to maintain or make a material repair which is the obligation of Landlord under Section 6.1 above, and the same has or is reasonably and imminently expected to result in a material disruption to Tenant’s use and occupancy of the Premises and/or material damage to a material amount of Tenant’s Personal Property and/or injury to persons (any of the foregoing, a “Big Problem”), Tenant shall have the right to deliver written notice thereof to Landlord (the “Initial Repair Notice”); it is being understood and agreed that the reference herein to the term “imminent” shall mean not likely to occur until shortly after the end of the cure period granted to Landlord below. The Initial Repair Notice must specifically describe Landlord’s failure to so operate, maintain, repair or keep the Building in first-class condition as required in Section 6.1 above, and the Big Problem that has resulted or is imminent to occur and the action that is reasonably required of Landlord to satisfy the requirements of this Lease with respect to such failure. If, within seven (7) days (or in the case of an emergency, two (2) Business Days) immediately following Landlord’s receipt of the Initial Repair Notice, Landlord fails to cure or commence to cure the items specified in the Initial Repair Notice (and diligently pursue such cure thereafter), Tenant may deliver to Landlord a second such notice (“Reminder Repair Notice”). The Reminder Repair Notice must include a copy of the Initial Repair Notice and specify that Tenant will have the rights granted under this Article 36 if Landlord fails to cure or commence to cure the specified items within five (5) days of Landlord’s receipt of the Reminder Repair Notice. If Landlord fails to make

97

or commence to make (and diligently pursue to completion) the reasonably required repair or necessary action to remedy such condition within five (5) days immediately following the date that Landlord receives the Reminder Repair Notice (or in the case of an emergency, within two (2) Business Days following the date that Landlord receives the Initial Repair Notice), then Tenant may, subject to the terms of this Article 36, proceed to take the reasonably required action to remedy such condition with respect to the Premises only (solely on its own behalf and not as the agent of Landlord). Tenant may not take any actions under the terms of this Article 36 which alters or modifies the Buildings’ structure, Buildings’ Systems, Common Areas or exterior of the Buildings. Landlord shall reimburse Tenant for Tenant’s actual reasonable out-of-pocket costs and expenses in taking actions under this Article 36 within thirty (30) days immediately following the date that Landlord receives an invoice from Tenant setting forth a reasonably particularized breakdown of such costs and expenses together with reasonable evidence of payment of the same. If Landlord fails to pay such monies to Tenant within the foregoing thirty (30) day period, Tenant shall be entitled offset such amounts against the next installment(s) of Rent due and payable under this Lease and Tenant. Notwithstanding the foregoing to the contrary and prior to any such offset by Tenant, Landlord and Tenant shall be required to first have one meeting and discuss, in good faith, Landlord’s failure to timely pay such monies to Tenant, and if Landlord shall dispute (in its sole but good faith discretion) that it owes Tenant such monies, Tenant shall not be entitled to deduct such monies from the next monthly installment(s) Rent due and payable under this Lease unless and until such dispute is resolved (pursuant to arbitration in accordance with Article 32) in Tenant’s favor (and in such event such offset, if any, shall be in the amount so determined pursuant to such resolution). Tenant agrees to indemnify, defend and hold Landlord and Landlord’s Indemnitees harmless against any loss, liability or damage resulting from Tenant’s exercise of the self-help rights provided to Tenant in this Article 36.

(b) Notwithstanding anything to the contrary contained herein, the provisions of this Article 36 shall only apply from and after an Ownership Transfer. The term “Ownership Transfer” shall mean any sale that would result in the Kushner Companies or RFR Realty or any of their respective affiliates (each, a “Principal Entity”) ceasing to own, directly or indirectly, collectively or individually, at least a 50% interest in either (i) Landlord or (i) the Adams Street Building.

SIGNATURES APPEAR ON IMMEDIATELY FOLLOWING PAGE

98

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:	TENANT:

117 ADAMS OWNER LLC, a Delaware limited liability company	ETSY, INC., a Delaware corporation

By:	By:

Name:		Name:	Kristina Salen
Title:		Title:	Chief Financial Officer

55 PROSPECT OWNER LLC, A Delaware limited liability company

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed this Memorandum of Lease as of the      day of May, 2014.

LANDLORD:		TENANT:

117 ADAMS OWNER LLC, a Delaware limited liability company		ETSY, INC., a Delaware corporation

By:		By:

Name:	Sally Kittles	Name:	Kristina Salen
Title:	Vice President	Title:	Chief Financial Officer

55 PROSPECT OWNER LLC, a Delaware limited liability company

By:

Name:	Sally Kittles
Title:	Vice President

SCHEDULE “A”

FIXED RENT SCHEDULE*

Adam Street Premises (other than the Lobby Area Space and Storage Area Space)

Period	Per Annum	Per Month
Year 1**	$8,963,298.00	$746,941.50
Year 2	$9,030,522.74	$752,543.56
Year 3	$9,098,251.66	$758,187.64
Year 4	$9,166,488.54	$763,874.05
Year 5	$9,235,237.21	$769,603.10
Year 6	$10,134,436.49	$844,536.37
Year 7	$10,210,444.76	$850,870.40
Year 8	$10,287,023.10	$857,251.92
Year 9	$10,364,175.77	$863,681.31
Year 10	$10,441,907.09	$870,158.92

Storage Area Space

Period	Per Annum	Per Month
Year 1**	$65,408.00	$5,450.67
Year 2	$65,408.00	$5,450.67
Year 3	$65,408.00	$5,450.67
Year 4	$65,408.00	$5,450.67
Year 5	$65,408.00	$5,450.67
Year 6	$65,408.00	$5,450.67
Year 7	$65,408.00	$5,450.67
Year 8	$65,408.00	$5,450.67
Year 9	$65,408.00	$5,450.67
Year 10	$65,408.00	$5,450.67

Lobby Area Space

Period	Per Annum	Per Month
Year 1**	$221,616.00	$18,468.00
Year 2	$223,278.12	$18,606.51
Year 3	$224,952.71	$18,746.06
Year 4	$226,639.85	$18,886.65
Year 5	$228,339.65	$19,028.30
Year 6	$250,572.20	$20,881.02
Year 7	$252,451.49	$21,037.62
Year 8	$254,344.88	$21,195.41
Year 9	$256,252.46	$21,354.37
Year 10	$258,174.36	$21,514.53

Prospect Street Premises

Period	Per Annum	Per Month
Year 1***	$1,431,000.00	$119,250.00
Year 2	$1,441,732.50	$120,144.38
Year 3	$1,452,545.49	$121,045.46
Year 4	$1,463,439.58	$121,953.30
Year 5	$1,474,415.38	$122,867.95
Year 6	$1,617,973.50	$134,831.12
Year 7	$1,630,108.30	$135,842.36
Year 8	$1,642,334.11	$136,861.18
Year 9	$1,654,651.62	$137,887.63
Year 10	$1,667,061.50	$138,921.79

*	For purposes of clarification, (i) in lieu of Tenant’s payment of operating expenses or CAM hereunder, the foregoing amounts of annual Fixed Rent (other than with respect to the Storage Area Space) incorporates an increase in the annual Fixed Rent by an amount equal to 0.75% of the amount of annual Fixed Rent payable during the preceding lease year, beginning on the 1st anniversary of the Rent Commencement Date and on each successive anniversary thereof, on a compounded basis, and (ii) in the event the Adams Owner, LLC fails to enter into initial leases for at least 50% of the retail premises (the “117 Adams Retail Space Requirement”), in the aggregate, at the Adams Street Premises with tenant(s) that shall provide amenities (i.e., food) to Tenant on, or before, the Rent Commencement Date (subject to Unavoidable Delay or Tenant Delay), the annual Fixed Rent set forth above shall be reduce by an amount equal to 20% of the applicable annual Fixed Rent that would otherwise be payable, for the period commencing on the Rent Commencement Date until the date that the 117 Retail Space Requirement is satisfied.
**	Commencing on the Adams Street Premises Rent Commencement Date.
***	Commencing on the Prospect Street Premises Rent Commencement Date.

SCHEDULE “B”

List of Approved Contractors

Dumbo Heights Brooklyn, NY

BUILDING SUBCONTRACTOR LIST

GENERAL CONTRACTORS

Archstone Builders

***	***
***	***
***

Artisan Construction
***	***
***	***
***	***
***

Benchmark Builders
***	***
***	***
***

JRM CM
***	***
***	***
***
***

L&K Partners, Inc.
***	***
***	***
***	***
***

02050 DEMOLITION

All State Demolition	Steve Srnic
***	***
***	***
***
***

All Star Demolition	Michael Giordanella
***	***
***	***
***
***

Black Bull Builders LLC	Vasko Zadrima
***	***
***	***
***
***

J M Industries, Inc.	Jim Fauci
***	***
***	***
***
***

Liberty Contracting	Monir
***	***
***	***
***
***
***

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NY Industry Demolition	Jack Valenti
***	***
***	***
***
***

On Site Demo	Ganesh Suryavanshi
***	***
***	***
***
***

Riteway	Tushar or Talal
***	***
***	***
***
***
***
***

Silver	Willie
***
***
***
***

Skyline Dismantling	Kevin Fotiadis
***	***
***	***
***
***

Statewide Contracting Group	Mike Revello
Corp	***
***	***
***	***
***

Titan Demolition M/WBE	Carlo Casalino / Genny Rodriguez
***
***	***
***	***
***
***

Tri-State Dismantling Corp	James Gildea
***	***
***	***
***
***

Waldorf Carting	George Martin
***	***
***	***
***
***
***

World Class Demolition	Dennis Halpern
***
***
***
***

03000 CONCRETE

AM Marca Inc	Mike Mastroianni
***	***
***	***
***
***

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Apex Construction	John Otto
***	***
***	***
***
***
***
***

Ashnu International	Nayan Parikh
***	***
***	***
***
***

Bell Masons	Kevin
***
***
***

Bybrook	Noel
***
***
***

Casino Development	Robert DiSanza
***	***
***	***
***
***

Cobra Concrete	John Krpan
***	***
***	***
***
***
***

Colgate Restoration	Steve Marku
***	***
***	***
***
***

Concrete Industries One	Selman Yalcin
***	***
***	***
***
***

Euro-Build	Hector Virata
***	***
***	***
***	***
***
***

Grandline Construction	Naim Agolli
***	***
***	***
***
***

Malatesta Paladino	Carmine Malatesta
***	***
***	***
***
***

Manual Pereira
Manny P. Concrete Company	***
***	***
***	***
***

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Medway	Selman Yalcin
***	***
***	***
***	***
***

Melva Construction Corp	Peter
***	***
***	***
***	***
***

Melvin Construction	Peter/Jeremy
***	***
***	***
***
***
***

Profile Builders (Non-Union) /	Gary Birdie
Tangent (Union)	***
***	***
***	***
***	***

Gerry Hughes
Shelbourne Construction Corp	***
/ South Ferry Development	***
***	***
***	***
***	***

Solid Development Group	Eamon Loughran
***	***
***	***
***
***

04000 MASONRY

AM Marca Inc	Mike Mastroianni
***	***
***	***
***
***

Apex Construction	John Otto
***	***
***	***
***
***
***
***

Ashnu International	Nayan Parikh
***	***
***	***
***
***

Bell Masons	Kevin
***
***
***

Bybrook	Noel
***
***
***

4 of 36

Concrete Industries One	Selman Yalcin
***	***
***	***
***
***

Euro-Build	Hector Virata
***	***
***	***
***	***
***
***

Gibraltar Contracting	Martin Guzman
***	***
***	***
***

Grandline Construction	Naim Agolli
***	***
***	***
***
***

Hayden (Non Union) /	Craig Alper / Mark Dari
Hudson Valley (Union)	***
***	***
***	***
***
***

Malatesta Paladino	Carmine Malatesta
***	***
***	***
***
***

Melva Construction Corp	Peter
***	***
***	***
***
***

Melvin Construction	Peter / Jeremy
***	***
***	***
***
***
***

Profile Builders (Non-Union) /	Gary Birdie
Tangent (Union)	***
***	***
***	***
***	***

Riggs Construction	Michael Deriggs
***	***
***	***
***
***

Solid Development Group	Eamon Loughran
***	***
***	***
***
***

USG	Zina Estrina
***	***
***	***
***
***

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05120 STRUCTURAL STEEL

A&E Metal Products	Dony DiDonato
***	***
***	***
***
***

AGL Industries	Frank LoFaso
***	***
***	***
***
***

Burgess Steel	Stephanie
***	***
***	***
***
***

Canal Steel	Bob Saltar
***	***
***	***
***
***

Caribie Corporation	Linda J. Bautista
***	***
***	***
***
***

H&L Ironworks	Liam
***
***
***
***

Ironworks by YSL	Marat Lempert
***	***
***	***
***
***
***

JCR Steel Services	Howard
***
***
***
***

Koenig Iron Works	Raj (ext. ***)
***	***
***	***
***
***

Maspeth Welding	Jeff Anschlowar
***	***
***	***
***
***
***

Pecker Ironworks	Elliot Pecker
***	***
***	***
***
***

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SL Industries	Sharon Craddock
***	***
***	***
***
***

Summit Steel	Estimating
***	***
***	***
***	***
***

United Structural Works	Cormach O’Muirithe
***	***
***	***
***	***
***
***

Winnick Steel Inc	David
***	***
***	***
***
***
***

05700 ARCHITECTURAL METAL & GLASS

AM Architectural Metal Glass	Jer Harmon / Owend
Inc.	***
***	***
***	***
***

The Orchard Group NY	Chris Otterbine
***	***
***	***
***
***
***

Superior Metal & Glass	George
***
***
***
***

06200 MILLWORK

Cobra Contracting	Grant Kassap
***	***
***	***
***
***
***

De Jil Systems	Bruce Smith
***	***
***	***
***	***
***

Finnryan Millwork LLC	Sandra / Gino
***	***
***	***
***
***

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Four Daughters	Tom Jakubiek - Ext **
***	***
***	***
***
***

Highland Organization	Douglas
***
***
***
***

Mitchell’s Restoration	Mervyn Mitchell
Millwork	***
***	***
***	***
***

Modworxx	Joshua Barnett
***	***
***	***
***	***
***

Mortensen Woodwork	Peter Mielach
***	***
***	***
***	***
***

Napoleon Contracting (MMK	Alan resnick / Mike Koljenovic
Millwork)	***
***	***
***	***
***
***

Omega Construction	Davie Finnegan
***
***
***
***

Patella	Bob McMullen
***	***
***	***
***
***

Premier Woodcraft, Ltd.	Bob Ebner - Ext ***/***
***	***
***	***
***
***

Roche Construction	Pat Roche
***
***
***
***

Unique Woodworking Inc.	Rupert Gordon
***	***
***	***
***
***

07500 ROOFING / WATERPROOFING

Concord Restoration Inc	Dominic Fusco
***	***
***	***
***	***
***
***

8 of 36

D-Star Waterproofing	Anthony
***	***
***	***
***
***

Duraford Construction	Nimer Dewan
***	***
***	***
***
***

Amanda
Eagle One Roofing Contractors	***
***	***
***	***
***
***

Gibraltar Contracting	Martin Guzman
***	***
***	***
***

Gotham Waterproofing &	Kyle E. Stewart
Restoration	***
***	***
***	***
***
***
***

Hayden (Non Union) / Hudson	Craig Alper/Mark Dari
Valley (Union)	***
***	***
***	***
***
***

J&C Restoration	Juan Costa
***	***
***	***
***
***

KNS Building Restoration	Anthony Ballato
***	***
***	***
***
***
***

National Roofing Corp.	Sam Nirenberg
***	***
***	***
***
***

Osman Ltd.	Allen
***	***
***	***
***
***

Plescia Roofing	Allan
***	***
***	***
***
***

9 of 36

Seaview Construction Inc.	Estimating
***	***
***	***
***
***

USG	Zina Estrina
***	***
***	***
***
***

07800 FIREPROOFING

Melvin Construction	Peter/ Jeremy
***	***
***	***
***
***
***

P.A.L Environmental	Arick Domozick
***	***
***	***
***
***

Profile Builders (Non-Union) /	Gary Birdie
Tangent (Union)	***
***	***
***	***
***	***

Solid Development Group	Eamon Loughran
***	***
***	***
***
***

Zeus Construction Services	Frank Mihas / Steve
***	***
***	***
***
***
***

07840 FIRESTOPPING

Firestop Solutions	Kamil
***	***
***	***
***
***

Horizon Contracting	Mark Nunn
(Firestopping Division)	***
***	***
***	***
***

JLE, Inc.	Estimating
***	***
***	***
***	***

Premier Firestopping	John Morosco
***	***
***	***
***
***

10 of 36

Tri-State Fireproofing Inc.	Joseph Jacob
***	***
***	***
***	***
***

03100 HOLLOW METAL DOORS & FRAMES

DCI Metro	Alvin Duncan
***	***
***	***
***	***
***
***

Director Door Industries Ltd	Cheryl Fass
***	***
***	***
***
***

Door Stop LLC	Ronnie Napoli
***	***
***	***
***
***
***

Liberty Doorworks	Pam / Paul
***	***
***
***	***

***

M & D Door & Hardware	Rivky Kramer / Mendel Mandel
***	***
***	***
***	***
***	***
***

Secure Door & Hardware	Yana / Alex
***	***
***	***
***
***

Weinstein & Holtsman	Juan Murillo or Pat Ho
***	***
***	***
***
***
***

08330 COILING DOORS & GRILLES

AGP (Overhead Door)	Paul De Graaf
***	***
***	***
***
***

Atlantic Rolling Steel Door	Estimating
***	***
***	***
***
***

City-Gates	Vincent Greco
***	***
***	***
***
***

11 of 36

Global Overhead Doors	A Tome
***	***
***	***
***
***

Lombardi Door	James Hurley
***	***
***	***
***
***

Metro Door, Inc.	Salvatore Agostino or Jef Chevalier
***	***
***	***
***	***
***
***

Overhead Door Inc.	Jai
***	***
***	***
***
***

08500 WINDOWS

Certified Glass Corp	Estimating
***	***
***	***
***
***

City View Alterations	Robert Reyes
***	***
***	***
***
***

Crystal Windows Doors	Sales
***
***	***
***	***
***

Kilroy	Rich Green / Orlando Ojeda
***	***
***	***
***
***
***

Malmek Glass Contractor	Michael Simmons
***	***
***	***
***
***

Midtown Glass, Inc.	Steve
***	***
***	***
***
***

Skyline Window	Ken Kraus
***	***
***	***
***
***

12 of 36

Stealth Architectural Group	Sandra / George Mejia
***	***
***	***
***
***
***

08700 HARDWARE

DCI Metro	Alvin Duncan
***	***
***	***
***	***
***
***

Director Door Industries Ltd	Cheryl Fass
***	***
***	***
***
***

Door Stop LLC	Ronnie Napoli
***	***
***	***
***
***

Liberty Doorworks	Pam / Paul
***	***
***
***	***
***
***

M & D Door & Hardware	Rivky Kramer / Mendel Mandel
***	***
***	***
***	***
***	***
***

Secure Door & Hardware	Yana / Alex
***	***
***	***
***
***

Weinstein & Holtsman	Juan Murillo or Pat Ho
***	***
***	***
***
***
***

08800 GLASS / GLAZING

AAA Metal & Glass Inc.	Evan Feather
***	***
***	***
***
***
***

All County	Estimating
***	***
***	***
***

13 of 36

Apex Glass (Non Union) of	Dragan Milo
Infinity	***
***	***
***	***
***

Bobby’s Glass Co.	Robert Bovain
***	***
***
***	***
***

Certified Glass Corp	Estimating
***	***
***	***
***
***

Checker Glass Corp	Nick
***	***
***	***
***
***

Joe / Davis
Diversified Glass & Storefronts	***
***	***
***	***
***
***
***

Doorline Glass & Metal	Camilo Zambrano
***	***
***	***
***
***

Doortec Architectural Metal & Glass LLC	Mike
***
***	***
***	***
***
***

Empire Architectural Metal & Glass	Chris / Shoaib / Gary / Alex
***
***	***
***	***
***
***

Forma Glass	Xenia Morales
***	***
***	***
***
***

Franklin Glass	Estimating
***	***
***	***
***

Globe Gates	Liz Ferreira
***	***
***	***
***
***

Imperial Iron Works	Jamie Osorio
***	***
***	***
***
***

14 of 36

Malmek Glass Contractor	Michael Simmons
***	***
***	***
***
***

08870 GLAZING FILM

CGY, INC.	Edward Gunia
***	***
***	***
***
***

CHB Industries	Dan Venet
***	***
***	***
***	***
***

Metrosolar	Dale
***	***
***	***
***
***

09250 DRYWALL & CARPENTRY

Advanced Drywall Systems	James
***	***
***	***
***
***

Amick Construction	Alan McIntyre
***	***
***	***
***
***

Dan
Atlantic Drywall (Top Notch)	***
***	***
***	***
***

Attri Enterprises	Shri Attri
***	***
***	***
***
***

Castle
***
***
***
***

CIP Construction Group	Cadil Rodriquez
***	***
***	***
***
***

Capital Interiors	Benny Corso
***	***
***	***
***
***

15 of 36

Chelsea Development	Noel
***	***
***	***
***
***

CNP CARPENTRY	Eamon Timoney
***	***
***	***
***
***

Complete Contracting Inc.	Dave
***	***
***	***
***
***

Drywall Concepts	John Tasso
***	***
***
***	***
***

Kenneth Stubbolo
Dynamic Construction Services	***
***	***
***	***
***	***
***

Folor	John Dowling
***
***
***

Gotham Drywall	John Fitzpatrick
***	***
***	***
***	***
***

Gridco	Mick Williams
***
***
***

Hi-Lume Corporation	Bill Miller
***	***
***
***	***
***

Montec Interiors	Hetal
***	***
***	***
***
***

Nevco Contracting	Brien Brady / Sean Tierny
***	***
***	***
***
***
***

Pat O’Connor & Sons	Pat O’Connor
***
***
***
***

16 of 36

Premier Builders, LLC	James Murphy / Nick
***	***
***	***
***
***
***

RL Construction	Colin Barton
***	***
***	***
***
***

Signature Building Corp.	Ark Zeldin
***	***
***	***
***	***

Solid Development Group	Eamon Loughran
***	***
***	***
***
***

Vincent Cascone
Vincent Cascone Contracting /	***
Amazing Drywall	***
***	***
***	***

Washington Construction	Donston Edwards
***	***
***	***
***
***

Woodview Inteiors, Inc.	Maurice O’Connor
***	***
***	***
***
***

09300 CERAMIC AND MARBLE

Academic Stone Setters	John Palomba
(Restoration Specialty)	***
***	***
***	***
***

Alpstone / Urban	Haktan
***
***
***
***

Amadeus Tile	Christina
***	***
***	***
***
***

Austro Tile & Stone LLC	William Tamay
***	***
***	***
***	***
***

Baybrent Tile	Bill Scharf
***	***
***	***
***
***
***

17 of 36

Cathedral Marble & Stone	Sharon Amari
***	***
***	***
***
***

Emerald Tile & Marble	Aiden Corr
***
***	***
***	***
***	***
***

Interior Design Flooring	Ben Cohen / Matt
***	***
***	***
***
***
***

Monumental Marble	John Bartolone
***	***
***	***
***
***

Pro Design Inc.	Ron Truglio
***	***
***	***
***
***

ST-ONE	Bob
***
***
***
***

Quarry Tile Marble & Granite, Inc.	Adrienne Zeller
***
***	***
***	***
***
***

09540 LATHE & ACOUSTICS

Amick Construction	Alan McIntyre
***	***
***	***
***
***

Attri Enterprises	Shri Attri
***	***
***	***
***
***

CIP Construction Group	Cadil Rodriquez
***	***
***	***
***
***

Capital Interiors	Benny Corso
***	***
***	***
***
***

18 of 36

Chelsea Development	Noel
***	***
***	***
***
***

CNP Carpentry	Eamon Timoney
***	***
***	***
***
***

Complete Contracting Inc.	Dave
***	***
***	***
***
***

Kenneth Stubbolo
Dynamic Construction Services	***
***	***
***	***
***	***
***

Gotham Drywall	John Fitzpatrick
***	***
***	***
***	***
***

Hi-Lume Corporation	Bill Miller
***	***
***
***	***
***

Montec Interiors	Hetal
***	***
***	***
***
***

Nevco Contracting	Brien Brady / Sean Tierny
***	***
***	***
***
***
***

Premier Builders, LLC	James Murphy / Nick
***	***
***	***
***
***
***

RL Construction	Colin Barton
***	***
***	***
***
***

Signature Building Corp.	Ark Zeldin
***	***
***	***
***	***

19 of 36

Solid Development Group	Eamon Loughran
***	***
***	***
***
***

Vincent Cascone
Vincent Cascone Contracting /	***
Amazing Drywall	***
***	***
***	***

Washington Construction	Donston Edwards
***	***
***	***
***
***

09670 FLUID-APPLIED FLOORING

Advanced Epoxy Flooring	Danny Harmer
***	***
***	***
***
***

Asbestolith	Mike Huntington
***	***
***	***
***
***
***

Liquid Elements	Caitlin Smith / Sally Reis
***	***
***	***
***

09680 FLOORING & BASE

BC Exchange	Jon
***	***
***	***
***	***
***
***
***

Capitol Wood Floors	Brian J Sakosits
***
***
***
***

Carpet Resources, LTD.	Victor Maldonado
***
***
***
***

CIP Construction Group	Cadil Rodriquez
***	***
***	***
***
***

Frank Alesandro
Commercial Flooring Specialists	***
***	***
***	***
***

20 of 36

Corporate Floors	Peter O’Henlon
***	***
***	***
***
***

Country Carpet & Rug	Thomas Huber - Ext ****
***	***
***	***
***
***

D 9 Inc	Tom Dinger
***	***
***	***
***
***

Eastside Floors	Brian
***
***
***
***

Genesis Flooring	Robert Faulkner
***	***
***	***
***
***

GP Land & Carpet	Joel Abejar
***
***
***

Interior Design Flooring	Ben Cohen / Matt
***	***
***	***
***
***
***

J G T Contracting	Naftali Perez
***	***
***	***
***
***

JH Floors	Jemes Feraca
***	***
***	***
***
***

KBF Interior Designs	Kirk Kerry
***
***
***

Lane Floor Covering	Umberto Aponte
***	***
***	***
***	***
***

McEvoy Interiors Inc.	Paul
***
***
***
***

21 of 36

O’Connor Carpet	Estimating / Keith O’Connor
***	***
***	***
***
***

Pisos Flooring	Robledo E. Aybar
***	***
***	***
***
***

John Teresi
Shehardi Commercial Flooring	***
***	***
***	***
***

Spina Floor Covering, Inc	Estimating
***	***
***	***
***	***
***

Tipp Floor Covering, Inc.	Karen Bennett
***	***
***	***
***
***

Vak of Brooklyn	Owen Olivier
***	***
***	***
***
***

09900 PAINTING & WALL COVERING

711 NY Painting & Decorating Co.	Djozer / George / Yadira
***	***
***	***
***
***
***
***

Alpine Painting	Roy Katzman
***	***
***	***
***
***
***

CIP Construction Group	Cadil Rodriquez
***	***
***	***
***
***

Mark Taras
Changing Times Interiors, Inc	***
***	***
***	***
***	***

Choice of Color Inc.	Valmond Marlow
***	***
***	***
***
***

22 of 36

Con-Tec	John Constantino
***
***
***
***

Fine Painting	Greg Singh
***	***
***	***
***
***

Fresh Painting	Dino Prodromakis
***	***
***	***
***	***
***
***

Heleco Painting	Peter Silverstein
***	***
***	***
***
***

JM Corporate Painter	Maureen Murphy / Arini
***	***
***
***	***
***

NY Paint	Michael Steinmetz
***	***
***	***
***
***

On Point Finishing	Michael Ozzimo
***	***
***	***
***
***

PFI Painting Corp.	Peter F. Ianne
***	***
***	***
***	***
***
***

Plateau Painting	James Straface
***	***
***	***
***

PNC Painting	Carlos
***
***
***
***

Prestige Decorating	Sam Goldstein
***	***
***	***
***
***

RS Painting	Reginald Sweeney
***	***
***	***
***
***

23 of 36

RA Painting LLC	Egor Aranin / David Alcaras
***	***
***	***
***
***

Signature Painting (Allied	John Spanoudakis
Contracting II Corp)	***
***	***
***	***
***
***

The Daniel Mathews Group
***
***
***
***

10155 TOILET COMPARTMENTS

ABL	Barbara (Ext ***) / Chrissy (Ext ***)
***	***
***	***
***
***
***

Aliss (White Boards & Tack	Scott Stoler
Boards)	***
***	***
***	***
***

Danbar Supply LLC	Danielle Marshall
***	***
***	***
***
***

Yogesh Vyas
Division Ten Specialties (DTS)	***
***	***
***	***
***	***

Bob Hart
Knickerbocker Partition Corp	***
***	***
***	***
***

Metpar	Estimating
***	***
***	***
***
***

National Bath Works	Jeffrey Majewski
***	***
***	***
***
***

10400 SIGNAGE

Going Sign Co. Inc	Kevin Going
***	***
***	***
***
***

24 of 36

L M Signs	Paul Lorenzo
***	***
***	***
***
***

New Style Signs, Ltd	Ilan Aboody
***	***
***	***
***	***
***

Sign Engineers Inc	J.R.
***	***
***	***
***
***

Signs Unlimited Inc.	Alana Kaufman
***	***
***	***
***
***

10520 FIRE EXTINGUISHERS, CABINETS & ACCESSORIES

ABL	Barbara (Ext *** ) / Chrissy (Ext *** )
***	***
***	***
***
***
***

Aliss (White Boards & Tack	Scott Stoler
Boards)	***
***	***
***	***
***

CR Specialties Ltd	Stan Rothenberg
***	***
***	***
***
***

Danbar Supply LLC	Danielle Marshall
***	***
***	***
***
***

Division 10 Specs.	Jim
***	***
***	***
***	***
***

Yogesh Vyas
Division Ten Specialties (DTS)	***
***	***
***	***
***	***

11000 EQUIPMENT

H.O. Penn (Caterpillar	Bob Muir
Emergency Generators)	***
***	***
***	***
***

25 of 36

11160 LOADING DOCK EQUIPMENT

Loading Dock Inc.	Steve Petro
***	***
***	***
***
***

Mr. U. Dutton
New Jersey Door Works Inc.	***
***	***
***	***

The Jennings Company	M Jennings Jr.
***	***
***	***
***
***

Viccaro Equipment Corp	Estimating
***	***
***	***
***

14200 ELEVATORS

Nouveau Elevator	Don Speranza
***	***
***	***
***
***

Thyssen Krupp Elevators Co.,	John Zangakis
Inc.	***
***	***
***	***
***

15400 PLUMBING

Anesis
***
***
***

A Plus Installation	Steve / Dave
***	***
***	***
***
***
***
***

AM Warshaw	Michael Warshaw
***	***
***	***
***

C. James Plumbing Heating	Gloria/James
***	***
***	***
***
***

Casino Mechanical Corp	Tracey
***	***
***	***
***
***

26 of 36

Centrifugal Associates Group	Stephen Yager
LLC	***
***	***
***	***
***

Concept	Cathal
***
***
***
***

Crest Mechanical	Nate Breglio/Paul Breglio
***	***
***	***
***
***

Danton Plumbing	Douglas Matson
***	***
***	***
***
***

Domestic Plumbing Corp	Emidio Buono
***
***
***
***

Donato Plumbing	Sarah
***	***
***
***
***
***

Evergreen Mechanical	Maribel Ramirez
***	***
***	***
***
***

Estimating
Independent Mechanical Inc.	***
***	***
***	***
***

Leonard Richards
L. Richards Plumbing Heating	***
***	***
***
***	***

Lifetime Plumbing	Estimating
(formerly Solas Services)	***
***	***
***	***
***

Miller Plumbing & Heating	Jeff Miller
***	***
***	***
***
***

Peak Mechanical	George Leoutsakos/Amit
***	***
***
***
***
***

27 of 36

Pinnacle Plumbing	Alan Isaacs
***	***
***	***
***

Reliable Plumbing	Leon Vinokur
***	***
***	***
***
***

Robert Parchment
Robert Parchment Plumbing	***
***	***
***	***
***

Beata Jimenez, ext. ****
Varsity Plumbing Heating, Inc.	***
***	***
***
***

Tristate Plumbing Services	Marc Breslaw or Anthony Pena
***	***
***	***
***
***
***

15500 SPRINKLERS

A Plus Installation	Steve/Dave
***	***
***	***
***
***
***
***

Academy Fire Protection	Bud Walker
***	***
***	***
***
***

Howard Pasto
Acme Sprinkler (Non Union)	***
***	***
***	***
***

Active Fire Sprinkler	Barry
***	***
***	***
***	***
***

All State Sprinkler	Melonie Claudio
***	***
***	***
***
***

Anesis
***
***
***

ARCO Fire Protection	George Allen
***	***
***	***
***
***

28 of 36

C. James Plumbing Heating	Gloria/James
***	***
***	***
***
***

Casino Mechanical Corp	Tracey
***	***
***	***
***
***

Concept	Cathal
***
***
***
***

D & S Sprinkler Systems	Wazi
***
***
***
***

Estimating
Independent Mechanical Inc.	***
***	***
***	***
***

Lifetime Plumbing (Formerly	Estimating
Solas Services)	***
***	***
***	***
***

Metro Fire Protection	Angela Stiglianese
***	***
***	***
***
***

Reliable Plumbing	Leon Vinokur
***	***
***	***
***
***

TJ Piping Heating Sprinkler	Terrence Jackman
***	***
***	***
***
***

T.McGowan Fire Protection,	Torin McGowan
Inc,	***
***	***
***	***
***

Tristate Plumbing Services	Marc Breslaw or Anthony Pena
***	***
***	***
***
***
***

29 of 36

Zone Mechanical, LLC	Helena levas
***	***
***	***
***
***

15700 HVAC

Admore Air Conditioning	Vijay Birsdar
***	***
***	***
***
***

Alliance Mechanical Group	Peter Unrath
(AMG)	***
***	***
***	***
***

BP Mechanical	Anthony Marino
***	***
***	***
***
***
***
***

C. James Plumbing Heatin	Gloria James
***	***
***	***
***
***

Capital Cooling Systems	Michael Chen
***	***
***	***
***	***
***
***

Centrifugal Associates, Inc.	Stepehn J. Yager
***	***
***	***
***	***
***

Command HVAC	Regl Ballanca
***	***
***	***
***
***

Dan Yant Inc	Daniel Nyante
***	***
***	***
***
***

Eagle AC and Heating Inc	Andis Harasanl
***	***
***	***
***
***

EAS Mechanical	Ed Sotomayor
***	***
***	***
***
***

30 of 36

Emcor
***
***
***

Gotham Air	Ben
***	***
***	***
***
***

Henick Lane	Jesse
***	***
***	***
***
***

Iconic Mechanical	Christian Bezmalinovic
***	***
***	***
***
***

Irving Hasse	Frank Cooney
***
***
***

King Freeze	Betty
***	***
***	***
***	***
***
***

L&M
***
***
***
***

Main Mechanical	Neil
***	***
***	***
***

Midre Contracting Corp	Marco Mendez/Ronny Leon
***	***
***	***
***
***
***

MS Mechanical	Estimating
***	***
***	***
***
***

NU Way	Conor
***
***
***
***

Peak Mechanical	George Leoutsakos/Amit
***	***
***
***
***
***

31 of 36

React Industries	Christina/donna
***	***
***	***
***
***
***

Unified Air	Joe Porto/Roman Baytalsky
***	***
***	***
***
***
***

16000 ELECTRICAL

2G Electrical	Pat Gallagher
***
***
***
***

All State	Chris Hand
***
***
***

Blake Electric	Steven Kling
***	***
***	***
***
***
***

Cogen Electrical Services	David and Roman
***	***
***	***
***
***
***

D&D Electrical (Non Union of	Michelle Cornar
Crana Electric)	***
***	***
***	***
***

GT Electrical	Aziz
***
***
***
***

Horsepower Electric	Steve Penkower

***	***
***	***
***
***

Chez Degennaro
Innovative Electrical Services	***
***	***
***	***
***
***
***

Integrated Electronic	Anthony Bartolomeo
Solutions	***
***	***
***	***
***	***

32 of 36

JCF Electric	Bernadette Jeronimo
***	***
***	***
***
***

MC Electric	Shay
***
***
***
***

NY Electric	George Alatzelis
***
***
***

Patriot Electric	Michael Tek
***	***
***	***
***
***
***

PEC Electric	Bob Peterson
***	***
***	***
***
***

Pinnacle Electric	Michelle Molina
***	***
***	***
***
***

Static Electric Corp	Devon Chambers
***	***
***	***
***

Sure Power Electric	Edmond Atrachij
***	***
***	***
***
***

Team Electric	Roberto Logozio
***	***
***	***
***
***
***
***

Total Electric Construction	Michael Lipari
***	***
***	***
***
***

16500 ELECTRIC FIXTURES

Benfield Electric Supply	Barry Kestcmtaerg - Ext ****
***	***
***	***
***
***

Chelsea Lighting	Bobby Wasserman
***	***
***	***
***	***
***
***

33 of 36

Gotham Lighting	Estimating
***	***
***	***
***
***

Image Lighting	Matt McCarthy
***	***
***	***
***	***
***

New York Light Source Corp	Jamie
***	***
***	***
***	***
***

Sure Power Electric	Edmond Atrachij
***	***
***	***
***
***

Weltmann Lighting - MBE	Sinan Cinar / Brendan Woods
***	***
***	***
***	***
***

16601 SECURITY

Joseph Liguori
Access Control Technologies	***
***	***
***	***
***

Diebald Security	Philip DiMarco
***	***
***	***
***
***

Security by Design /	Rob DiMarco
Wireworks	***
***	***
***	***
***
***

16550 FIRE ALARMS

AFEC	Joe Rollo
***	***
***	***
***
***
***

Casey Systems	Susan Fibel
***	***
***	***
***

Cross Fire & Security Co, Inc	Gerard Kerrigan / Joe Scala
***	***
***	***
***
***

34 of 36

Edwards Systems	Michael Taino
***	***
***	***
***	***
***

Firecom Inc.	Haram Chelliah
***	***
***	***
***
***
***

Simplex Grinnell	Anthony Porpora
***	***
***	***
***
***
***

16700 TELE / DATA CABLING

Agility Cable	Frank Modica / Vince Connolly
***	***
***	***
***
***
***

BBH Solutions Inc.	Raymand Mackalonis - Ext ***
***	***
***	***
***
***

Blake Electric	Steven Kline
***	***
***	***
***
***
***

Cableworx	Brian
***
***
***
***

D&D Electrical (Non Union of	Michelle Comar
Crana Electric)	***
***	***
***	***
***

Security by Design /	Rob DiMarco
Wireworks	***
***	***
***	***
***
***

USIS: U.S. Information	Beth Gerofsky
Systems	***
***	***
***	***
***

Wireframe Solutions	Wes Terry
***	***
***	***
***	***
***

35 of 36

16900 CONTROLS

ABM Systems, Inc.	Alkesh Amin
(Automated Bldg. Mgmt.	***
Controls)	***
***	***
***	***

Admore Air Conditioning	Vihay Birador
***	***
***	***
***
***

Automatic Logic	Chris Beck
***	***
***	***
***
***

Richmar Controls	Rick Ekberg
***	***
***	***
***
***

Schneider Electric	Ron Posner
***	***
***	***
***
***

T M Bier	Estimating Dept
***	***
***	***
***
***

T S B A	S. Mannarino
***	***
***	***
***
***

Unified Air	Joe Porto / Roman Baytalsky
***	***
***	***
***
***
***

36 of 36

SCHEDULE “C”

HVAC DESIGN STANDARDS

Landlord shall provide interior space temperatures of 70 degrees F +/- 2 degrees that will be maintained during the heating seasons throughout the Premises without utilizing no interior heat load, one (1) person per 150 rentable square feet and outside dry bulb temperature of 13.0 degrees. Landlord shall provide base building air conditioning capable of maintaining space temperatures 74 degrees F +/- 2 degrees and 50% relative humidity with an interior heat load of 5.0 watts/rsf, no interior shading, one (1) person per 150 rentable square feet, and outside mean coincident temperatures of 90 degrees F dry bulb, 73 degrees F wet bulb. Minimum 78 degree F wb on the cooling tower.*

Landlord shall provide a minimum ventilation of 75 CFM of toilet exhaust per fixture within the bathrooms.

*	The foregoing HVAC Design Standards are subject to, and conditioned upon, Tenant’s compliance with provisions of Section 10.3 of this Lease.

SCHEDULE “D”

Copies of Current Certificate of Occupancy

B Form 54 (Rev. 8/82) 35M

THE CITY OF NEW YORK

DEPARTMENT OF BUILDINGS

CERTIFICATE OF OCCUPANCY Amended

BOROUGH BROOKLYN DATE: JUN 2 9 1984 NO. 222611

ZONING DISTRICT M1-6

This certificate supersedes C.O. No. 200340

THIS CERTIFIES that the new–altered–existing–building–premises located at 117/125 Adams Street Block 76 Lot 1

PERMISSIBLE USE AND OCCUPANCY

STORY	LIVE LOAD LBS PER SQ FT	MAXIMUM NO. OF PERSONS PERMITTED	ZONING DWELLING OR ROOMING UNITS	BUILDING CODE HABITABLE ROOMS	ZONING USE GROUP	BUILDING CODE OCCUPANCY GROUP	DESCRIPTION OF USE
First	On Ground	7			17	Comm.	Storage, Boiler Room, Engine Room, Garage, Trucking, Laundry
Second	250	30			17	Comm.	Factory, Office, Woodworking Shop, Paint Room, (Spray Booth), Storage
Third	300	30			17	Comm.	Factory, Storage, Bindery
Fourth	250	61			17	Comm.	Storage, Factory, Printing, Ink Room
Fifth	250	24			17	Comm.	Printing and Publishing, Storage, Ink Room
Sixth	250	50			17	Comm.	Factory, Printing, Office
Mezzanine	150	2			17	Comm.	Storage
Seventh	200	60			17	Comm.	Printing and Publishing, Storage
Eighth	200	88			17	Comm.	Printing and Publishing, Offices, Storage
Ninth	120	42			17	Comm.	Printing and Publishing, Offices, Storage

Performance Standards will be complied with for an M1-6 Zone.

TOTAL: Printing and Publishing Plant
Use Group 17

Old Code

OPEN SPACE USES ________________
(SPECIFY—PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

George E. Berger — BOROUGH SUPERINTENDENT

Charles M. Smith — COMMISSIONER

☐ ORIGINAL ☐ OFFICE COPY - DEPARTMENT OF BUILDINGS ☐ COPY

B Form 54 (Rev. [Illegible]
THE CITY OF NEW YORK
DEPARTMENT OF BUILDINGS
CERTIFICATE OF OCCUPANCY Amended
BOROUGH BROOKLYN DATE: JUN 29 1984 NO. 222611
This certificate [Illegible] C.O. No. 209340 ZONING DISTRICT [Illegible]
THIS CERTIFIES that the new-altered-existing-building-premises located at Block 76 Lot 1 117/125 [Illegible] Street
CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN
PERMISSIBLE USE AND OCCUPANCY
[Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] DESCRIPTION OF USE
First On Ground 7 17 [Illegible] Storage, [Illegible] Room, Engine Room, Garage, Trucking, Laundry
Second 250 30 17 [Illegible] Factory, Office, [Illegible], Paint Room, (Spray Booth), [Illegible]
Third 300 30 17 [Illegible] Factory, Storage, [Illegible]
Fourth 250 61 17 [Illegible] Storage, Factory, Printing, Ink Room
Fifth 250 24 17 [Illegible] Printing and Publishing, Storage, Ink Room
Sixth 250 50 17 [Illegible] Factory, Printing, Office [Illegible] 150 2 17 [Illegible] Storage
Seventh 200 60 17 [Illegible] Printing and Publishing, Storage
Eighth 200 88 17 [Illegible] Printing and Publishing, Offices, Storage Ninth 120 42 17 [Illegible] Printing and Publishing, Offices, Storage
[Illegible] Standards will be complied with for an [Illegible].
TOTAL: Printing [Illegible] Publishing Plant Use [Illegible] 17
[Illegible]
[Illegible] Certificate of Occupancy for parts of 4, 5, 6, 7, 8th and 9th floors.
OPEN SPACE USES
(SPECIFY [Illegible] SPACES LOADING [Illegible], OTHER USES, NONE)
NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS
A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED
THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE [Illegible]
BOROUGH SUPERINTENDENT COMMISSIONER
ORIGINAL [Illegible] COPY
[Illegible]

B Form 34 (Back) (Rev. 8/82)

222611

BEGINNING at a point on the South side of Prospect Street
distant 0' feet from the corner formed by the intersection of Prospect Street and Adams Street running thence Easterly 206.0 feet; thence Southerly 100.0 feet;
thence Westerly 206.0 feet; thence Northerly 100.0 feet;
thence feet; thence feet;
thence
to the point or place of beginning.

N.B. or ALT. No. Alt. 1533/74 DATE OF COMPLETION CONSTRUCTION CLASSIFICATION 1-Fireproof
BUILDING OCCUPANCY GROUP CLASSIFICATION Comm. HEIGHT 9 STORIES, 112.32 FEET

	YES	NO
AUTOMATIC SPRINKLER SYSTEM		

LIMITATIONS OR RESTRICTIONS:
BOARD OF STANDARDS AND APPEALS CAL. NO. ____
CITY PLANNING COMMISSION CAL. NO. ____
OTHERS:

B Form [Illegible]
222611
THAT THE ZONING LOT ON WHICH THE PREMISES IS LOCATED IS BOUNDED AS FOLLOWS:
BEGINNING at a point on the South side of Prospect Street
distant [Illegible] [Illegible] from the corner formed by the interaction of
and
running [Illegible] Prospect Street feet; thence Adams Street feet;
thence Easterly 206.0 feet; thence Southerly 100.0 feet;
thence Westerly 206. feet thence Northerly 100.0 feet
thence feet thence feet
to the point or place of beginning.
[Illegible] or ALT. No. Alt. 1533/74 DATE OF COMPLETION CONSTRUCTION CLASSIFICATION
BUILDING OCCUPANCY GROUP CLASSIFICATION [Illegible] HEIGHT 9 STORIES. 113.33 FEET 1-Fireproof
THE FOLLOWING FIRE DETECTION AND EXTINGUISHING SYSTEMS ARE REQUIRED AND WERE INSTALLED INCOMPLIANCE WITH APPLICABLE LAWS.
YES NO
YES NO
STANDPIPE SYSTEM
AUTOMATIC SPRINKLER SYSTEM
VARD HYDRANT SYSTEM
STANDPIPE FIRE TELEPHONE AND SIGNALLING SYSTEM
SMOKE DETECTOR
FIRE ALARM AND SIGNAL SYSTEM
STORM DRAINAGE DISCHARGES INTO:
A) STORM SEWER
B) COMBINED SEWER
C) PRIVATE SEWAGE DISPOSAL SYSTEM
SANITARY DRAINAGE DISCHARGES INTO:
A) SANITARY SEWER
B) COMBINED SEWER
C) PRIVATE SEWAGE DISPOSAL SYSTEM
LIMITATIONS OR RESTRICTIONS:
BOARD OF [Illegible] AND APPEALS CAL. NO.
CITY PLANNING COMMISSION CAL. NO.
OTHERS:

Certificate of Occupancy	Page 1 of 3
CO Number:	301598135F

This certifies that the premises described herein conforms substantially to the approved plans and specifications and to the requirements of all applicable laws, rules and regulations for the uses and occupancies specified. No change of use or occupancy shall be made unless a new Certificate of Occupancy is issued. This document or a copy shall be available for inspection at the building at all reasonable times.

A.	Borough:	Brooklyn		Block Number:	00063	Certificate Type:	Final

	Address:	55 PROSPECT STREET		Lot Number(s):	1	Effective Date:	03/16/2012

	Building Identification Number (BIN):		3000161

				Building Type:	Altered

For zoning lot metes & bounds, please see BISWeb.

B.	Construction classification:	1-B		(1968 Code)

	Building Occupancy Group classification:	D-1		(1968 Code)

	Multiple Dwelling Law Classification:	None

	No. of stories: 10	Height in feet:	129		No. of dwelling units:	0

C.	Fire Protection Equipment: Standpipe system, Fire alarm system

D.	Type and number of open spaces: Loading berths (6)

E.	This Certificate is issued with the following legal limitations: None

Borough Comments: None

Acting
Borough Commissioner	Commissioner

DOCUMENT CONTINUES ON NEXT PAGE

Certificate of Occupancy	Page 2 of 3
CO Number:	301598135F

Permissible Use and Occupancy

All Building Code occupancy group designations are 1968 designations, except RES, COM, or PUB which are 1938 Building Code occupancy group designations.

Floor From To	Maximum persons permitted	Live load lbs per sq. ft.	Building Code occupancy group	Dwelling or Rooming Units	Zoning use group	Description of use
CEL	70	OG	B-2 D-2 E		16	STORAGE, MECHANICAL ROOMS, SWITCHGEAR ROOM, BOILER ROOM, OFFICE.
CEL	3	OG	B-1		16	FUEL TANK STORAGE
001	235	250	B-2 D-2 F-1B		16	6 LOADING BERTHS, STORAGE, MECHANICAL & MEETING HALL
002	90	250	B-2 D-2 E		16	STORAGE, MAINTENANCE AREA, OFFICE
003	82	250	B-2		16	STORAGE
004	38	250	B-2 D-2		16	STORAGE, MECHANICAL ROOMS
004	132	250	F-3		16	EXTERCISE ROOMS
005	77	250	B-2 D-2		16	STORAGE & MECHANICAL EQUIPMENT ROOMS
006	89	250	B-1 D-2 E		16	LINEN AREA, LAUNDRY, & OFFICES
007	85	250	B-2 D-2 E		16	STORAGE, DRY CLEANING, OFFICES
008	19	250	E		16	OFFICES
008	70	250	A B-2 D-2		16	CHEMICAL STORAGE, STAGING AREA, GENERAL WORK AREA
009	10	250	E		16	OFFICES

Acting
Borough Commissioner	Commissioner

DOCUMENT CONTINUES ON NEXT PAGE

Certificate of Occupancy	Page 3 of 3
CO Number:	301598135F

Permissible Use and Occupancy

All Building Code occupancy group designations are 1968 designations, except RES, COM, or PUB which are 1938 Building Code occupancy group designations.

Floor From To	Maximum persons permitted	Live load lbs per sq. ft.	Building Code occupancy group	Dwelling or Rooming Units	Zoning use group	Description of use
009	78	250	A B-2 D-2		16	COMPRESSED GAS STORAGE, STAGING AREA, METAL SHOP
010	90	250	B-2 D-2 E		16	STAGING AREA, STORAGE, MACHINE SHOP, ELECTRICAL ROOM, & OFFICES
RO F	15	40	B-2 D-2		16	MECHANICAL ROOMS & STORAGE

END OF SECTION

Acting
Borough Commissioner	Commissioner

END OF DOCUMENT	301593135/000 3/16/2012 8:18 11 AM

SCHEDULE “E”

FORM OF CERTIFICATE OF INSURANCE

See Immediately Following Page

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY)

PRODUCER PRODUCER NAME PRODUCER ADDRESS	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC #
	INSURER A: CARRIER A
INSURED VENDOR NOME VENDOR ADDRESS	INSURER B:
	INSURER C:
	INSURER D:
	INSURER E:
	INSURER F:

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS-MADE [X] OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [X] PRO-JECT [ ] LOC	Y	Y	POLICY #	EFF DATE	EXP DATE	EACH OCCURRENCE	$ 2,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$ 2,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
A	AUTOMOBILE LIABILITY [X] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [X] HIRED AUTOS [X] NON-OWNED AUTOS	Y	Y	POLICY #	EFF DATE	EXP DATE	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
A	[X] UMBRELLA LIAB [X] OCCUR [ ] EXCESS LIAB [ ] CLAIMS-MADE DED RETENTION $	Y	Y	POLICY #	EFF DATE	EXP DATE	EACH OCCURRENCE	$ 10,000,000
							AGGREGATE	$
								$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? Y/N [ ] (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A	Y	POLICY #	EFF DATE	EXP DATE	[X] WC STATU-TORY LIMITS [ ] OTH-ER	
							E.L. EACH ACCIDENT	$ 500,000
							E.L. DISEASE - EA EMPLOYEE	$ 500,000
							E.L. DISEASE - POLICY LIMIT	$ 500,000
A	PROFESSIONAL LIABILITY (ERRORS & OMISSIONS)			POLICY #	EFF DATE	EXP DATE	$2,000,000	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

ACORD CERTIFICATE OF LIABILITY INSURANCE DATE (MM/DD/YYYY)
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED
REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.
IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
PRODUCER
PRODUCER NAME PRODUCER ADDRESS CONTACT NAME PHONE [ILLEGIBLE], No. Ext.: E-MAIL ADDRESS INSURES AFFORDING COVERAGE NAIC# INSURER A : CARRIER A INSURE VENDOR NAME VENDOR ADDRESS INSURER B : INSURER C : INSURED D : INSURED E INSURER F: COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES Of INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. ILLEGIBLE] TYPE OF INSURANCE
[ILLEGIBLE] POLICY NUMBER
POLICY EFF
(MM/DD/YYYY)
POLICY EXP (MM/DD/YYYY)
LIMITS A
GENERAL LIABILITY
Y Y
POLICY #
EFF DATE
EXP DATE
EACH OCCURRENCE
$2,000,000
COMMERCIAL GENERAL LIABILITY
DAMAGE TO RENTED PREMISES (Ex occurrence) $
CLAIMS-MADEOCCUR
MED EXP (Any one person) $
PERSONAL & ADV INJURY
$2,000,000 $
GENERAL AGGREGATE
$2,000,000
GEN’L AGGREGATE LIMIT APPLIES PER: POLICY PROJECT LOC
PRODUCTS-COMP/CP AGG
$2,000,000 $ A
AUTOMOBILE LIABILITY
H Y Y Y
POLICY#
EFF DATE
EXP DATE
$1,000,000
X X X ANY AUTO
BODILY INJURY (Per person) $
ALL OWNED AUTOS
HIRED AUTOS x
SCHEDULED
AUTOS
NON-OWNED AUTOS
BODILY INJURY (Per accident)
$ $ $ A X
UMBRELLA LIAB EXCESS LIAB
OCCUR CLAIMS-MADE
L Y
POLICY #
EFF DATE
EXP DATE
EACH OCCURRENCE
$10,000,000
AGGREGATE $
DED RETENTIONS $ A
WORKERS COMPENSATION
AND EMPLOYERS LIABILITY
ANY PROPRIETOR/PARTNER/EXECUTIVE
OFFICE/MEMBER EXCLUDED?
(Mandatory in [ILLEGIBLE])
If you describe under DESCRIPTION OF OPERATIONS BELOW N / A Y
POLICY#
EFF DATE
EXP DATE
X WC STATUTORY LIMITS OTHER
EL EACH ACCIDENT
$500,000
EL DISEASE-EA EMPLOYEE
$500,000
EL DISEASE-POLICY LIMIT
$500,000 A
PROFESSIONAL LIABILITY (ERRORS & OMISSIONS)
POLICY#
EFF DATE
CERTIFICATE HOLDER
CANCELLATION
INVESCO REAL ESTATE A DIVISION OF INVESCO ADVISERS, INC 13156 NOEL RD., SUITE 500 DALLAS TX 75240
SHOULD ANY Of THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF. NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE
EXP DATE
$2,000,000
DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 1st, Additional Remarks Schedule, if more space is required)
RE: PROJECT / LOCATION: WATCHTOWER, 175 PEARL ST., 117 ADAMS ST., 81 & 55 PROSPECT ST., 77 SANDS ST. BROOKLYN, NY 11201.
INCLUDED AS CERTIFICATE HOLDER: Aby Rosen, Michael Fuchs, Jared Kushner, 117 Adams Owner, LLC, 77 Sands Owner. LLC, 55 Prospect Owner, LLC, 81 Prospect Owner, LLC, 175 Pearl Owner, LLC, Dumbo WT Sub, LLC, Dumbo WT Venture LLC, IMRF Watchtower Manager. LLC. IMRF Watchtower Member, LLC, Dumbo Promote LLC, Watchtower Property Manager, LLC. Watchtower Construction Manager, LLC, Watchtower Leasing, LLC, RFR/K DUMBO LLC. RF DUMBO HOLDING LLC. KC DUMBO HOLDING LLC; Natixis Real Estate Capital LLC
© 1988-2010 ACORD CORPORATION. All rights reserved. ACORD 25 (2010/05)
The ACORD name and logo are registered marks of ACORD

SCHEDULE “F”

SUSTAINABILITY WORK

See Attached

To:	Robert Israel

From:	John An, CodeGreen

Date:	4 April 2014

RE:	117 ADAMS STREET, BROOKLYN, NY

2013-126_MEMO: ETSY FITOUT REQUIREMENTS TO ACHIEVE ADDITIONAL BASE BUILDING LEED CREDITS

In the major renovation of the existing building at 117 Adams Street, RFR is pursuing LEED 2009 Core and Shell certification. During a meeting on 3/28/2014 between RFR, Gensler, Etsy, VVA, and CodeGreen Solutions, the participants identified opportunities in which a collaborative approach to incorporating Etsy’s fitout intent and design into the base building tenant fitout requirements could help to augment the base buildings LEED Core and Shell certification efforts. In total, a collaborative effort could enable the base building to achieve 11-12 additional LEED points. Below is an explanation of the specific credits that could be achieved through a collaborative approach, and an explanation of what would be required of RFR and/or Etsy. The following pages shows the project’s LEED scorecard, identifying the in a column labeled “Etsy” these points.

Sustainable Sites

SSc4.2 Alternative Transportation – Bicycle Storage and Changing Rooms

RFR to dedicate a specified number of bicycle storage spaces (5% of peak occupancy) for Etsy’s use. Etsy to provide water efficient (1.5 GPM or lower) showering facilities to serve 0.5% of the FTE occupants. Etsy to provide tenant fitout scope of work / requirement that RFR will incorporate into the base building’s tenant fitout requirements.

SSc7.2 Heat Island Effect – Roof

Etsy to refinish 75% or more of the roof area with material/paint that has an Solar Reflectance Index of 78 or higher.

OR

Etsy to install vegetation for 50% or more of the roof area.

Water Efficiency

WEc3 Water Use Reduction

Etsy to install highly water-efficient plumbing fixtures (0.125 GPM urinals, 1.28 GPF or lower WC’s, 1.5 GPM or lower showerheads, 0.5 GPM lavatory faucets with 12 second timer, and 1 GPM or lower pantry faucets.) Etsy to provide tenant fitout scope of work / requirement that RFR will incorporate into the base building’s tenant fitout requirements.

Energy & Atmosphere

EAc1 Optimize Energy Performance*

Etsy to adopt policy of limiting installed lighting power density (LPD) that is 30-40% below the allowable values in ASHRAE 90.1-2007. Etsy to install daylight controls for all lighting within 15-20 feet of windows and under skylights (if applicable). Etsy to install occupancy controls for over 75% of the connected lighting load. Etsy to provide tenant fitout scope of work / requirement that RFR will incorporate into the base building’s tenant fitout requirements.

*	While these measures will help to improve the building’s energy performance, it is possible that these measures may not reduce energy consumption enough to achieve 1 additional point.

NEW YORK | CHICAGO | WASHINGTON, DC SAN FRANCISCO | LOS ANGELES	WWW.CODEGREENSOLUTIONS.COM 1.800.921.4262

Materials & Resources

MRc4 Recycled Content

Etsy to specify building materials throughout their fitout project that have high recycled content.

Etsy to provide tenant fitout scope of work / requirement that RFR will incorporate into the base building’s tenant fitout requirements.

MRc5 Regional Materials

Etsy to specify building materials throughout their fitout project that are extracted and manufactured within 500 miles of the project site.

Etsy to provide tenant fitout scope of work / requirement that RFR will incorporate into the base building’s tenant fitout requirements.

Indoor Environmental Quality

IEQc5 Indoor Chemical and Pollutant Source Control

RFR to confirm that mechanical system is capable of accommodating MERV 13 air filters for all return and outside air intakes. RFR to Incorporate IEQc5 requirements into tenant fitout requirements.

Etsy to incorporate either permanent walk-off grill or walk-off matts with maintenance contract at all building entrances. Matts must be a minimum 10’ in the direction of travel. Etsy to design fitout ventilation system for hazardous gas and chemical use areas (janitors closests, high-volume copy rooms, etc.) to have an exhaust rate of 0,5 CFM/sf, self-closing doors, and deck-to-deck partitions or hard-lid ceilings.

IEQc8.2 Daylight and Views — Views

Etsy to design a fully open-office workspace fitout, with partitions that are no higher than 42” tall. Etsy to provide view diagram and LEED documentation demonstrating that the fitout achieves views for 90% or more of the occupied space.

NEW YORK | CHICAGO | WASHINGTON, DC SAN FRANCISCO | LOS ANGELES	WWW.CODEGREENSOLUTIONS.COM 1.800.921.4262

CODEGREEN
Sustainability and Energy Management
LEED 2009 for Core and Shell Development DUMBO Heights—BLDG 1 Preliminary LEED Checklist
OVERALL POINT TOTAL
Rev: 31-Mar-14
Yes [ILLEGIBLE] ? No
47 12 7 56 Certified: 40-49 points Silver: 50-59 points Gold: 60-79 points Platinum: 80+ points 101
Yes
[ILLEGIBLE]
?
No
15
3
0
13
Sustainable sites
28 Points
Y
Prereq 1
Construction Activity Pollution Prevention
0
1
Credit 1
Site Selection
1
5
Credit 2
Development Density and Community Connectivity
5
1
Credit 3
Brownfield Redevelopment
1
6
Credit 4.1
Alternative Transportation—Public Transportation Access
6
2
2
Credit 4.2
Alternative Transportation-Bicycle Storage and Changing Rooms
2
3
Credit 4.3
Alternative Transportation—Low-Emitting and Fuel-Efficient Vehicles
3
2
Credit 4.4
Alternative Transportation—Parking Capacity
2
1
Credit 5.1
Site Development—Protect or Restore Habitat
1
1
Credit 5.2
Site Development—Maximize Open Space
1
1
Credit 6.1
Stormwater Design—Quantity Control
1
1
Credit 6.2
Stormwater Design—Quality Control
1
1
Credit 7.1
Heat Island Effect—Non-roof
1
1
1
Credit 7.2
Heat Island Effect—Roof
1
1
Credit 8
Light Pollution Reduction
1
1
Credit 9
Tenant Design and Construction Guidelines
1
Yes
[ILLEGIBLE]
?
No
0
4
0
10
WATER EFFICIENCY
10 Points
Y
Prereq 1
Water Use Reduction—20% Reduction
4
Credit 1
Water Efficient Landscaping
4
X
Reduce by 50%
2
X
No Potable Water Use or Irrigation
4
2
Credit 2
Innovative Wastewater Technologies
2
4
4
Credit 3
Water Use Reduction
4
X
Reduce by 30%
2
X
Reduce by 35%
3
X
Reduce by 40%
4
LEED 2009 for Core and Shell Development Project Checklist 1 of 3

Yes [ILLEGIBLE] ? No
13
1
0
24
ENERGY & ATMOSPHERE
37 Points
Y
Prereq 1
Fundamental Commissioning of Building Energy Systems
Prereq 2
Minimum Energy Performance
Y
Prereq 3
Fundamental Refrigerant Management
3
1
18
Credit 1
Optimize Energy Performance
21
X
Improve by 12% for New Buildings or 8% for Existing Building Renovations
3
X
Improve by 14% for New Buildings or 10% for Existing Building Renovations
4
X
Improve by 16% for New Buildings or 12% for Existing Building Renovations
5
X
Improve by 18% for New Buildings or 14% for Existing Building Renovations
6
X
Improve by 20% for New Buildings or 16% for Existing Building Renovations
7
X
Improve by 22% for New Buildings or 18% for Existing Building Renovations
8
X
Improve by 24% for New Buildings or 20% for Existing Building Renovations
9
X
Improve by 26% for New Buildings or 22% for Existing Building Renovations
10
X
Improve by 28% for New Buildings or 24% for Existing Building Renovations
11
X
Improve by 30% for New Buildings or 26% for Existing Building Renovations
12
X
Improve by 32% for New Buildings or 28% for Existing Building Renovations
13
X
Improve by 34% for New Buildings or 30% for Existing Building Renovations
14
X
Improve by 36% for New Buildings or 32% for Existing Building Renovations
15
X
Improve by 38% for New Buildings or 34% for Existing Building Renovations
16
X
Improve by 40% for New Buildings or 36% for Existing Building Renovations
17
X
Improve by 42% for New Buildings or 38% for Existing Building Renovations
18
X
Improve by 44% for New Buildings or 40% for Existing Building Renovations
19
X
Improve by 46% for New Buildings or 42% for Existing Building Renovations
20
X
Improve by 48%+ for New Buildings or 44%+ for Existing Building Renovations
21
4
Credit 2
On-Site Renewable Energy
4
2
Credit 3
Enhanced Commissioning
2
2
Credit 4
Enhanced Refrigerant Management
2
3
Credit 5.1
Measurement and Verification—Base Building
3
3
Credit 5.2
Measurement and Verification—Tenant Submetering
3
2
Credit 6
Green Power
2
Yes
[ILLEGIBLE]
?
No
7
2
5
1
MATERIALS & RESOURCES
13 points
Y
Prereq 1
Storage and Collection of Recyclables
5
Credit 1
Building Reuse—Maintain Existing Walls, Floors, and Roof
5
X
Reuse 25%
1
X
Reuse 33%
2
X
Reuse 42%
3
X
Reuse 50%
4
X
Reuse 75%
5
2
Credit 2
Construction Waste Management
2
X
50% Recycled or Salvaged
1
X
75% Recycled or Salvaged
2
1
Credit 3
Materials Reuse
1
1
2
Credit 4
Recycled Content
2
X
10% of Content
1
X
20% of Content
2
1
2
Credit 5
Regional Materials
2
x
10% of Materials
1
X
20% of Materials
2
1
Credit 6
Certified Wood
1
LEED 2009 for Core and Shell Development Project Checklist 2 of 3

7 2 0 5 INDOOR ENVIRONMENTAL QUALITY 12 Points
Y Prereq 1 Minimum Indoor Air Quality Performance
Y Prereq 2 Environmental Tobacco Smoke (ETS) Control
1 Credit 1 Outdoor Air Delivery Monitoring 1
1 Credit 2 Increased Ventilation 1
1 Credit 3 Construction Indoor Air Quality Management Plan—During Construction 1
1 Credit 4.1 Low-Emitting Materials—Adhesives and Sealants 1
1 Credit 4.2 Low-Emitting Materials—Paints and Coatings 1
1 Credit 4.3 Low-Emitting Materials—Flooring Systems 1
1 Credit 4.4 Low-Emitting Materials—Composite Wood and Agrifiber Products 1
1 1 Credit 5 Indoor Chemical and Pollutant Source Control 1
1 Credit 6 Controllability of Systems—Thermal Comfort 1
1 Credit 7 Thermal Comfort—Design 1
1 Credit 8.1 Daylight and Views—Daylight 1
1 1 Credit 8.2 Daylight and Views—Views 1
Yes [ILLEGIBLE] ? No
4 0 2 0 INNOVATION AND DESIGN PROCESS 6 Points
1 Credit 1.1 Innovation in Design: Exceed SSc4.1 1
1 Credit 1.2 Innovation in Design: Exceed SSc2 1
1 Credit 1.3 Innovation in Design: Exceed EAc6 (70% Green Power Purchase) 1
1 Credit 1.4 Innovation in Design: Cooling Tower Chemical Management Program 1
1 Credit 1.5 Innovation in Design: Green Cleaning Policy and Program 1
1 Credit 2 LEED Accredited Professional 1
Yes [ILLEGIBLE] ? No
1 0 0 3 REGIONAL PRIORITY 4 Points
1 Credit 1.1 Regional Priority: MRc1 - 75% Reuse 1
1 Credit 1.2 Regional Priority: SSc6.1 1
1 Credit 1.3 Regional Priority: SSc5.1 1
1 Credit 1.4 Regional Priority: WEc2 1
47 12 7 56 Certified: 40-49 points Silver: 50-59 points Gold: 60-79 points Platinum: 80+ points 110
LEED 2009 for Core and Shell Development Project Checklist 3 of 3

SCHEDULE “G”

USEABLE SQUARE FOOTAGE

117 Adams Street
Floor	Rentable Square Feet	Useable Square Feet
Entire 9th	10,600	7,738
Entire 8th	21,498	15,693
Entire 7th	21,401	15,623
Entire 6th	21,515	15,706
Entire 5th	22,044	16,092
Entire 4th	26,496	19,342
Entire 3rd	26,506	19,349
Partial 2nd	15,927	11,623
Ground	6,148	4,488

Total SF	172,135	125,654

55 Prospect Street
Floor	Rentable Square Feet	Useable Square Feet
Entire 6th	26,500	19,345

Total SF	26,500	19,345

EXHIBIT “A”

FLOOR PLANS OF THE PREMISES

The floor plans that follow are intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET

DUMBO HEIGHTS

MAY 7, 2014

BUILDING #1 - 2ND FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET
ELEV 1
ELEV 2
ELEV 3
ELEV 4
MECHANICAL ROOM
ELECTRICAL CLOSET

DUMBO HEIGHTS

MAY 7, 2014

BUILDING #1 - 3RD FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET

DUMBO HEIGHTS

MAY 7, 2014

BUILDING #1 - 4TH FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET

DUMBO HEIGHTS

MAY 7, 2014

5th FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET

DUMBO HEIGHTS

MAY 7, 2014

6th FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET

DUMBO HEIGHTS

MAY 7, 2014

7th FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET
ELEV 4
ELEV 2
ELEV 3

DUMBO HEIGHTS

MAY 7, 2014

8th FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

PROSPECT STREET
ADAMS STREET
PEARL STREET
SANDS STREET
ELEV 2

DUMBO HEIGHTS

MAY 7, 2014

9th FLOOR PLAN

117 ADAMS STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

ADAMS STREET
PEARL STREET
PROSPECT STREET
ELEV 1
ELEV 2
ELEV 3
ELEV 4
BLDG 1
117 ADAMS STREET

DUMBO HEIGHTS

MAY 7, 2014

6th FLOOR PLAN

55 PROSECT STREET
BROOKLYN, NY

SCALE: 1/16" = 1'-0"

spectorgroup

EXHIBIT “B”

DEFINITIONS

Additional Rent: Except as otherwise expressly provided in this Lease, all sums other than Fixed Rent due and payable by Tenant to Landlord under this Lease, which shall be paid to Landlord within five (5) days immediately following delivery of an invoice therefore.

Affiliate: Any person or entity which controls, or is under common control with, or which is controlled by, the person or entity in question. For the purposes hereof, “control” shall be deemed to mean ownership of not less than 50% of all of the beneficial interests of such entity and the ability to direct the management thereof.

Base Rate: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its “base rate” (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its “base rate”).

Building Systems: The mechanical, electrical, plumbing, sanitary, sprinkler (including vertical standpipes), heating, ventilation air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to the point of connection of localized distribution to the Premises (excluding, however, supplemental HVAC systems of tenants, sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panel boards, etc. for provision of such services to the Premises).

Business Days: All days, excluding Saturdays, Sundays and Observed Holidays.

Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended.

Common Areas: The lobby and sidewalk areas and other similar areas of general access and the areas on individual multi-tenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises.

Comparable Buildings: Class A office buildings in midtown-south Manhattan that are of comparable age and quality to the Building.

Deficiency: The difference between (a) the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term, and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of the Lease for any part of such period (after first deducting from such rents all expenses reasonably incurred by Landlord in connection with the termination of this Lease, Landlord’s re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys’ fees and disbursements, and alteration costs).

Financial Test: shall mean, as of the applicable date of determination, that Tenant has (i) achieved annual earnings before income taxes, depreciation and amortization (EBITDA) in an amount not less than Twenty-Three Million and 00/100 ($23,000,000.00) Dollars, and (ii) Unrestricted Cash and Cash Equivalents in amount not less than Fifty-Five Million and 00/100 ($55,000,000.00) Dollars.

Fixed Tax Escalations: shall mean: (i) for the Tax Year ending June 30, 2018, One Hundred Three Thousand Two Hundred Eighty-One and 00/100 ($103,281.00) Dollars, (ii) for the Tax Year ending June 30, 2019, Two Hundred Six Thousand Five Hundred Sixty-Two and 00/100 ($206,562.00) Dollars, (iii) for the Tax Year ending June 30, 2020, Three Hundred Nine Thousand Eight Hundred Forty Three and 00/100 ($309,843.00) Dollars, (iv) for the Tax Year ending June 30, 2021, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, (v) for the Tax Year ending June 30, 2022, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, (vi) for the Tax Year ending June 30, 2023, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, (vii) for the Tax Year ending June 30, 2024, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, (viii) for the Tax Year ending June 30, 2025, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, and (ix) for the Tax Year ending June 30, 2026, Four Hundred Thirteen Thousand One Hundred Twenty-Four and 00/100 ($413,124.00) Dollars, such amounts being subject to proration pursuant to Section 7.5 hereof.

Free Rent Credits: shall mean collectively, the Additional Rent Credit and the Additional 5th Floor Rent Abatement.

Governmental Authority: The United States of America, the City of New York, County of New York, or State of New York, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Building.

Hazardous Materials: Any substances, materials or wastes currently or in the future deemed or defined in any Requirement as “hazardous substances,” “toxic substances,” “contaminants,” “pollutants” or words of similar import.

HVAC System: The Building System designed to provide heating, ventilation and air conditioning.

Indemnitees: Landlord, Landlord’s Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives.

Lessor: A lessor under a Superior Lease.

Losses: Any and all actual losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all reasonable and actual costs of repairing any damage to the Premises or the Building or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

Major Construction Work: Any Alterations which either adversely affect the structure of the Buildings or the Building Systems, and in all cases any Alterations affecting the Building’s Class E system.

Mortgage(s): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefore, and advances made thereunder.

Mortgagee(s): Any mortgagee, trustee or other holder of a Mortgage.

Observed Holidays: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

“Permitted Tenant” shall mean the original named Tenant, and/or any Affiliate of Tenant or any Successor Entity.

Prohibited Use: Any use or occupancy of the Premises (except the Permitted Use) that in Landlord’s reasonable judgment would: (a) cause damage to the Building or any equipment, facilities or other systems therein; (b) impair the appearance of the exterior Building or the Common Areas; (c) unreasonably interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) materially and adversely affect any service provided to, and/or the use and occupancy by, any tenant or occupants of the Building; (e) violate the Certificate of Occupancy issued for the Premises or the Building; (f) intentionally omitted or (g) result in protests or civil disorder or commotions at, or other disruptions of the normal business activities in, the Building excluding any of the foregoing resulting from union activities; it being understood and agreed that Tenant is expressly permitted to use union labor. Prohibited Use also includes the use of any part of the Premises for: (i) intentionally omitted; (ii) the preparation, consumption, storage, manufacture or sale of liquor, tobacco or drugs; (iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant’s own business); (iv) intentionally omitted; (v) lodging or sleeping; (vi) the operation of a savings and loan association or off-the-street retail facilities of any financial, lending, securities brokerage or investment activity; (vii) a payroll office (except payroll for Tenant’s own personnel); (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing (unless any sovereign or diplomatic immunity has been waived in a manner satisfactory to Landlord in Landlord’s sole and absolute discretion); (xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; provided, that, the foregoing shall not be deemed to prohibit Tenant from conducting craft fairs and other related activities from time to time at the Premises in connection with its business; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; or (xiii) any illegal purposes or any activity constituting a nuisance.

Rent: Fixed Rent and Additional Rent.

Requirements: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including, without limitation, (A) the Americans With Disabilities Act, 42 U.S.C. §12101 (et seq.) (“ADA”), New York City Local Law 58 of 1987, and (B) any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters, and landmarks preservation, and (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Building or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same. “Requirements” shall also include the terms and conditions of any Certificate of Occupancy issued for the Premises or the Building, and any other covenants, conditions or restrictions affecting the Building as of the date hereof.

Rules and Regulations: The rules and regulations annexed to and made a part of this Lease as Exhibit E-1, as they may be modified from time to time by prior written notice from Landlord to Tenant. The terms contained in the body of this Lease shall supersede any inconsistent provisions of Exhibit E-1.

Specialty Alterations: Alterations which are not standard office installations such as kitchens, executive bathrooms, raised computer floors, supplemental HVAC equipment, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations (as opposed to core drills or poke-throughs), conveyors, dumbwaiters, and other Alterations of a similar character, provided that nothing shall be deemed a Specialty Alteration unless its removal would materially increase the cost of demolition of the Premises (so as to exceed the cost of typical demolition of ordinary and typical standard office installations). Notwithstanding anything to the contrary contained herein, Landlord’s Base Building Work shall not be deemed to be Specialty Alterations.

Substantial Completion: As to any construction performed by any party, “Substantial Completion” or “Substantially Completed” means that such work has been completed, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and (c) all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the non-completion of which does not materially interfere with Tenant’s use of the Premises, including the performance of Tenant’s Initial Installations, or which in accordance with good construction practice should be completed after the completion of other work in the Premises or the Building (“Punch List Items”). Landlord shall complete any Punch List Items promptly (but in no event more than thirty (30) days) following the date upon which the Pre-Commencement Base Building Work or Post-Commencement Base Building Work, as applicable, is Substantially Complete.

Superior Lease(s): Any ground or underlying lease of the Building or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

Tenant Competitor: The term Tenant Competitor shall mean either a Top Tier Tenant Competitor or Second Tier Tenant Competitor. “Top Tier Tenant Competitor” shall mean (i) Facebook and (ii) Amazon, and “Second Tier Tenant Competitor” shall mean (i) eBay, (ii) Square, (iii) Google and (iv) Twitter (collectively, the “List of Tenant Competitors”) together with any affiliates of such entities a significant portion of whose business, to Landlord’s knowledge acting in good faith, is a Competing Business (each a “Competing Affiliate”), it being agreed, without limitation, that Landlord shall be deemed to have such knowledge if the entity in question bears the same or substantially similar name as one of the entities on the List of Tenant Competitors (e.g., if eBay had an affiliate named eBay Asia, same would constitute a Competing Affiliate), but the mere fact that such entity might bear a name similar or substantially similar as the name of an entity on the List of Tenant Competitors shall not in and of itself be deemed to mean that such entity is a Qualified Affiliate (i.e., involved in a Competing Business). Tenant, from time to time (but not more than two (2) times at any time prior to the date that there are three (3) years or less remaining in the initial Term, and one (1) time each per each Renewal Term), shall have the right to update the List of Tenant Competitors to remove entities therefrom and add entities thereto, provided that (i) there shall at no point in time be more than six (6) entities listed on the List of Tenant Competitors, and (ii) Tenant shall only have the right to add to the List of Tenant Competitors entities who, in Tenant’s sole but reasonable judgment is in competition with Tenant, including any entity that from a cultural standpoint is not in mission alignment with Tenant (a “Competing Business”).

Tenant Delay: Any delay which directly results from any act or omission (where Tenant has a duty to act unless Tenant is prevented from doing so as a result of Unavoidable Delay) of any Tenant Party (but not Landlord or any Affiliate of Landlord), including delays due to changes in or additions to, or interference with any work to be done by Landlord, or delays by Tenant in submission of information approving working drawings or estimates or giving authorizations or approvals. No Tenant Delay shall be deemed to have occurred unless Landlord has provided written notice to Tenant (a “Tenant Delay Notice”) specifying in reasonable detail the action or inaction that Landlord contends constitutes a Tenant Delay and the delay in question is not remedied within five (5) days after Tenant’s receipt of the Tenant Delay Notice. If Landlord provides a Tenant Delay Notice and the delay in question is not remedied within five (5) days after Tenant’s receipt of the Tenant Delay Notice, then a Tenant Delay as set forth in such notice, shall be deemed to have occurred (subject to Tenant’s right to dispute by submitting the matter to arbitration in accordance with Section 11.8) on the date of Tenant’s receipt of such Tenant Delay Notice.

Tenant Party: Tenant and any subtenants and occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees.

Tenant’s Property: Tenant’s movable fixtures and movable partitions, telephone and other movable equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Buildings.

Unavoidable Delays: Either party’s inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by such party or such party’s inability to make or delay in making any repairs, additions, Alterations, improvements or decorations or such party’s inability to supply or delay in supplying any equipment or fixtures, if such party’s inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond such party’s reasonable control, including governmental preemption in connection with a national emergency, or shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by the other party or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

Unrestricted Cash and Cash Equivalents: shall mean, the following assets of Tenant, in each case, not subject to any lien, security interest or restriction: (i) cash, (ii) securities issued or directly or fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six (6) months from the date of acquisition, (iii) shares of money market funds invested in securities described in clause (ii) above, and (iv) dollar denominated timed deposits or certificates of deposit of any domestic Unites States commercial bank whose long term debt is rated A by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. or A2 by Moody’s Investor Service, Inc.

Zero Occupancy TCO: shall mean a so-called “zero occupancy” temporary certificate of occupancy to be obtained by Landlord for the Premises as part of Landlord’s Pre-Commencement Base Building Work.

EXHIBIT “C”

LANDLORD’S BASE BUILDING WORK

A.	Landlord shall, at its sole cost and expense, perform the following work (“Pre-Commencement Base Building Work”) in, or about, the Premises, in a manner and using materials consistent with the standards adopted for such work at the Buildings in compliance with all applicable Requirements:

•	Obtain a Zero Occupancy TCO for the Premises.

•	*Deliver of the main HVAC supply and return ductwork through perimeter wall of MER only, complete with smoke and fire dampers at the core of each floor of the Premises, including wiring to fire alarm and BMS system, as required by code.

•	Provide electrical capacity of six (6) watts demand load per usable square foot, exclusive of base building systems. Landlord shall provide dedicated buss plug disconnect switches within the electrical closets on each floor of the Premises for Tenant extension.

•	Loading Dock access only but with pathway to elevators.

•	Provide Code compliant fire alarm and life safety system, with the necessary components (speaker/strobes, manual pulls, smoke detectors, water flows and tamper switches) installed in core common area. Landlord shall provide a life safety infrastructure including panels and power sources with adequate capacity within the base building fire alarm system to provide for Tenant’s reasonable fire life safety requirements on the floor(s) comprising the Premises on the Commencement Date including all devices required by code in order for Tenant to commence Tenant’s Initial Installations.

•	Each floor to be fully demolished (existing room, duct work, dropped ceilings, etc.) and all core and perimeter walls shall be patched and ready to accept Tenant finishes; provided, that the following items shall not be demolished and left intact: (A) The following eight (8) sliding building doors and hardware: (i) 117 Adams, 5th Floor, (3) Doors – (1) Bridge & (2) Spray/Chem Room, 6th Floor, (2) Doors – (2) Bridge (ii) 55 Prospect, 5th Floor, (1) Doors– Bridge, 6th Floor: (2) Doors – Bridge, and (B) 117 Adams Water Tower deconstruction & material salvage. The water tower shall be disassembled in a manner in which it can be re-assembled, and Tenant, at its election, may store the “treated” wood therefrom in the Premises; provided, that in no event shall Landlord be responsible to any damage to the wood resulting from the storage of same within the Premises.

•	Exterior Building enclosure shall be water tight.

•

Installation of complete sprinkler infrastructure, including combination standpipe/sprinkler risers, pumps, valve connections suitable for general office occupancy. Landlord shall demolish all existing sprinkler piping downstream of each floor control loop on each floor of the Premises and provide a temporary construction sprinkler loop on each floor of the Premises which is fully operational and code compliant. The temporary loop shall be connected to the fire alarm system and the water flow and tamper switches are in place and operational; it being understood and agreed that Tenant shall have no obligation to drain down the temporary loop during the performance of Tenant’s Initial Installations and shall not incur any fire watch costs.

•	Provide condenser water supply and return valved and capped outlets on each floor of the Premises for supplemental cooling A/C units to be installed by Tenant.

•	All mechanical Building systems shall be brought to the Premises and fully operational and tied to BMS System.

•	Provide fireproofing and enclosure of any exposed structural steel and all penetrations shall be fire-stopped.

•	All floors of the Premises shall be repaired or flash patched to accommodate Tenant’s floor covering. Landlord shall also perform in-fill work to match existing slab condition where the slab is currently open due to prior tenant’s laundry operation.

•	Provide one (1) janitorial closet per floor of the Premises.

•	Provide plumbing connections (i.e., sanitary, vent, domestic cold water) at single location on each floor of the Premises.

•	Repair windows of the Premises as necessary so that that they are in good working order and weather tight on the Commencement Date. Any film currently on windows of the Premises shall be removed by Landlord at Tenant’s request.

•	Repair and fireproof per code all columns within the Premises, as necessary, and ready the same to accept Tenant finishes.

•	Deliver the Premises to Tenant on the Commencement Date in broom clean condition, legally demised and ACP-5.

•	Provide cold water plumbing connections at a single location on each floor of the Premises.

•	Provide hot water piping riser system (supply and return piping) located at a frequency of not less than every three (3) column bays of the Premises to allow for the installation of finned tube radiation for perimeter heating of the Premises. Landlord shall provide new fully functional hot water generation equipment, pumps, expansion tanks, controls and riser system.

•	Landlord to abate/remediate flammable liquid storage on the 5th floor at the Adams Street Building, if necessary, and shall in any case take down the non-load bearing walls of the room that contain or contained such materials.

•	Install all base building equipment on 9th floor of the Adams Street Building including ductwork through Premises.

•	Provide unobstructed, hazardous materials-free secure shaft space as set forth in Section 10.15 of the Lease.

•	Delivery of the main lobby at the Adams Street Building in the condition hereinafter described.

•	Temporary Certificate of Occupancy suitable for Tenant occupancy and use. Any necessary changes required by Tenant to the Certificate of Occupancy shall be at Tenant’s cost.

•	Delivery of Premises with no outstanding construction liens and/or outstanding construction liens and/or outstanding violations with the Department of Building or the Fire Marshall that would delay Tenant’s construction (or permitting).

•	Landlord shall deliver riser infrastructure for bathrooms at designated locations on the floors of 117 Adams and 55 Prospect. Locations to be substantially in accordance with Landlord’s plans. Landlord’s team shall work in good faith with Tenant’s architect to consider Tenant’s preferred location for the core to accommodate both a single tenant per floor and multi-tenant floor. Tenant to build bathrooms with the allowance provided by Landlord. Landlord, at its sole cost, shall provide vertical piping riser infrastructure at all bathroom locations including but not limited to cold water riser, hot water riser, vent riser and waste riser. This piping shall be connected to the appropriate base building equipment, main building waste system, etc. as part of Landlord work.

•	At Commencement Date, the office portion of 117 Adams Street will be exclusively occupied by Tenant. Landlord, at Tenant’s request and sole cost, shall construct a mutually agreeable alternate tenant entrance. Location to be discussed.

*	Noise levels shall not exceed NC-40 at a distance of 15’ from building equipment MER’s.

•	Substantially Complete Code compliance work for the roof deck at the Adams Street Premises.

•

Complete modernization of Dual Use Elevator #4 in the Adams Street Building and one of the freight elevators in the Prospect Street Building, including new elevator cab designs, and deliver such elevators fully functional and in compliance with code. With respect to the Dual Use Elevator #4 in the Adams Street Building, Landlord shall convert same to a 2:1 roping, 5000# @ 350 FPM passenger car, and install 2 speed 4’ 6” W X 7’ 0” H entrances and the same cab design as the rest of the passenger elevators (the “Extra Elevator Work”). Notwithstanding anything to the contrary contained herein, Tenant shall pay the incremental out-of-pocket cost incurred by Landlord in connection with the Extra Elevator Work; provided, that in no event shall Tenant’s reimbursement obligation exceed $35,000.

•	Install communications systems.

Adams Street Lobby and Ground Floor Delivery Condition:

Lobby:

•	HVAC supply and return ductwork to penetrate lobby envelope with all code required Fire alarm devices

•	Hot water heater piping to be available for tenant connection within lobby envelope – valved and capped.

•	Fire alarm connection point for tenant services in lobby envelope

•	Fire command station installed as required per code

•	All other code required emergency shut off devices

•	Available electrical power and lighting connection for temp power and lighting / if TCO is to be obtained by LL lighting to be installed as per TCO requirements

•	Completed storefront assembly installed and watertight.

•	All fire stopping and fireproofing completed as required by LL’s work

•	Concrete slabs broom swept, level and smooth and ready to accept tenant finishes

Section A:

•	Provide electrical capacity of six (6) watts demand load per usable square foot exclusive of base building systems

•	Provide code compliant fire alarm and life safety system, with the necessary components installed in core common area. Landlord shall provide a life safety infrastructure including panels and power sources with adequate capacity within the base building fire alarm systems to provide for Tenant’s reasonable fire life safety requirements

•	Floor to be fully demolished and in broom clean condition, level and smooth, legally demised and ACP-5

•	Provide fireproofing and enclosure of any exposed structural steel and all penetrations shall be fire-stopped

•	Provide plumbing connections at single location

•	Repair and fireproof per code all columns within the Premises, as necessary, and ready the same to accept Tenant finishes

•	Unobstructed, hazardous materials free secure shaft space

•	Delivery of Premises with no outstanding construction liens and/or outstanding violations with the Department of Building or the Fire Marshall that would delay Tenant’s construction (or permitting)

•	Provide new Building Management/Energy Systems (Post Commencement)

•	Delivery the Premises without any mechanic liens resulting from Landlord’s Base Building Work (Post Commencement)

B.	Landlord shall, at its cost and expense, perform the following work on, or before, the Rent Commencement Date (“Post-Commencement Base Building Work”) in, or about, the Premises, in a manner and using materials consistent with the standards adopted for such work at the Buildings:

•	Provide new retail storefronts.

•	Provide new Building management/energy systems.

•	Substantially Complete construction of loading docks.

•	Install standard Building security systems and equipment, including turnstiles in locations to be identified by Tenant in the Adams Street Building.

•	Complete modernized vertical transportation including new elevator cab designs for the remainder of the elevators in the Buildings, to be Substantially Completed thirty (30) days following the Commencement Date except as otherwise provided in Section 4.1 as it relates to the second elevator in the Adams Street Building being made available to Tenant no later than the Second Elevator Outside Date.

Provide bicycle storage facility(ies) at a location to be determined by Landlord at the Dumbo Heights Campus.

Deliver the Premises without any mechanic’s liens resulting from Landlord’s Base Building Work.

Provide access to alternate entrance to the Adams Street Building, at Tenant’s cost and expense.

EXHIBIT “D”

CLEANING SPECIFICATIONS

To Be Determined

•	The lobby at 55 Prospect Street will be cleaned in a commercially reasonable manner, Monday – Friday, except for Observed Holidays

•	Exterior of the windows to be cleaned 2x per year

•	Landlord will clean the common corridor on the ground floor at 117 Adams Street leading from the lobby to the building staff bathrooms/locker room in a commercially reasonable manner, 2x per week, except for Observed Holidays.

•	Loading docks, including recycle bins will be cleaned in a commercially reasonable manner

EXHIBIT “E-1”

RULES AND REGULATIONS

(1)	All tenants are required to present their Building Identification Card to Security upon entering the Prospect Street premises at all times. Firms with multiple locations must present management with a listing of company employees. These firms will then present their company identification card, sign-in and receive temporary Identification badge.

(2)	Except as expressly set forth in the Lease, the sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by Tenant or used for any purpose other than access to the Premises and for delivery of supplies and equipment in prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

(3)	No awnings, air condition units, fans or other projections shall be attached to the outside walls of the Building.

(4)	No curtains, blinds, shades or screens, other than those conforming to Building standards as established by Landlord from time to time, shall be attached to our hung in, or used in connection with, any windows or door of the Premises. All electrical fixtures hung in offices of spaces along the perimeter of the Premises must be of a quality, type, design and bulb color approved by Landlord.

(5)	Except as otherwise expressly set forth in the Lease, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without in each case the prior written consent of Landlord.

(6)	The exterior windows and doors that reflect or admit light and air into the Premises or the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

(7)	No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules, nor shall any article obstruct any air conditioning supply or exhaust without the prior written consent of Landlord.

(8)	The water and janitors closets and other plumbing fixtures shall not be sued for any purposes other than those for which they were designed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuses of the fixtures shall be borne by Tenant.

(9)	Tenant shall not make, or permit to be made, any unseemly or disturbing notices or disturb or interfere with occupants of the Building or neighboring buildings or those having business with them.

(10)	Tenant, or any of Tenant’s employees, agents, visitors or licensees, shall not at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical or substance except such as are incidental to usual office occupancy.

(11)	No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, unless Tenant promptly provides Landlord with the key or combination thereto. Tenant shall, upon the termination of its tenancy, return to Landlord all keys for locks in the Premises and for all toilet rooms, and in the event of the loss of any keys furnished at Landlord’s expense, Tenant shall pay to Landlord the cost thereof.

(12)	No vehicles (except bicycles which are permitted) shall be brought into or kept by Tenant in or about the Premises or the Building.

(13)	All removals or the carrying in or out of any safes, freight, furniture or bulky matter of any description at 55 Prospect Street, must take place in the manner and during the hours, which Landlord or its agent reasonably may determine from time to time any by movers approved in advance by Landlord or its agent. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations of the Lease of which these Rules and Regulations are apart.

(14)	Tenant shall not occupy or permit any portion of the Premises to be occupied for the possession, storage, manufacture or sale of liquor or narcotics.

(15)	Tenant shall not purchase water, ice, towels or other like services, or accept barbering or shoe shining services in the Prospect Street Premises, at hours and under regulations other than as reasonably fixed by Landlord.

(16)	Landlord shall have the right to prohibit any advertising by Tenant which references the Building, in Landlord’s reasonably opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain or discontinue such advertising.

(17)	Landlord reserves the right to exclude from the Prospect Street Building at all times other than Operating Hours all persons who do not present a pass to the Prospect Street Building signed or approved by Landlord. Tenant shall be responsible for all persons for whom a pass is issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

(18)	Tenant shall, at its expense, provide electricity and light for the employees of Landlord doing janitor service or other cleaning, or making repairs or alterations in the Premises

(19)	The requirements of Tenant will be attended to only upon written application at the Office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

(20)	Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

(21)	There shall not be used in the Building, either by Tenant or by jobbers or others, any hand trucks except those equipped with rubber tires and side guards. Carts and had trucks of any kind are prohibited in all passenger elevators. All damages resulting from any misuse of the elevators shall be borne by Tenant.

(22)	Except as otherwise expressly set forth in the Lease, Tenant shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Premises. The foregoing is not intended to preclude one or more pantries or lunchrooms in the Premises.

(23)	Tenant shall keep the entrance door to the Premises enclosed at all times.

(24)	Tenant shall comply with Landlord’s rules as promulgated form time to time regarding separation of various types of trash. The amount of any fines incurred by Landlord by reason of Tenant’s failure to comply shall be paid by Tenant to Landlord upon demand as Additional Rent.

(25)	Smoking within the building is prohibited

(26)	There shall be no storage of any kind allowed in the freight elevator lobby at any time. Storage of any kind is prohibited by law and is subject to monetary penalties.

(27)	Roller blades are prohibited in the building and plaza areas.

In the case of any conflict between the Rules and Regulations set forth in this Exhibit and the terms and conditions set forth in the main body of the Lease, the provisions of the main body of the Lease shall govern.

EXHIBIT “E-2”

CONSTRUCTION RULES AND REGULATIONS

BUILDING RULES AND BUILDING

STANDARDS FOR ALTERATIONS

To the extent of a conflict between these rules and the express provisions of the Lease, the provisions of the Lease shall govern.

1.	All construction materials shall be delivered to the job in proper containers and stored in Tenant’s work area. Waste, excess building materials, tools and equipment shall not be stored or allowed to accumulate in corridors or stairwells. Contractors responsible for such conditions will be removed from the Building

2.	All fire exits shall be kept clear and accessible at all times.

3.	Fire extinguishers must be on the job at all times. A.B.C. type, all-purpose extinguisher (minimum 10 lbs.) shall be used.

4.	Other than initial alterations, all welding, tie-ins, shut-downs, shall be performed after 6:00 PM or on weekends; provided, that the aforementioned time restriction shall not apply to the Adams Street Building. Welding shall be performed by persons having a valid New York certificate of fitness for welding on his person. During all welding operations, there must be a person, in the capacity of a fire-watcher, having a fire extinguisher and protective blankets.

5.	Workers will be assigned one toilet area, which the general contractor will be responsible for cleaning.

6.	All fireproofing on steel must be repaired if damaged or missing. Contact Landlord, through the Manager’s office, for inspection and approval before installing ceilings. All openings made in ceilings, columns, walls, floor, etc. must be properly sealed (fire stopped).

7.	All entrance locks shall be compatible with Building master keying system.

8.	Other than initial alterations, all work in the Prospect Street Building that inconveniences or disturbs other tenants must be scheduled before 8:00 AM or after 6:00 PM (before 7:00 AM and after 8:00 PM for heavy duty construction). The Building Manager reserves the right to stop any work being performed in the Prospect Street Building during normal working hours that causes a material disturbance.

9.	Other than initial alterations, with respect to the Prospect Street Building all deliveries of construction materials and related supplies, as well as rubbish removal, shall occur before 8:00 AM or after 6:00 PM (before 7:00 AM and after 8:00 PM for heavy duty construction). This MUST be scheduled in writing one (1) week in advance with the name of the appropriate sub-contractor filed with the Building Office.

10.	All after work hours MUST have an after-hours permit posted at all times.

11.	For retail tenants – all exterior areas, sidewalk, etc. must be kept clean at all times.

TENANT’S RESPONSIBILITIES

1.	Tenant must contact the Building Management office before the start of any construction work.

2.	Prior to the start of any work, Tenant must submit six (6) sets of architectural, electrical, structural, mechanical, and sprinkler drawings, along with building notice application or alteration application for approval by Building Management.

3.	The purpose of reviewing the plans by Landlord is to verify whether the design is in conformance with applicable codes, Building standards, and Building systems, and therefore, no responsibility is accepted for the accuracy of the drawings. However, any apparent design deficiencies will be noted. This review is not for system performance as it may relate to Tenant requirements, even if comments may relate to Tenant areas. Approval of plans by Landlord does not imply, nor should it be deemed to imply any opinion or judgment as to the fitness of the drawings for their intended purpose, nor does such approval express opinion as to the adequacy, sufficiency, or quality of the plans.

TENANT & CONTRACTOR JOINT RESPONSIBILITIES

1.	Certificates of insurance for all trades in conformance with Lease provisions.

2.	A copy of the New York City Department of Buildings work permit shall be delivered to Landlord prior to the delivery of equipment and material to the premises. The work permit shall be displayed on the site during the entire alteration.

3.	For the Prospect Street Building only, a work schedule indicating the use of freight elevators for deliveries and rubbish removal (information is needed one week in advance of work commencement).

4.	A complete set of Contractors “As-Built” drawings must be submitted within 30 days of job completion.

DELIVERY OF EQUIPMENT AND FURNITURE

1.	Before commencement of work on any alterations, a meeting will be held having representatives of Tenant, Building Management, Architect, Design Engineers, General Contractor, Sub-Contractor, and Moving Contractors in attendance. This meeting shall set up a program for the progress of construction, the delivery of building material, the removal of debris, and the delivery of equipment and furniture at the conclusion of the alterations.

2.	Unless otherwise provided in the Lease, the delivery of all furniture and equipment shall be the sole responsibility of Tenant.

3.	Unless otherwise authorized, furniture and equipment shall be delivered by means of the freight elevator only.

4.	Items of furniture and equipment, exceeding the capacity of the elevator, shall be delivered in one of the following methods:

a.	Transporting items on top of the elevator cab subject to feasibility determined by the size and weight.

b.	Transporting equipment by means of a sling suspended under the elevator cab. This must be done only by a mover having a valid New York City Rigger’s License. An elevator mechanic, employed by the elevator maintenance company shall be present at all times during the move.

c.	Moving equipment through the elevator shaft by means of hoisting equipment mounted in the shaft.

•	This must be performed at a time permitted by the city agencies having appropriate jurisdiction from which all required permits shall be obtained. All work shall be performed by a rigger having a valid license. Contractor to provide certificates of insurance indicating worker’s compensation coverage in statutory amounts and personal injury and property damage coverage in the amount of twenty five million dollars.

d.	Lifting equipment from the sidewalk through a window opening of the proper floor.

•	This must be performed at a time permitted by the city agencies having appropriate jurisdiction from which all required permits shall be obtained. All work shall be performed by a rigger having a valid license. Contractor to provide certificates of insurance indicating worker’s compensation coverage in statutory amounts and personal injury and property damage coverage in the amount of twenty five million dollars.

5.	In the event that the furniture or equipment must be transported using one of the methods described in paragraph 4 above, contractor shall maintain, at its sole expense, insurance as follows:

a.	Bodily injury and property damage, in the amount of ten million dollars per occurrence, except as noted in paragraph 4(d) above.

b.	Commercial general liability insurance including products / completed operations coverage and contractual liability coverage shall (1) be underwritten by insurance carrier with an A.M. Best rating of A-/VII or better, (2) name owner, RFR Realty, LLC. as additional insured for the full policy limit, and (3) provide for a waiver of subrogation as respects any additional insured.

c.	Automobile liability insurance with a combined single limit of at least $5,000,000.00 per occurrence for bodily injury and property damage. Such insurance shall be: (1) be underwritten by insurance carrier with an A.M. Best rating of A-/VIII or better, (2) name owner, RFR Realty, LLC. as additional insured for the full policy limit, and (3) apply to any automobile.

d.	Contractor shall provide RFR Realty, LLC. with a certificate of insurance evidencing the insurance required above, not less than one week before the scheduled delivery. The certificate of insurance shall show the total limit liability of all policies.

ARRANGEMENTS FOR THE DELIVERY OF FURNITURE AND EQUIPMENT SHALL BE COMPLETED A MINIMUM OF TWO (2) WEEKS BEFORE THE DELIVERY DATE.

6.	At all times during the use of the elevator as described in paragraph 4 above, the building’s elevator contractor shall be present at Tenant’s sole cost and expense. At the conclusion of the use of the elevator as described in paragraph 4 above, the building’s elevator contractor shall inspect the elevator and at Tenant’s sole cost and expense shall make and adjustments or repairs that may be required as a result of such use.

SPECIFICATIONS FOR TENANT-INSTALLED HVAC

To be compatible with the Building Management System (“BMS”), any alterations performed by Tenant with respect to the HVAC System shall be designed and installed as follows:

1.	The air distribution system shall be designed for variable air volume duct distribution.

2.	VAV boxes shall be of the electronic DDC type of a manufacturer approved by Landlord, which approval shall not be unreasonably withheld.

3.	VAV box room temperature sensors shall be TBD with LCD Display, local set point adjustment, override to occupied mode compatibility and LED indication of current temperature and current status.

4.	A manual medium pressure volume damper shall be installed by Landlord, at Landlord’s expense, in the interior supply air duct main serving the premises.

5.	All duct work and duct accessories upstream of VAV boxes shall be medium pressure air duct construction.

Notwithstanding anything to the contrary contained herein, any conflict between the construction rules and regulations set forth in this Exhibit E-2 with the terms and conditions set forth in the main body of the Lease, shall be governed by the provisions contained in the main body of the Lease.

EXHIBIT “F”

FORM OF SNDA

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is entered into as of             ,         (the “Effective Date”) by and between NATIXIS REAL ESTATE CAPITAL LLC, a Delaware limited liability company (the “Mortgagee”) and                                         , a                                          (hereinafter, collectively the “Tenant”), with reference to the following facts:

1.                                         , a                                         , whose address is                                         (the “Landlord”) owns fee simple title or a leasehold interest in the real property described in Exhibit “A” attached hereto (the “Property”).

2. Mortgagee intends to make a loan to Landlord in the estimated principal amount of                                         Dollars ($        ) (the “Loan”).

3. To secure the Loan, Landlord will encumber the Property by entering into a mortgage or deed of trust to secured the Loan.

4. Pursuant to the Lease effective             , 200    (the “Lease”), Landlord demised to Tenant the following property (the “Leased Premises”):                                         .

5. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:

1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.

(a) Foreclosure Event. A “Foreclosure Event” means: (i) foreclosure under the Mortgage; (ii) any other exercise by Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which a Successor Landlord becomes owner of the Property; or (iii) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.

(b) Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

(c) Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease; provided that in no event shall the term Offset Right mean any abatement against Rent that is expressly set forth in the Lease, including, without limitation, the abatement in Rent through the Rent Commencement Date (and any extension of the Rent Commencement Date pursuant to Section 2.2), the Additional Rent Credit, the Additional 5th Floor Rent Abatement, and the 5th Floor Must Take Initial Rent Abatement Period.

(d) Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.

(e) Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of a Foreclosure Event.

(f) Other Capitalized Terms. If the initial letter of any other term used in this Agreement is capitalized and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.

2. Subordination. The Lease shall be, and shall at all times remain, subject and subordinate to the Mortgage, the lien imposed by the Mortgage, and all advances made under the Mortgage.

3. Nondisturbance, Recognition and Attornment.

(a) No Exercise of Mortgage Remedies Against Tenant. So long as the Tenant is not in default under the Lease after notice and beyond any applicable grace or cure periods (an “Event of Default”), Mortgagee shall not name or join Tenant as a defendant in any exercise of Mortgagee’s rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies. In the latter case, Mortgagee may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action.

(b) Nondisturbance and Attornment. If an Event of Default by Tenant is not then continuing, then, when Successor Landlord takes title to the Property (the “Succession Date”): (i) Successor Landlord shall not terminate or disturb Tenant’s possession of the Leased Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (ii) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (iii) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (iv) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant. Tenant acknowledges notice of the Mortgage and assignment of rents, leases and profits from the Landlord to the Mortgagee. Tenant agrees to continue making payments of rents and other amounts owed by

Tenant under the Lease to the Landlord and to otherwise recognize the rights of Landlord under the Lease until notified otherwise in writing by the Mortgagee (as provided in the Mortgage), and after receipt of such notice the Tenant agrees thereafter to make all such payments to the Mortgagee, without any further inquiry on the part of the Tenant, and Landlord consents to the foregoing. In such event, Landlord hereby expressly authorizes Tenant to make such payments to Mortgagee and further agrees that any sums paid to Mortgagee shall be in satisfaction of Tenant’s obligations under the Lease.

(c) Further Documentation. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within ten (10) days of such request.

4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

(a) Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the Succession Date, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the Succession Date; provided, that the foregoing shall not limit either (i) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the Succession Date, or (ii) Successor Landlord’s obligation to correct any conditions that existed as of the date of Succession Date and violate Successor Landlord’s obligations as landlord under the Lease.), or (iii) any such Offset Right that accrues in accordance with the terms of the Lease.

(b) Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the Succession Date other than, and only to the extent that, either (i) the Lease expressly required such a prepayment, or (ii) such payment was actually delivered to Successor Landlord.

(c) Payment; Security Deposit. Any obligation: (i) to pay Tenant any sum(s) that any Former Landlord owed to Tenant unless such sums, if any, shall have been delivered to Mortgagee by way of an assumption of escrow accounts or otherwise; (ii) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Mortgagee.

(d) Modification, Amendment or Waiver. Any modification or amendment of the Lease, or any waiver of the terms of the Lease, made without Mortgagee’s written consent.

(e) Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement, the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in the Leased Premises from time to time, including insurance and condemnation proceeds, security deposits, escrows, Successor Landlord’s interest in the Lease, and the proceeds from any sale, lease or other disposition of the Property (or any portion thereof) by Successor Landlord (collectively, the “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

6. Notice to Mortgagee and Right to Cure. Tenant shall notify Mortgagee of any default by Landlord under the Lease that would entitled Tenant to terminate the Lease or exercise an Offset Right, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or Offset Right shall be effective unless Mortgagee shall have received notice of default giving rise to such cancellation or Offset Right and (i) in the case of any such default that can be cured by the payment of money, until thirty (30) days shall have elapsed following the giving of such notice or (ii) in the case of any other such default, until a reasonable period for remedying such default shall have elapsed following the giving of such notice and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, including such time as may be necessary to acquire possession of the Property if possession is necessary to effect such cure, provided that Mortgagee undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the default notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, and with reasonable diligence, Mortgagee shall (a) pursue such remedies as are available to it under the Mortgage so as to be able to remedy the default, and (b) thereafter shall have commenced and continued to remedy such default or cause the same to be remedied. Notwithstanding the foregoing, Mortgagee shall have no obligation to cure any such default.

7. Miscellaneous.

(a) Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or be served by hand delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine- generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided, be as follows:

If to the Mortgagee, at:	Natixis Real Estate Capital LLC
1251 Avenue of the Americas
New York, New York 10020
Attn: Real Estate Administration
Telecopy No.: (212) 891-6101

If to the Tenant, at:	Until Tenant commences business operations at the
Leased Premises:

Etsy, Inc.
55 Washington Street, Suite 512
Brooklyn, New York 11201
Attn: Josh Wise

With a copy to:

Etsy, Inc.
55 Washington Street, Suite 512
Brooklyn, New York 11201
Attn: Legal Department, Hissan Bajwa

Thereafter:

Etsy, Inc.
117 Adams Street
Brooklyn, New York 11201
Attn: Josh Wise

With a copy to:

:	Etsy, Inc.
117 Adams Street
Brooklyn, New York 11201
Attn: Legal Department, Hissan Bajwa

(b) Successors and Assigns. This Agreement shall bind and benefit the parties hereto, their successors and assigns, any Successor Landlord, and its successors and assigns. If Mortgagee assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

(c) Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

(d) Interaction with Lease and with Mortgage. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage.

(e) Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease.

(f) Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Leased Premises are located, excluding such State’s principles of conflict of laws.

(g) Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

(h) Due Authorization. Tenant represents to Mortgagee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Mortgagee represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

(i) Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Mortgagee and Tenant have caused this Agreement to be executed as of the date first above written.

ATTEST:	MORTGAGEE:

NATIXIS REAL ESTATE CAPITAL LLC, a Delaware limited liability company

By:
Name:		Name:
Title:		Title:

By:
Name:		Name:
Title:		Title:

TENANT:

a

By:
Name:		Name:
Title:		Title:

LANDLORD’S CONSENT

Landlord consents and agrees to the foregoing Agreement, including without limitation the provisions of the last two sentences of Section 3(b) hereof, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Mortgagee under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord shall be deemed a party to the Agreement for the purpose of Landlord’s agreement set forth in Section 3(b) hereof.

LANDLORD:

By:
Name:
Title:

Dated:

MORTGAGEE’S ACKNOWLEDGMENT

STATE OF	:
: SS
COUNTY OF	:

On this, the      day of             ,         , before me a Notary Public in and for the State of                                         , the undersigned officer, personally appeared                                         , who acknowledged himself/herself to be a                                          of                     , a                     , and that he/she, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the                      by himself/herself as such officer.

I certify that I am not an officer or director of the above-named bank, banking institution or trust company. [Strike if inapplicable]

In witness whereof, I hereunto set my hand and official seal.

[SEAL]
Notary Public

My Commission Expires:             , 20

STATE OF	:
: SS
COUNTY OF	:

On this, the      day of             ,         , before me a Notary Public in and for the State of                                         , the undersigned officer, personally appeared                                         , who acknowledged himself/herself to be a                                          of                     , a                     , and that he/she, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the                      by himself/herself as such officer.

I certify that I am not an officer or director of the above-named bank, banking institution or trust company. [Strike if inapplicable]

In witness whereof, I hereunto set my hand and official seal.

[SEAL]
Notary Public

My Commission Expires:             , 20

TENANT’S ACKNOWLEDGMENT

STATE OF	:
: SS
COUNTY OF	:

On this, the             day of             ,         , before me a Notary Public in and for the State of                                         , the undersigned officer, personally appeared                                         , who acknowledged that he/she is the                                         of                                         , a                                         , and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

In witness whereof, I hereunto set my hand and official seal.

[SEAL]
Notary Public

My Commission Expires:

            , 20

LIST OF EXHIBITS

If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.

Exhibit “A” - Legal Description of the Land

EXHIBIT “G”

FORM OF LETTER OF CREDIT

L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE: 03/24/2014

BENEFICIARY:

(INSERT FULL NAME AND ADDRESS)

APPLICANT:

ETSY INC

55 WASHINGTON STREET

SUITE 512

BROOKLYN NY 11201

AMOUNT: US$000,000.00 (XXXXXXXXXXXXXXXXXXXX NO/100 U.S. DOLLARS)

EXPIRATION DATE:

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF            IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF “EXHIBIT A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.	SIGHT DRAFTS DRAWN ON US.

3.	A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE FOLLOWING:

(A)	“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY . AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE DATED ; (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT; AND (III) LANDLORD IS AUTHORIZED TO DRAW DOWN ON . THE LETTER OF CREDIT.

AND

(B)	THIS IS TO CERTIFY THAT LANDLORD WILL HOLD THE FUNDS DRAWN UNDER THIS LETTER OF CREDIT AS SECURITY DEPOSIT FOR TENANT OR APPLY SAID FUNDS TO TENANT’S OBLIGATION UNDER THE LEASE.”

PARTIAL DRAWS ARE ALLOWED. THIS ORIGINAL LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE

UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND                     .

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED “EXHIBIT B” DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE  1⁄4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00). THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY YOUR BANK.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS DURING REGULAR BUSINESS HOURS, ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES - STANDBY LETTER OF CREDIT DEPARTMENT OR BY FACSIMILE TRANSMISSION AT: (408) 496-2418 OR (408) 969-6510 AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274, OR (408-654-7716 OR (408-654-3035, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT WITH ORIGINALS OF DRAW DOCUMENTS TO FOLLOW BY OVERNIGHT COURIER SERVICE, PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

EXHIBIT “A”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                      US$         US DOLLARS                                                                                   DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. SVBSF                      DATED             , 20    -“

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
	SANTA CLARA, CA 95054	(INSERT NAME OF BENEFICIARY)

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE: INSERT ISSUANCE DATE OF DRAFT.

2.	REF. NO.: INSERT YOUR REFERENCE NUMBER, IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF THE BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENSORESES IT ON THE REVERSE SIDE)

4.	US$: INSERT AMOUNT OF DRAWING IN NUMERALS.

5.	US DOLLARS: INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER: INSERT SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED: INSERT THE ISSUANCE DATE OF THE STANDBY L/C.

8.	BENEFICIARY’S NAME: INSERT NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: 408-654-6274 OR 408-654-7716 OR 408-654-7127 OR 408-654-3035.

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE		RE:	IRREVOCABLE STANDBY LETTER OF CREDIT NO. ISSUED BY SILICON VALLEY BANK, SANTA CLARA L/C AMOUNT:
SANTA CLARA, CA 95054
	ATTN:	INTERNATIONAL DIVISION.
STANDBY LETTERS OF CREDIT

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument. We further confirm that the company has been identified applying the appropriate due diligence and enhanced due diligence as required by BSA and all its subsequent amendments.

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

EXHIBITS “H-1, H-2 and H-3”

LOCATION OF EXTERIOR SIGNAGE

SEE ATTACHED

PROSPECT STREET ELEVATION SIGNAGE REQUIREMENTS

Etsy reserves exclusive rights to apply signage (illuminated and/or non-illuminated), branding, and/or graphic to all surfaces noted in yellow on DRAWING 1.
(A) Total area of exclusive Etsy signage, branding, and/or graphic = 1500 SF of available 3000 SF allowable signage.
(B) Blade signage location available to Etsy. All other Landlord provided signage locations to remain clear of Etsy lobby locations as shown.
(C) Assumed location of retail entrance. Any variance to be confirmed with Etsy.
75'
Max zone for non-illuminated signs
40'
Max zone for all other signs
(B) ETSY RIGHT TO INSTALL LANDLORD PROPOSED BLADE SIGN DESIGN WITH SIDEWALK LIGHTS AT THIS LOCATION
MARKETPLACE SIGNAGE: 35 SQ. FT.
MARKETPLACE SIGNAGE: 130 SQ. FT.
(C)
(A) GROUND FLOOR SIDE STOREFRONT: 150 SQ. FT. SECOND FLOOR SIDE STOREFRONT: 150 SQ. FT.
(A) GROUND & SECOND FLOOR STOREFRONT: 983 SQ. FT.
(A) STOREFRONT FRONTAGE: 550 SQ. FT.
(A) GROUND FLOOR SIDE STOREFRONT: 150 SQ. FT. SECOND FLOOR SIDE STOREFRONT: 150 SQ. FT.
MARKETPLACE SIGNAGE: 191 SQ. FT.
MARKETPLACE SIGNAGE: 227 SQ. FT.
(C)
MARKETPLACE SIGNAGE: 227 SQ. FT.
MARKETPLACE SIGNAGE: 100 SQ. FT.
117 ADAMS: PROSPECT STREET ELEVATION
1/16"=1'-0"
DRAWING 1
14050100029 | Gensler 2

SANDS STREET ELEVATION SIGNAGE REQUIREMENTS

Etsy reserves exclusive rights to apply signage (illuminated and/or non-illuminated), branding, and/or graphic to all surfaces noted in yellow on DRAWING 1.

(A) Total area of exclusive Etsy signage, branding, and/or graphic = 1900 SF of available 3000 SF allowable signage.

(B) Blade signage location available to Etsy. All other Landlord provided signage locations to remain clear of Etsy lobby locations as shown.

(C) Assumed location of retail entrance. Any variance to be confirmed with Etsy.

75'
Max zone for non-illuminated signs
40'
Max zone for all other signs
(C)
(C)
MARKETPLACE SIGNAGE: 250 SQ. FT.
MARKETPLACE SIGNAGE: 170 SQ. FT.
MARKETPLACE SIGNAGE: 170 SQ. FT.
MARKETPLACE SIGNAGE: 180 SQ. FT.
MARKETPLACE SIGNAGE: 140 SQ. FT.
MARKETPLACE SIGNAGE: 160 SQ. FT.
MARKETPLACE SIGNAGE: 150 SQ. FT.
MARKETPLACE SIGNAGE: 210 SQ. FT.
MARKETPLACE AWNING: 270 SQ. FT.
MARKETPLACE AWNING: 470 SQ. FT.
(B) ETSY RIGHT TO INSTALL LANDLORD PROPOSED BLADE SIGN DESIGN WITH SIDEWALK LIGHTS AT THIS LOCATION
(A) 325 SQ. FT.
(A) 380 SQ. FT.
(A) ETSY STOREFRONT AWNING: 75 SQ. FT.
(A) ETSY STOREFRONT: 250 SQ. FT.
(A) ETSY STOREFRONT FRONTAGE: 150 SQ. FT.

117 ADAMS: SANDS STREET ELEVATION

1/16"=1'-0"   DRAWING 2

14050100029 | Orenslor 3

ENTRY RENDERING SIGNAGE BLOCKING

PROSPECT STREET
E
D
C
A
B

Etsy reserves exclusive rights to brand on all exterior surfaces tagged A-E.

Signage (illuminated and/or non-illuminated), branding and/or graphic to be removable/temporary.

Exterior signage to live within yellow zone not to exceed 500 SF per sign per signage requirements 6X total signage per street frontage allowable.

E5
D1
D2
D3
B2
A4
A5
A6
C2
E6
E4
B1
A1
E3
A2
E2
A3
C1
E1
Retailer Entry
PROSPECT STREET

117 ADAMS: PROSPECT STREET RENDERING
NTS DRAWING 3

14050100029 | Gensler 4

EXHIBIT “I”

FORM OF MEMORANDUM OF LEASE

MEMORANDUM OF LEASE

NAME AND ADDRESS OF LANDLORD:	117 Adams Owner LLC and
55 Prospect Owner LLC
c/o Kushner Companies
666 Fifth Avenue, 15th Floor
New York, New York 10103

NAME AND ADDRESS OF TENANT:	Etsy, Inc.
55 Washington Street
Brooklyn, New York 11201

DATE OF EXECUTION OF LEASE:	As of May , 2014

DESCRIPTION OF LEASED PREMISES:

The Lease Premises consist of (i) a portion of the ground floor, a portion of the 2nd floor and the entire rentable area of the 3rd, 4th, 5th, 6th, 7th, 8th, and 9th floors of the building located at 117 Adams Street, Brooklyn New York (the “Adams Street Building”), and (ii) the entire rentable area of the 6th floor of the building located at 55 Prospect Street, Brooklyn, New York (the “Prospect Street Building”). The Adams Street Building and the Prospect Street Building are both located in the City of New York, County of Brooklyn and State of New York, respectively on those parcels of land that are more particularly described on Exhibit A-1 and Exhibit A-2 annexed hereto and made a part hereof.

TERM OF LEASE:

The term of the Lease commences on the date that certain conditions as set forth in Article 1 of the Lease are satisfied, and the initial term thereof is scheduled to expire on the date that is the last day of the month in which the ten (10) year anniversary of the later to occur of the Adams Street Rent Commencement Date and the Prospect Street Rent Commencement Date (as such terms are defined in the Lease).

RENEWAL OPTIONS:

Subject to the provisions of Article 31 of the Lease, the Lease contains two (2), five (5) year extension options or one (1) five (5) year extension option. The extension option(s) are more particularly described in Article 31 of the Lease.

OPTIONS TO EXPAND:

The Lease contains Tenant options to add additional space to the Leased Premises. The expansion options are more particularly described in Article 33 of the Lease.

RIGHTS OF FIRST OFFER:

The Lease contains Tenant rights of first offer to add additional space to the Leased Premises. These rights of first offer are more particularly described in Article 34 and Article 35 of the Lease.

TERM OF LEASE GOVERN:

The rights, obligations and remedies of Landlord and Tenant, respectively, with reference to each other and the Leased Premises shall be fixed, determined and governed solely by the terms of the Lease, this being a Memorandum of Lease executed by the parties hereto solely for the purpose of providing an instrument for recording pursuant to Section 291-c of the Real Property Law, in lieu of recording the Lease.

SIGNATURES APPEAR ON IMMEDIATELY FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Memorandum of Lease as of the      day of May, 2014.

LANDLORD:	TENANT:

117 ADAMS OWNER, LLC	ETSY, INC.

By:
By:	Name:
Title:

By:
Name:
Title:

55 PROSPECT OWNER LLC

By:

By:
Name:
Title:

State of New York
} SS:
County of

On the      day of May in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

State of New York
} SS:
County of

On the      day of May in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

State of New York
} SS:
County of

On the      day of May in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

MEMORANDUM OF LEASE

117 Adams Owner LLC

And

55 Prospect Owner LLC,

collectively, Landlord

Etsy, Inc.,

Tenant

County:  Kings

Section:

Block:  63 and 76

Lot:     1

RECORD AND RETURN TO:

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Attn: David M. Brooks, Esq.